                                  STATEMENT OF
                             ADDITIONAL INFORMATION





                          AIM VARIABLE INSURANCE FUNDS

                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919





    AIM V.I. AGGRESSIVE GROWTH FUND          AIM V.I. GOVERNMENT SECURITIES FUND
        AIM V.I. BALANCED FUND                 AIM V.I. GROWTH AND INCOME FUND
        AIM V.I. BLUE CHIP FUND                     AIM V.I. GROWTH FUND
  AIM V.I. CAPITAL APPRECIATION FUND              AIM V.I. HIGH YIELD FUND
   AIM V.I. CAPITAL DEVELOPMENT FUND         AIM V.I. INTERNATIONAL EQUITY FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND            AIM V.I. MONEY MARKET FUND
   AIM V.I. DIVERSIFIED INCOME FUND             AIM V.I. NEW TECHNOLOGY FUND
    AIM V.I. GLOBAL UTILITIES FUND                   AIM V.I. VALUE FUND




          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
           IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH
              MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING
                    A I M DISTRIBUTORS, INC., P. O. BOX 4739,
                             HOUSTON, TX 77210-4739
                OR BY CALLING (713) 626-1919 (HOUSTON RESIDENTS)
                         OR (800) 410-4246 (ALL OTHERS).


                                   ----------


             STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2001,
                    RELATING TO PROSPECTUS DATED: MAY 1, 2001

                                TABLE OF CONTENTS

                                                                                                                PAGE
INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1
         The Trust and Its Shares.................................................................................1

PERFORMANCE.......................................................................................................3
         Total Return Calculations................................................................................3
         Historical Portfolio Results.............................................................................4
         Yield Information........................................................................................5

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................6
         General Brokerage Policy.................................................................................6
         Allocation of IPO Securities Transactions................................................................8
         Section 28(e) Standards..................................................................................8
         Portfolio Turnover......................................................................................10
         Brokerage Commissions Paid..............................................................................10

INVESTMENT STRATEGIES AND RISKS..................................................................................11
         Aggressive Growth Fund..................................................................................11
         Balanced Fund...........................................................................................12
         Blue Chip Fund..........................................................................................12
         Capital Appreciation Fund...............................................................................13
         Capital Development Fund................................................................................13
         Dent Demographic Trends Fund............................................................................13
         Diversified Income Fund.................................................................................13
         Global Utilities Fund...................................................................................14
         Government Securities Fund..............................................................................14
         Growth Fund.............................................................................................15
         High Yield Fund.........................................................................................15
         International Equity Fund...............................................................................15
         Money Market Fund.......................................................................................16
         Value Fund..............................................................................................16

INVESTMENT RESTRICTIONS..........................................................................................17
         Fundamental Restrictions................................................................................17
         Non-fundamental Restrictions............................................................................18

CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES.....................................................................19
         Money Market Obligations................................................................................19
         Repurchase Agreements...................................................................................20
         U.S. Government Agency Mortgage-Backed Securities.......................................................20
         Convertible Securities..................................................................................20
         Real Estate Investment Trusts ("REITs").................................................................21
         Foreign Securities......................................................................................21
         Foreign Exchange Transactions...........................................................................22
         ADRs and EDRs...........................................................................................22
         Lending of Portfolio Securities.........................................................................23
         Reverse Repurchase Agreements...........................................................................23
         Delayed Delivery Agreements and When-Issued Securities..................................................23
         Dollar Roll Transactions................................................................................24
         Illiquid Securities.....................................................................................25
         Special Situations......................................................................................25
         Warrants................................................................................................25
         Short Sales.............................................................................................25
         Rule 144A Securities....................................................................................26
         Equity-Linked Derivatives...............................................................................26
         Investment in Other Investment Companies................................................................26

         Temporary Defensive Investments.........................................................................27
         Utilities Industry......................................................................................27

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................28
         Introduction............................................................................................28
         General Risks of Options, Futures and Currency Strategies...............................................28
         Cover...................................................................................................29
         Writing Call Options....................................................................................29
         Writing Put Options.....................................................................................30
         Purchasing Put Options..................................................................................30
         Purchasing Call Options.................................................................................30
         Over-The-Counter Options................................................................................31
         Index Options...........................................................................................31
         Limitations on Options..................................................................................32
         Interest Rate, Currency and Stock Index Futures Contracts...............................................32
         Options on Futures Contracts............................................................................33
         Forward Contracts.......................................................................................33
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................33

RISK FACTORS.....................................................................................................34
         Small Capitalization Companies..........................................................................34
         Non-Investment Grade Debt Securities....................................................................34
         Foreign Securities......................................................................................34
         Non-diversified Portfolio (Global Utilities Fund Only)..................................................35

MANAGEMENT.......................................................................................................35
         Trustees and Officers...................................................................................35
                  Remuneration of Trustees.......................................................................39
                  AIM Funds Retirement Plan for Eligible Directors/Trustees......................................40
                  Deferred Compensation Agreements...............................................................41
         Investment Advisory, Sub-Advisory and Administrative Services Agreements................................41
         The Distribution Agreement..............................................................................47

DETERMINATION OF NET ASSET VALUE.................................................................................47

PURCHASE AND REDEMPTION OF SHARES................................................................................49

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................50

MISCELLANEOUS INFORMATION........................................................................................52
         Audit Reports...........................................................................................52
         Legal Matters...........................................................................................52
         Custodians and Transfer Agent...........................................................................52
         Principal Holders of Securities.........................................................................52
         Other Information.......................................................................................58

APPENDIX A......................................................................................................A-1

APPENDIX B......................................................................................................B-1

APPENDIX C......................................................................................................C-1

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         AIM Variable Insurance Funds (the "Trust") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in Prospectuses dated May 1, 2001 (referred to collectively as the "Prospectuses" and separately as a "Prospectus"), which relate to one or more of the sixteen series portfolios of the Trust (referred to collectively as the "Funds" and separately as a "Fund"). One or more of the Funds may not be available under a particular variable annuity contract or variable life insurance policy. Accordingly, this Statement of Additional Information may contain information that is not relevant to the investment options under such a contract or policy. Copies of each Prospectus available under a contract or policy and additional copies of this Statement of Additional Information may be obtained without charge by contacting the principal distributor of each Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or by calling (800) 410-4246. Investors must receive a Prospectus before they invest. To the extent that this Statement of Additional Information contains information concerning a Fund that is not available under a contract or policy, the Statement of Additional Information does not constitute the offer of the shares of that Fund.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

         The Trust was previously organized on January 22, 1993, as a Maryland corporation. Pursuant to an agreement and plan of reorganization, the Funds were reorganized on May 1, 2000 as portfolios of AIM Variable Insurance Funds, a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end series management investment company. The Trust currently is organized under an Agreement and Declaration of Trust, dated December 7, 1999, (the "Trust Agreement"). Each Fund is a series of shares of the Trust. The Trust currently consists of sixteen separate portfolios: AIM V.I. Aggressive Growth Fund ("Aggressive Growth Fund"), AIM V.I. Balanced Fund ("Balanced Fund"), AIM V.I. Blue Chip Fund ("Blue Chip Fund"), AIM V.I. Capital Appreciation Fund ("Capital Appreciation Fund"), AIM V.I. Capital Development Fund ("Capital Development Fund"), AIM V.I. Dent Demographic Trends Fund ("Dent Demographic Trends Fund"), AIM V.I. Diversified Income Fund ("Diversified Income Fund"), AIM V.I. Global Utilities Fund ("Global Utilities Fund"), AIM V.I. Government Securities Fund ("Government Fund"), AIM V.I. Growth Fund ("Growth Fund"), AIM V.I. Growth and Income Fund ("Growth and Income Fund"), AIM V.I. High Yield Fund ("High Yield Fund"), AIM V.I. International Equity Fund ("International Fund"), AIM V.I. New Technology Fund ("New Technology Fund")(formerly known as the AIM V.I. Telecommunications and Technology Fund), AIM V.I. Money Market Fund ("Money Market Fund") and AIM V.I. Value Fund ("Value Fund"). Each Fund, with the exception of the Global Utilities Fund, is a "diversified management company" as defined in the 1940 Act. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         On May 1, 2000, the Funds succeeded to the assets and assumed the liabilities of the funds with corresponding names (the "Predecessor Funds") of AIM Variable Insurance Funds, Inc., a Maryland corporation ("AVIF"), pursuant to an Agreement and Plan of Reorganization between the Trust and AVIF. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to the Funds is that of the Predecessor Funds. Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning redemptions, investors should consult the Prospectuses under the caption "Purchase and Redemption of Shares."

         The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Upon any liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the applicable Fund available for distribution after satisfaction of outstanding liabilities of the Fund.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from Contract owners, annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         Shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund, a separate vote of shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

         The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

                                   PERFORMANCE

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS

         The Funds' average annual total returns for the one and five year periods ended December 31, 2000, and average annual and cumulative total returns for each of the Funds since their inception are as follows:

                                                                                           Since
                                                    Year Ended                           Inception
                                                 December 31, 2000      ------------------------------------------
                                                 -----------------                        Average
                                                   One       Five       Inception         Annual        Cumulative
                                                  Year       Year          Date           Return          Return
                                                 -------    ------      ---------        ---------      ----------
AIM V.I. Aggressive Growth Fund                    2.60        N/A       05/01/98          15.54           47.03
AIM V.I. Balanced Fund                            (4.20)       N/A       05/01/98          10.07           29.18
AIM V.I. Blue Chip Fund                           (8.18)       N/A       12/29/99          (8.14)          (8.18)
AIM V.I. Capital Appreciation Fund               (10.91)     15.45       05/05/93          17.37          240.90
AIM V.I. Capital Development Fund                  9.25        N/A       05/01/98          10.48           30.45
AIM V.I. Dent Demographic Trends Fund            (17.90)       N/A       12/29/99         (17.81)         (17.90)
AIM V.I. Diversified Income Fund                   0.69       4.28       05/05/93           5.23           47.76
AIM V.I. Global Utilities Fund                    (2.28)     15.69       05/02/94          15.08          154.98
AIM V.I. Government Securities Fund               10.12       5.31       05/05/93           5.37           49.21
AIM V.I. Growth Fund                             (20.49)     16.66       05/05/93          16.13          214.24
AIM V.I. Growth and Income Fund                  (14.56)     17.17       05/02/94          17.66          195.61
AIM V.I. High Yield Fund                         (19.01)       N/A       05/01/98          (6.87)         (17.29)
AIM V.I. International Equity Fund               (26.40)     11.09       05/05/93          11.62          132.02
AIM V.I. Money Market Fund                         5.83       5.13       05/05/93           4.76           42.77
AIM V.I. New Technology Fund*                    (36.29)     17.04       10/18/93          17.37          216.99
AIM V.I. Value Fund                              (14.65)     15.87       05/05/93          17.33          239.91

         * Performance prior to October 15, 1999 was for a predecessor fund. In addition, for periods prior to May 1, 2000 the performance shown above relates to the fund before changing its investment strategy to emphasize securities of companies in the technology industry as well as the telecommunications industry. Effective May 1, 2001, the fund changed its investment strategy to increase its emphasis on the technology industry and decrease its emphasis on the telecommunications industry.

         The total returns quoted above do not reflect charges levied at the insurance company separate account level. For a complete description of the applicable charges, see the fee table in the prospectus for the appropriate insurance company separate account.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Inc., Morningstar, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Standard & Poor's ("S&P") 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The International Fund's performance may also be compared in advertising to performance of comparative benchmarks such as The Financial Times-Actuaries World Indices (a wide range of comprehensive measures of stock price performance for the major stock markets and regional areas), Morgan Stanley Capital International Indices (including the EAFE Index) Pacific Basin Index and Pacific Ex Japan Index (a widely recognized series of indices in international market performance), and indices of stocks comparable to those in which the Fund invests.

         Each Fund's advertising may from time to time include historical discussions of general economic conditions such as inflation rates and changes in the stock market, foreign and domestic interest rates and foreign and domestic political circumstances and events.

         From time to time, Dent Demographic Trends Fund sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

         In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Some of the Funds (except AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market
Fund) may participate in the initial public offering ("IPO") market. For AIM V.I. Capital Development Fund, AIM V.I. Global Utilities Fund and AIM V.I. New Technology Fund (i.e., funds that have a small asset base) any investment a Fund may make in IPOs may significantly increase its total returns There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, variable life insurance, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

YIELD INFORMATION

         Quotations of yield on the Money Market Fund may appear from time to time in the financial press and in advertisements.

         The Money Market Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for an identified period, usually seven days. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of the insurance company separate account.

         The standard formulas prescribed by the SEC for calculating yield and effective yield for the Money Market Fund are described below:

         The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities, unrealized appreciation and depreciation, and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the period, dividends declared on such additional shares during the period, and expenses accrued during the period.

         The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by the number of days in the period, and subtracting one from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in the Fund's portfolio and the Fund's operating expenses. Quotations of yield will be accompanied by information concerning the average weighted maturity of the Fund. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for a Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.

         The simple annualized yield and compounded effective yield for the Money Market Fund for the seven (7) days ended December 31, 2000 were 5.96% and 6.14%, respectively.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Trustees of the Trust, AIM is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of the Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions and, where applicable, for the negotiation of commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission or spread available.

         Purchases and sales of portfolio securities for the Diversified Income Fund, the Money Market Fund and the Government Fund are generally transacted with the issuer or a primary market maker. In addition, a portion of the securities in which the Funds invest may be traded in over-the-counter ("OTC") markets. In such transactions, the Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation to the dealer in the form of mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates.

         Foreign equity securities may be held by a Fund in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM (collectively with the Funds, the "AIM Funds"). Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker, and (3) the broker's attitude toward and interest in mutual funds in general and in the Funds and the other AIM Funds in particular including sales of the Funds and of the other AIM Funds. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM.

         Subject to the overall objective of obtaining best price and execution for the Funds, AIM may also consider sales of shares by broker-dealers of each Fund and of the other AIM Funds as well as sales of variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") funded through the Funds ("selling dealers"), as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Such portfolio transactions may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements.

         AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchases by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund(s) and one or more of these accounts is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         These combined transactions, and related brokerage charges, will be allocated among the Fund(s) and such accounts in a manner consistent with guidelines and procedures approved by the Trust's Board of Trustees that are designed to achieve an equitable manner of allocation. In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

         From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds or accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When any AIM Fund and/or account with substantially identical investment objectives and policies participate in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

SECTION 28(e) STANDARDS

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, AIM may cause a Fund to pay a broker that provides brokerage and research services to AIM an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker would have charged for effecting that transaction. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [its] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion" and that the services provided by a broker provide AIM with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's own research (and the research of sub-advisors to other clients of AIM) and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally, in written form or on computer software. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, this research provides AIM with a diverse perspective on financial markets. Research services which are provided to AIM by brokers are available for the benefit of all accounts managed or advised by AIM (or by sub-advisors to accounts managed or advised by AIM). In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM could be considered to have been reduced accordingly.

         For the fiscal year ended December 31, 2000, certain Funds paid brokerage commissions to certain brokers for research services. The amount of such transactions and related commissions paid by each Fund were as follows:

                                                           Commissions       Transactions
                                                           -----------       ------------
       AIM V. I. Aggressive Growth Fund                    $     4,166       $  3,876,829
       AIM V. I. Balanced Fund                             $     2,406       $  1,990,817
       AIM V. I. Blue Chip Fund                            $       361       $    401,674
       AIM V. I. Capital Appreciation Fund                 $   172,713       $189,697,345
       AIM V. I. Capital Development Fund                  $     4,384       $  2,480,459
       AIM V. I. Dent Demographic Trends Fund              $     2,029       $  2,266,476
       AIM V. I. Global Utilities Fund                     $     5,134       $  3,608,247
       AIM V. I. Growth Fund                               $   150,950       $170,942,962
       AIM V. I. Growth and Income Fund                    $   293,251       $303,693,257
       AIM V. I. International Equity Fund                 $    20,496       $ 11,084,247
       AIM V. I. New Technology Fund                       $     3,836       $  6,000,451
       AIM V. I. Value Fund                                $   284,553       $303,984,163

         As of December 31, 2000, the following Funds entered into investment transactions with the following regular brokers, as that term is defined in Rule 10b-1 under the 1940 Act, having the noted market values.

                                                                                                                         SALOMON
                                                                                LEHMAN                      MORGAN        SMITH
                                                                                BROTHERS       MERRILL      STANLEY       BARNEY
                                                AMERICAN        GOLDMAN         HOLDINGS,      LYNCH &     DEAN WITTER   HOLDINGS,
         FUNDS                                  EXPRESS          SACHS             INC.        CO., INC.       & CO.       INC.
         -----                               -------------    -----------    ------------   ------------  ------------   ---------
    AIM V.I. Balanced Fund                     $   455,981    $   620,238    $   534,399    $   571,927   $    602,300          --

    AIM V.I. Blue Chip Fund                    $   483,450             --             --    $   354,575   $    570,600          --

    AIM V.I. Capital Appreciation Fund         $21,975,000    $30,776,612             --    $12,601,050   $ 26,628,000          --

    AIM V.I. Dent Demographic Trends Fund      $   659,250    $   855,500             --    $   818,250   $  1,347,250          --

    AIM V.I. Diversified Income Fund                    --             --    $ 1,538,181    $   187,532             --          --

    AIM V.I. Growth Fund                       $25,798,650             --             --    $20,476,706             --          --

    AIM V.I. Growth and Income Fund            $75,539,062    $32,509,000             --    $40,912,500   $ 97,081,250          --

    AIM V.I. Money Market Fund                          --             --             --    $ 3,500,000   $  3,400,000   $2,981,129

    AIM V.I. Value Fund                                 --             --             --    $21,820,000   $106,884,475           --


PORTFOLIO TURNOVER

         The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. In any particular year, however, market conditions could result in portfolio activity at a rate greater or lesser than anticipated. Higher portfolio turnover increases transaction costs to the Fund.

BROKERAGE COMMISSIONS PAID

         Brokerage commissions paid by each of the Funds listed below were as follows for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998. The significant change in commissions paid from year to year for AIM V.I. Capital Appreciation Fund and AIM V.I. Growth and Income Fund is due to the increase in asset level.

                                                December 31,     December 31,      December 31,
                                                    2000            1999               1998
                                                ------------     ------------      ------------
AIM V.I. Aggressive Growth Fund                  $   72,497       $   12,853       $    2,983*
AIM V.I. Balanced Fund                           $   38,836       $   18,419       $    2,241*
AIM V.I. Blue Chip Fund                          $   17,310              N/A              N/A
AIM V.I. Capital Appreciation Fund               $2,337,094       $1,028,908       $1,017,185
AIM V.I. Capital Development Fund                $  116,941       $   14,060       $    3,748*
AIM V.I. Dent Demographic Trends Fund            $   39,329              N/A              N/A
AIM V.I. Diversified Income Fund                 $      -0-       $    1,626       $      282
AIM V.I. Global Utilities Fund                   $   63,962       $   21,661       $   18,422
AIM V.I. Government Securities Fund              $      -0-       $       -0-      $       -0-
AIM V.I. Growth Fund                             $2,025,067       $  940,142       $  876,546
AIM V.I. Growth and Income Fund                  $3,238,465       $2,951,259       $2,834,451
AIM V.I. High Yield Fund                         $      -0-       $       -0-      $       -0-*
AIM V.I. International Equity Fund               $1,670,150       $1,061,593       $  814,499
AIM V.I. Money Market Fund                       $      -0-       $       -0-      $       -0-
AIM V.I. New Technology Fund                     $   85,374       $  131,019       $  120,189
AIM V.I. Value Fund                              $3,583,721       $1,978,681       $1,920,264

* Commissions paid are for the period May 1,1998 (date operations commenced) through December 31, 1998.

                         INVESTMENT STRATEGIES AND RISKS

         Information concerning each Fund's non-fundamental investment objective is set forth in the Prospectus under the heading "Investment Objectives and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that investment program are discussed in the Prospectus under the following headings: "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds". The following discussion of investment policies supplements the discussion of the investment strategies and risks set forth in the Prospectus.

         Set forth in this section is further information with respect to certain Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies become effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

AGGRESSIVE GROWTH FUND

         The Fund will invest primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies in the small to medium-sized category (i.e., companies with a market capitalization within the range of small cap stocks in the Russell 2500 Index.) Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Fund's portfolio is primarily comprised of securities of two basic categories: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying dramatic increase in profits. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgement of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

BALANCED FUND

         The Fund will invest in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Services ("S&P") or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. (For a description of the various rating categories, see Appendix A to this Statement of Additional Information. For more information concerning the risk factors associated with investments in high yield securities, see "Risk Factors -- Non-Investment Grade Debt Securities".) The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers.

BLUE CHIP FUND

         The Fund intends to invest at least 65% of its total assets in the common stocks of blue chip companies as determined by AIM. These companies will have the potential for above-average growth in earnings or be well-established in their respective industries. The Fund will generally invest in large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) which possess the following characteristics:

         o        Market Characteristics

                  Blue chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have:

                  - superior growth prospects compared with other companies in the same industry;

                  - possession of proprietary technology with the potential to bring about major changes within an industry; and/or

                  - leading sales within an industry, or the potential to become a market leader.

         o        Financial Characteristics

                  Blue chip companies possess at least one of the following attributes:

                  - faster earnings growth than its competitors and the market in general;

                  - higher profit margins relative to its competitors;

                  - strong cash flow relative to its competitors; and/or

                  - a balance sheet with relatively low debt and a high return on equity relative to its competitors.

         When AIM believes securities other than common stocks offer opportunity for long-term growth of capital and income, the Fund may invest in United States government securities, corporate bonds and debentures and convertible preferred stocks and debt securities. The Fund will invest only in debt securities (other than convertible debt securities) which are rated at "Investment Grade" by either S&P or Moody's. Debt securities in the lowest investment grade (e.g., rated BBB by S&P or Baa by Moody's) have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity on the part of the issuer to make principal and interest payments than is the case with higher grade bonds. The Fund will limit its investments in convertible securities to those in which the underlying common stock is a suitable investment for the Fund without regard to debt rating category, but will not invest more than 10% of its total assets in convertible securities. The Fund may invest in United States government securities and corporate bonds and debentures when AIM believes interest rates on such investments may decline thereby potentially increasing the market value of such securities or to meet the additional investment objective of producing current income. Under normal market conditions, the Fund expects at all times to have at least 65% of its total assets invested in securities which AIM believes offer opportunity for long-term growth of capital or income.

         For the risks involved in investing in foreign securities, see "Risk Factors - Foreign Securities" in this Statement of Additional Information.

CAPITAL APPRECIATION FUND

         The Capital Appreciation Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

CAPITAL DEVELOPMENT FUND

         The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States).

DENT DEMOGRAPHIC TRENDS FUND

         Harry S. Dent, Jr., President of H.S. Dent Advisors, Inc., is an internationally known strategic consultant and best-selling author who provides the Fund's portfolio managers with macroeconomic and sector research, along with investment and market capitalization recommendations. The Fund's portfolio managers then focus on companies within those sectors and market capitalizations that have historically experienced or are deemed to have the potential for above-average, long-term growth in revenues and earnings. The Fund makes use of a unique investment style that blends AIM's earnings momentum approach with proprietary guidance from Dent.

         The Fund's portfolio managers may sell stocks that experience decelerated earnings and negative earnings revisions. They actively monitor valuation targets and may reduce positions that they believe have become too heavily weighted in the Fund's portfolio.

         The Fund may invest in companies of various market capitalizations and is not limited exclusively to small-, mid- or large-cap stocks, which may help minimize the risks associated with sector investing.

         Demographic, economic and lifestyle trends may occur in different phases around the world. The Fund is positioned to potentially take advantage of these differing phases by investing in both domestic and foreign stock issuers.

DIVERSIFIED INCOME FUND

         The Fund may invest up to 10% of its total assets in common stocks, preferred stocks, similar equity securities and convertible securities of U.S. and foreign companies. The Fund does not intend to invest more than 50% of its total assets in lower-rated or unrated high yield securities or more than 50% of its total assets in foreign debt securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional

Information. For a description of U.S. Government Agency Mortgage-Backed Securities, see Appendix B to this Statement of Additional Information.) For a discussion of the investment risks associated with investments in high yield securities and foreign securities, see "Risk Factors" in this Statement of Additional Information.

GLOBAL UTILITIES FUND

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that produce or supply electricity, natural gas, water, sanitary services, and telephone or telegraph, cable, satellite or other communication or information transmission services, as well as holding companies which derive at least 40% of their revenues from utility-related activities and companies that provide advanced technologies for use by the utilities industry. The Fund will seek to position itself to take advantage of deregulation in the utility industry and advances in communication and natural gas technology. In addition to the Fund's investments in common and preferred stocks of public utility companies, the Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may also purchase the bonds of such companies. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information.) The Fund may also invest up to 80% of its total assets in securities of foreign companies, including investments in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and underlying securities of foreign issuers. For a discussion of the investment risks associated with investments in non-investment grade debt securities and foreign securities, see "Risk Factors" in this Statement of Additional Information.

         A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events, such as changing weather patterns, emergencies involving nuclear power plants, or rapidly changing fuel prices that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities.

         Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources.

GOVERNMENT SECURITIES FUND

         The government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service or
(c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not required by law to support the agencies and instrumentalities listed in (b) and (c), above. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Statement of Additional Information.

         The Fund's investments include high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

         The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of AIM and how best to further the Fund's investment objective. The Fund may invest in government securities of all maturities, short-term, intermediate-term and long-term. The Fund intends to maintain a dollar-weighted average portfolio maturity of between three and ten years.

GROWTH FUND

         Current income will not be an important criterion of investment selection, and any such income should be considered incidental. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

HIGH YIELD FUND

         The Fund invests principally in publicly traded non-investment grade debt securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). The Fund will invest over 50% of the value of its total assets in securities that are rated Baa, Ba or B by Moody's or BBB, BB, or B by S&P, or securities of comparable quality in the opinion of the fund's portfolio managers, that are either unrated or rated by other NRSROs. (For a description of the various rating categories, see Appendix A to this Statement of Additional Information.) The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds.

         While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Risk Factors -- Non-Investment Grade Debt Securities."

         The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Illiquid Securities" for further information regarding such investments.

INTERNATIONAL EQUITY FUND

         In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to the Growth Fund with respect to that Fund's investment in United States equities markets. The Fund will utilize, to the extent practicable, a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM will review carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings. If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. For a discussion of the investment risks associated with investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

MONEY MARKET FUND

         The Fund invests in a diversified portfolio of high quality U.S. dollar denominated money market instruments and other similar instruments with maturities of 397 days or less from the date of purchase, and will maintain a dollar weighted-average portfolio maturity of 90 days or less. Securities subject to repurchase agreements may bear longer maturities.

         The Fund invests in a broad range of U.S. Government and foreign government obligations, and bank and commercial instruments that may be available in the money markets. Such obligations include U.S. Treasury obligations and repurchase agreements secured by such obligations. The Money Market Fund intends to invest in bankers' acceptances, certificates of deposit, repurchase agreements, time deposits, variable rate master demand notes, taxable municipal securities and commercial paper, and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. All of these instruments, which are collectively referred to as "Money Market Obligations," are briefly described in Appendix C to this Statement of Additional Information.

         The Fund will limit investments in Money Market Obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be comparable quality to a rated security that meets the foregoing quality standards. For a more complete definition of a "First Tier" security, see "Money Market Obligations" in this Statement of Additional Information.

         The Money Market Fund may invest up to 100% of its total assets in obligations issued by banks. While the Fund will limit its investments in bank instruments to U.S. dollar denominated obligations, it may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. The Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

VALUE FUND

         The secondary objective of income would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks held in the Fund's portfolio. The Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         Each Fund is subject to the following fundamental investment restrictions, except Global Utilities Fund is not subject to restrictions (1) or
(4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for Money Market, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

         Global Utilities Fund is also subject to the following fundamental investment restriction:

         The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) its investments in the securities of domestic and foreign public utility companies.

         The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Funds have this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

         The following non-fundamental investment restrictions apply to all of the Funds, except Global Utilities Fund is not subject to restrictions (1) or
(3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.
S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "Advised Fund"). The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         For purposes of Global Utilities Fund's fundamental restriction regarding industry concentration, public utility companies shall consist of companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, cable satellite, telegraph or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities.

                  CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES

         Each of the Funds has the flexibility to invest, to the extent described below, in a variety of instruments designed to enhance its investment capabilities. Each of the Funds may invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; the Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities; each of the Funds may purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; each of the Funds, other than the Money Market Fund, may lend portfolio securities and make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration.

         Each of the Funds, other than the Money Market Fund, may write (i.e., sell) "covered" put and call options and buy put and call options on domestic and foreign securities, securities indices and currencies. Each of the Funds, other than the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and forward contracts as a hedge to protect against possible changes in market values. A brief description of these investment instruments and their risks appears below. See "Hedging and Other Investment Techniques" in this Statement of Additional Information for more detailed information.

MONEY MARKET OBLIGATIONS

         When deemed appropriate for temporary or defensive purposes, each of the Funds may hold cash or cash equivalent Money Market Obligations. Of course, the Money Market Fund invests exclusively in Money Market Obligations. While none of the Funds other than the Money Market Fund is required by regulation or fundamental policy to limit such investments to those which, at the date of purchase, are "First Tier" securities as that term is defined in Rule 2a-7 under the 1940 Act, it is the current intention of AIM to limit such investments to those securities which, at the time of purchase, are considered "First Tier" securities or securities which AIM has determined to be of comparable credit quality. To the extent that a Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.

         In addition to the Money Market Obligations described above, as a temporary or defensive measure, and without regard to their respective investment objectives, AIM, may invest all or substantially all of the assets of each Fund (other than Money Market Fund) in cash or Money Market Obligations, including repurchase agreements, some of which may be denominated in foreign currencies.

         As set forth in the Prospectus, the Money Market Fund will limit its purchases of Money Market Obligations to U.S. dollar denominated securities which are "First Tier" securities, as such term is defined from time to time in Rule 2a-7 under the 1940 Act. A First Tier Security is generally a security that: (i) has received a short-term rating, or is subject to a guarantee that has received a short-term rating, or, in either case, is issued by an issuer with a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that the Fund's investment adviser has determined are of comparable quality to a rated security described in (i); (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a Government Security.

         Subsequent to its purchase by the Fund, an issue of Money Market Obligations may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the elimination of the security from the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security.

REPURCHASE AGREEMENTS

         Each of the Funds may enter into repurchase agreements with institutions believed by the Trust's Board of Trustees to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper.

         Although the underlying collateral for repurchase agreements may have maturities exceeding one year, the Funds will not enter into repurchase agreements expiring in more than seven days. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Securities subject to repurchase agreements will be held in the custodian's account with the Federal Book-Entry System on behalf of the Fund.

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

         The Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the United States Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA, or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and servicers of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix B for a more complete description of GNMA securities.

         Mortgage-backed securities consist of interests in underlying mortgages generally with maturities of up to thirty years. However, due to early unscheduled payments of principal of the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in the opposite direction compared to interest rates.

CONVERTIBLE SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds (except the Money Market Fund) may invest in convertible securities. Convertible securities usually consist of corporate debt securities or preferred stock that may in certain circumstances be converted into a predetermined number of shares of another form of that issuer's equity, usually common stock. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Funds will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, each applicable Fund invests in such securities without regard to corporate bond ratings.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

         To the extent consistent with their respective investment objectives and policies, each of the Funds (except the Government Fund and the Money Market
Fund) may invest in equity and/or debt securities issued by REITs. Such investments will not exceed (i) 25% of the total assets of the Aggressive Growth Fund, the Balanced Fund, the Blue Chip Fund, the Capital Appreciation Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Global Utilities Fund, the Growth Fund, the Growth and Income Fund, the International Fund, the New Technology Fund and the Value Fund; and (ii) 10% of the total assets of the Diversified Income Fund and the High Yield Fund.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interest therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities will constitute more than: (i) 20% of the value of the total assets of the Government Fund; (ii) 25% of the value of the total assets of the Aggressive Growth Fund, the Balanced Fund, the Blue Chip Fund, the Capital Appreciation Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Growth Fund, the Growth and Income Fund, the High Yield Fund, the Value Fund, and the New Technology Fund; (iii) 50% of the value of the total assets of the Diversified Income Fund and the Money Market Fund (however, the Money Market Fund may only invest in foreign securities denominated in U.S. dollars); and (iv) 80% of the value of the total assets of the Global Utilities Fund. The International Fund intends to invest at least 70% of its total assets in foreign securities.

         The Diversified Income Fund may invest in debt obligations which may be denominated in the U.S. dollar or in other currencies issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank, Asian Development Bank and European Economic Community), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Diversified Income Fund may also invest in debt obligations issued by corporations denominated in non-U.S. dollar currencies. No more than 25% of the Diversified Income Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. At the present time, AIM does not intend to invest more than 10% of the Diversified Income Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries in various regions of the world. A

"developing country" is a country in the initial stages of its industrial cycle. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future.


         The Global Utilities Fund may invest up to 80% of its total assets in securities of foreign companies, including investments in ADRs, EDRs and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Global Utilities Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for defensive purposes, it may invest 100% of its total assets in securities of U.S. issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers. In addition, investors should also be aware that the Global Utilities Fund may invest in companies located within emerging or developing countries.

         Under normal market conditions the International Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock and depositary receipts for stock) and may invest up to 20% of its total assets in securities exchangeable for or convertible into stock of foreign companies.

         Under normal market conditions, the International Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The International Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin, but the Fund may also invest to a lesser extent in the securities of companies located in developing countries in various regions of the world. At the present time, AIM does not intend to invest more than 20% of the International Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries.

         For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" in this Statement of Additional Information.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds (except the Money Market Fund) may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e., cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. A Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. Dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

ADRs AND EDRs

         To the extent consistent with their respective investment objectives each of the Funds (except the International Fund which is discussed separately above) may also invest in securities which are in the form of ADRs, EDRs or other securities representing underlying securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities for purposes of determining the applicable limitation on investment in foreign securities.

LENDING OF PORTFOLIO SECURITIES

         Each Fund (except the Money Market Fund) may, from time to time, lend securities from their respective portfolios, with a value not exceeding 33 1/3% of their respective total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of liquid assets which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under each such Fund's investment program. While the securities are being lent, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. During the period of the loan, the applicable Fund receives the income on both the loaned securities and the collateral (or a fee) and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale by the Fund of portfolio securities, with an agreement that the Fund will repurchase the securities at an agreed upon price, date and interest payment. Each Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price. Each of the Funds may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of their respective total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidating may decline below the repurchase price of the securities sold by the Fund which is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Borrowing" in this Statement of Additional Information for percentage limitations on borrowings.

DELAYED DELIVERY AGREEMENTS AND WHEN-ISSUED SECURITIES

         Each Fund may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

         Delayed delivery agreements involve commitments by each such Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund and may enter into delayed delivery agreements to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective. Until the settlement date, the Fund will segregate cash or other liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Fund and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of the Money Market Fund.

         Many new issues of debt securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase such debt securities with the intention of actually acquiring such securities, but the Funds may each sell these securities before the settlement date if it is deemed advisable. The Fund holds, and maintains until the settlement date segregated liquid assets of a dollar value sufficient at all times to make payment for the when-issued securities. The securities will be marked-to-market and additional assets will be segregated if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in the Funds' portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then-available cash flow, by sale of the segregated securities, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the applicable Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

         If a Fund enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate liquid assets in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Fund's exposure to market fluctuation, or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund may employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's net assets would become so committed.

         The Government Fund may engage in buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

DOLLAR ROLL TRANSACTIONS

         In order to enhance portfolio returns and manage prepayment risk, the Diversified Income Fund and the Government Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayments histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. See "Borrowing," below for the applicable limitation on dollar roll transactions.

ILLIQUID SECURITIES

         None of the Funds will invest more than 15% of their respective net assets in illiquid securities, including restricted securities which are illiquid. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

SPECIAL SITUATIONS

         Although the Capital Appreciation Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

WARRANTS

         The Aggressive Growth Fund, the Blue Chip Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Growth and Income Fund and the High Yield Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SHORT SALES

         Each of the Funds (except the Money Market Fund) may enter into short sales transactions from time to time. None of these Funds will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of the Funds for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of any such Fund's total assets be deposited or pledged as collateral for such sales at any time.

RULE 144A SECURITIES

         Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Trust's Board of Trustees. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

EQUITY-LINKED DERIVATIVES

         The Aggressive Growth Fund, the Balanced Fund, the Blue Chip Fund, the Capital Appreciation Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Global Utilities Fund, the Growth and Income Fund, the Growth Fund, the International Equity Fund, the New Technology Fund and the Value Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds (except Money Market Fund) may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. The Funds may also invest up to 25% of their respective total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, Money Market Fund may temporarily hold all or a portion of its assets in cash, and may invest up to 25% of its total assets in Affiliated Money Market Funds.

UTILITIES INDUSTRY

         The following is a general description of the particular types of utilities industries in which the Global Utilities Fund may invest.

         Electric Utility Industry. Electric utilities are heavily regulated. Local rates are subject to the review of state commissions, and sales either between companies or that cross state lines are subject to review by the Federal Energy Regulatory Commission. The industry is also subject to regulation by the SEC under the Public Utility Holding Company Act of 1935. In addition, companies constructing or operating nuclear powered generating stations are subject to extensive regulation by the Nuclear Regulatory Commission.

         Electric utility companies are also subject to extensive local regulation in environmental and site location matters. Future legislation with regard to the issues of acid rain and toxic and radioactive wastes could have a significant impact on the manner in which utility companies conduct their business, and the costs that they incur. Since the late 1970s, investor-owned utilities have experienced a number of unfavorable regulatory trends, including increased regulatory resistance to price increases and new legislation encouraging competition.

         Electric utilities have recently become subject to competition in varying degrees. This competition can have the effect of decreasing revenues and profit margins.

         Natural Gas Industry. The natural gas industry is comprised primarily of many small distribution companies and a few large interstate pipeline companies. The Public Utility Holding Company Act of 1935 has generally acted as a bar to the consolidation of pipeline and distribution companies. Regulation of these companies is similar to that of electric companies. The performance of natural gas utilities may also be substantially affected by fluctuations in energy prices. Competition in the natural gas industry has resulted in the consolidation of the industry.

         Communications Industry. Most of the communications industry capacity is concentrated in the hands of a few very large publicly-held companies, unlike the situation in the electric and gas industries. Significant risks for the investor to overcome still exist, however, including risk relating to pricing at marginal versus embedded cost. New entrants may have lower costs of material due to newer technologies or lower standards of reliability than those heretofore imposed by American Telephone & Telegraph ("AT&T") on the industry. Accordingly, the marginal cost of incremental service is much lower than the costs embedded in an existing network. Communications companies are not subject to the Public Utility Holding Company Act of 1935.

         Interstate communications service may be subject to Federal Communications Commission regulation. Local service may be regulated by the states. In addition, AT&T and its former subsidiaries are still subject to judicial review pursuant to the settlement of the antitrust case brought against them by the Department of Justice.

         Water Utility Industry. The water utility industry is composed of regulated public utilities that are involved in the distribution of drinking water to densely populated areas. The industry is geographically diverse and subject to the same rate base and rate of return regulations as are other public utilities. Demand for water is most heavily influenced by the local weather, population growth in the service area and new construction. Supplies of clean, drinkable water are limited and are primarily a function of the amount of past rainfall.

         Other. In addition to the particular types of utilities industries described above, the Fund may invest in developing utility technology companies (such as cellular telephone, fiber optics and satellite communications firms) and in holding companies which derive a substantial portion of their revenues from utility-related activities.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         Each of the Funds (except the Money Market Fund) may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

         Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                                  RISK FACTORS

         Investors should consider carefully the following special factors before investing in any of the Funds.

SMALL CAPITALIZATION COMPANIES

         Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes.

NON-INVESTMENT GRADE DEBT SECURITIES

         The Balanced Fund, the Diversified Income Fund, the High Yield Fund, and to a lesser extent the Dent Demographic Trends Fund and the Global Utilities Fund may seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

         In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

         When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the Trust's trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

         In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset based upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments, than those of higher-rated debt securities.

FOREIGN SECURITIES

         Investments by a Fund in foreign securities whether denominated in U.S. dollars or foreign currencies, may entail the following risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         CURRENCY RISK. The value of the Fund's foreign investments (except for Money Market Fund, which may only invest in U.S. dollar denominated securities) may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 1, 2001 Greece became a member of EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies and governments may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         In addition, there are risks associated with certain investment strategies employed by the Funds as discussed in the previous section.

NON-DIVERSIFIED PORTFOLIO (GLOBAL UTILITIES FUND ONLY)

         The Global Utilities Fund is a non-diversified portfolio, which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.)

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and executive officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                             POSITIONS HELD
  NAME, ADDRESS AND AGE                      WITH REGISTRANT     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ---------------------                      ---------------     ----------------------------------------

*ROBERT H. GRAHAM  (54)                     Trustee, Chairman    Director, President and Chief Executive Officer,
                                              and President      A I M Management Group Inc.; Director and
                                                                 President, A I M Advisors, Inc.; Director and
                                                                 Senior Vice President, A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc., A I M Fund
                                                                 Services, Inc. and Fund Management Company; and
                                                                 Director and Vice Chairman, AMVESCAP PLC.

BRUCE L. CROCKETT (57)                           Trustee         Director, ACE Limited (insurance company).
906 Frome Lane                                                   Formerly, Director, President and Chief Executive
McLean, VA 22102                                                 Officer, COMSAT Corporation; and Chairman, Board
                                                                 of Governors of INTELSAT (international
                                                                 communications company).

OWEN DALY II (76)                                Trustee         Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                                              (investment company), CF & I Steel Corp.,
Baltimore, MD  21210                                             Monumental Life Insurance Company and Monumental
                                                                 General Insurance Company; and Chairman of the
                                                                 Board of Equitable Bancorporation.

ALBERT R.  DOWDEN (59)                           Trustee         Chairman of the Board of Directors, Cortland
1815 Central Park Drive                                          Trust, Inc. (investment company) and DHJ Media,
P.O. Box 774000-PMB #222                                         Inc.; and Director, Magellan Insurance Company.
Steamboat Springs, CO 80477                                      Formerly, Director, President and Chief Executive
                                                                 Officer, Volvo Group North America, Inc.; Senior
                                                                 Vice President, AB Volvo; and Director, The Hertz
                                                                 Corporation, Genmar Corporation (boat
                                                                 manufacturer), National Media Corporation and
                                                                 Annuity and Life Re (Holdings), Ltd.

EDWARD K. DUNN, JR. (65)                         Trustee         Formerly, Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor                                       Mercantile Mortgage Corp.; Vice Chairman of the
Suite 805                                                        Board of Directors, President and Chief Operating
Baltimore, MD  21201                                             Officer, Mercantile-Safe Deposit & Trust Co.; and
                                                                 President, Mercantile Bankshares.

----------

* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

                                             POSITIONS HELD
  NAME, ADDRESS AND AGE                      WITH REGISTRANT     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ---------------------                      ---------------     ----------------------------------------

JACK M. FIELDS (49)                              Trustee         Chief Executive Officer, Twenty First Century
Washington, DC 20003                                             Group, Inc. (a governmental affairs company).
                                                                 Formerly, Member of the U.S. House of
                                                                 Representatives.

**CARL FRISCHLING (64)                           Trustee         Partner, Kramer, Levin, Naftalis & Frankel, LLP
  919 Third Avenue                                               (law firm).
  New York, NY  10022

PREMA MATHAI-DAVIS (50)                          Trustee         Member, Visiting Committee, Harvard University
370 East 76th Street                                             Graduate School of Education, New School
New York, NY 10021                                               University. Formerly, Chief Executive Officer,
                                                                 YWCA of the U.S.A.; Commissioner, New York
                                                                 City Department of the Aging; and Commissioner,
                                                                 New York City Metropolitan Transportation
                                                                 Authority.

LEWIS F. PENNOCK  (58)                           Trustee         Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX  77057

LOUIS S. SKLAR (61)                              Trustee         Executive Vice President, Development and
The Williams Tower, 50th Floor                                   Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                              (real estate development).
Houston, TX  77056

GARY T. CRUM  (53)                             Senior Vice       Director and President, A I M Capital Management,
                                                President        Inc.; Director and Executive ice President, A I M
                                                                 Management Group Inc.; Director and Senior Vice
                                                                 President, A I M Advisors, Inc.; and Director,
                                                                 A I M Distributors, Inc. and  AMVESCAP PLC.

CAROL F. RELIHAN  (46)                         Senior Vice       Director, Senior Vice President, General Counsel
                                              President and      and Secretary, A I M Advisors, Inc.; Senior Vice
                                                Secretary        President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President
                                                                 and General Counsel, Fund Management Company;
                                                                 General Counsel and Vice President,  A I M Fund
                                                                 Services, Inc.; and Vice President, A I M Capital
                                                                 Management, Inc. and A I M Distributors, Inc.

----------

** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

                                             POSITIONS HELD
  NAME, ADDRESS AND AGE                      WITH REGISTRANT     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ---------------------                      ---------------     ----------------------------------------

DANA R. SUTTON  (42)                         Vice President      Vice President and Fund Controller, A I M
                                             and Treasurer       Advisors, Inc.; and Assistant Vice President and
                                                                 Assistant Treasurer, Fund Management Company.

ROBERT G. ALLEY  (52)                        Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President,
                                                                 A I M Advisors, Inc.

STUART W. COCO (45)                          Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX  (57)                        Vice President      Vice President and Chief Compliance Officer, A I M
                                                                 Advisors, Inc., A I M Capital Management, Inc.,
                                                                 A I M Distributors, Inc.,  A I M Fund Services,
                                                                 Inc., and Fund Management Company.

KAREN DUNN KELLEY (40)                       Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

EDGAR M. LARSEN (60)                         Vice President      Vice President, A I M Capital
                                                                 Management, Inc.

         The standing committees of the Board are the Audit Committee, the Investments Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dowden, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policy and pricing matters.

         The members of the Committee on Directors/Trustees are Messrs. Crockett (Chairman), Daly, Dowden, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person was a shareholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

         All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any Committee thereof. Each trustee of the Trust who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of certain other investment companies advised or managed by AIM. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 2000 for each trustee of the Trust:

                                   AGGREGATE          RETIREMENT BENEFITS            TOTAL
                                 COMPENSATION             ACCRUED BY             COMPENSATION
      TRUSTEE                    FROM TRUST(1)         ALL AIM FUNDS(2)      FROM ALL AIM FUNDS(3)
      -------                    -------------        -------------------    ---------------------

Charles T. Bauer(4)              $        -0-           $         -0-            $        -0-
                                      -------                 -------                 -------

Bruce L. Crockett                $     15,270           $      60,951            $    111,500
                                      -------                 -------                 -------

Owen Daly II                     $     15,270           $      97,195            $    111,500
                                      -------                 -------                 -------

Albert R. Dowden(5)              $      1,796           $         -0-            $     13,435
                                      -------                 -------                 -------

Edward K. Dunn, Jr.              $     15,270           $      22,138            $    111,500
                                      -------                 -------                 -------

Jack Fields                      $     14,869           $      23,019            $    108,500
                                      -------                 -------                 -------

Carl Frischling(6)               $     15,270           $     107,507            $    111,500
                                      -------                 -------                 -------

Robert H. Graham                 $        -0-           $         -0-            $        -0-
                                      -------                 -------                 -------

Prema Mathai-Davis               $     15,270           $      22,606            $    111,500
                                      -------                 -------                 -------

Lewis F. Pennock                 $     15,270           $      67,995            $    111,500
                                      -------                 -------                 -------

Louis S. Sklar                   $     15,196           $      87,538            $    111,000
                                      -------                 -------                 -------

----------

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2000, including earnings, was $135,867.

(2) During the fiscal year ended December 31, 2000, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $33,295. Data reflects compensation estimated for the calendar year ended December 31, 2000.

(3) Each trustee serves as a director or trustee for a total of 12 registered investment companies advised by AIM. Data reflects compensation estimated for the calendar year ended December 31, 2000.

(4) Mr. Bauer was a trustee and officer until September 30, 2000, when he retired.

(5)      Mr. Dowden has served as trustee since December 14, 2000.

(6) The Trust paid the law firm of Kramer, Levin, Naftalis & Frankel LLP $83,279 in legal fees for services provided to the Funds during the fiscal year ended December 31, 2000. Mr. Frischling, a trustee of the Trust, is a partner in such firm.


AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock, and Sklar and Dr. Mathai-Davis are 13, 13, 0, 2, 3, 23, 19, 11, and
2 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                   Number of
                   Years of
                 Service With                 Estimated Annual
              the Applicable AIM               Benefits Upon
                    Funds                       Retirement
              -------------------             ----------------

                      10                          $75,000

                       9                          $67,500

                       8                          $60,000

                       7                          $52,500

                       6                          $45,000

                       5                          $37,500

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees elected to defer receipt of 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

         Each Fund has entered into a master investment advisory agreement (the "Advisory Agreement") dated May 1, 2000, and a master administrative services agreement (the "Administrative Services Agreement"), dated May 1, 2000, with AIM. A prior investment advisory agreement with substantially similar terms to the Advisory Agreement was in effect prior to May 1, 2000. A prior master administrative services agreement ("Prior Administrative Services Agreement") with substantially similar terms to the Administrative Services Agreement, was in effect prior to May 1, 2000. In addition, AIM has also entered into a sub-advisory agreement, dated May 1, 2000 (the "Sub-Advisory Agreement") with H.S. Dent Advisors, Inc. ("Dent"), with respect to the Dent Demographic Trends Fund. A prior sub-advisory agreement with substantially identical terms was in effect prior to May 1, 2000. The address of Dent is 6515 Gwin Road, Oakland, California 94611. See "Fund Management" in each Prospectus.

         AIM was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM is the sole shareholder of the Funds' principal underwriter, A I M Distributors, Inc. ("AIM Distributors"). AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Advisory Agreement for the Funds provides that each Fund will pay all expenses of the Fund, including, without limitation: brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

         In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

         The Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Dent Demographic Trends Fund provide that they will remain in effect for the initial term and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was initially approved by the Trust's Board of Trustees (including the affirmative vote of all of the Non-Interested Trustees) on February 3, 2000, and was approved by the Funds' shareholders on April 10, 2000. The Advisory Agreement became effective on May 1, 2000. The Sub-Advisory Agreement for the Dent Demographic Trends Fund was initially approved by the Trust's Board of Trustees (including the affirmative vote of all of the Non-Interested Trustees) on February 3, 2000, and was approved by the applicable Fund's shareholders and became effective May 1, 2000.

         The Advisory and Sub-Advisory Agreement provide that each of AIM (in the case of the Advisory Agreement), and Dent (in the case of the Sub-Advisory Agreement), may terminate its agreement with respect to any Fund(s) on sixty
(60) days' written notice without penalty. In addition, the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund) may terminate the Advisory or Sub-Advisory Agreement with respect to a Fund on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         As compensation for its services, AIM pays Dent the following fees pursuant to the Sub-Advisory Agreement with respect to the Dent Demographic Trends Fund:

NET ASSETS                                                                        ANNUAL RATE
----------                                                                        -----------

First $1 billion ................................................................    0.13%
Over $1 billion, to and including $2 billion ....................................    0.10%
Over $2 billion .................................................................    0.07%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         Pursuant to the Advisory Agreement, AIM receives a fee from each of the AIM V.I. Aggressive Growth Fund, the AIM V.I. Balanced Fund, the AIM V.I. Blue Chip Fund, the AIM V.I. Capital Appreciation Fund, the AIM V.I. Capital Development Fund, the AIM V.I. Dent Demographic Trends Fund, the AIM V.I. Diversified Income Fund, the AIM V.I. Global Utilities Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Growth Fund, the AIM V.I. Growth and Income Fund, the AIM V.I. High Yield Fund, the AIM V.I. International Equity Fund, the AIM V.I. Money Market Fund, the AIM V.I. New Technology Fund and the AIM V.I. Value Fund calculated at the following annual rate, based on the average daily net assets of the Fund during the year:

                       AIM V.I. CAPITAL APPRECIATION FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                              AIM V.I. GROWTH FUND
                         AIM V.I. GROWTH AND INCOME FUND
                               AIM V.I. VALUE FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $250 million ...................................................... 0.65%
Over $250 million ....................................................... 0.60%

                         AIM V.I. AGGRESSIVE GROWTH FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $150 million ...................................................... 0.80%
Over $150 million .......................................................0.625%

                             AIM V.I. BALANCED FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $150 million ...................................................... 0.75%
Over $150 million ....................................................... 0.50%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $350 million ...................................................... 0.75%
Over $350 million .......................................................0.625%

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $2 billion ........................................................ 0.85%
Over $2 billion ......................................................... 0.80%

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $250 million ...................................................... 0.60%
Over $250 million ....................................................... 0.55%

                          AIM V.I. NEW TECHNOLOGY FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
All ..................................................................... 1.00%

                       AIM V.I. GOVERNMENT SECURITIES FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $250 million ...................................................... 0.50%
Over $250 million ....................................................... 0.45%

                            AIM V.I. HIGH YIELD FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $200 million ......................................................0.625%
Next $300 million ....................................................... 0.55%
Next $500 million ....................................................... 0.50%
Amount over $1 billion .................................................. 0.45%

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $250 million ...................................................... 0.75%
Over $250 million ....................................................... 0.70%

                           AIM V.I. MONEY MARKET FUND

                                                                         ANNUAL
NET ASSETS                                                                RATE
----------                                                               ------
First $250 million ...................................................... 0.40%
Over $250 million ....................................................... 0.35%

         Each of the Funds paid to AIM a management fee (net of fee waivers) for the fiscal years ended December 31, 2000, December 31, 1999, and December 31, 1998, under a prior, substantially similar advisory agreement, as follows:

                                                    December 31,             December 31,          December 31,
                                                        2000                     1999                  1998
                                                  ----------------         ----------------      ----------------
AIM V.I. Aggressive Growth Fund                   $        353,091         $             -0-     $           1,609*

AIM V.I. Balanced Fund                            $        520,878         $        183,468      $              -0-*

AIM V.I. Blue Chip Fund                           $            -0-                      N/A                    N/A

AIM V.I. Capital Appreciation Fund                $      8,988,195         $      4,830,846      $       3,521,837

AIM V.I. Capital Development Fund                 $        221,721         $             -0-     $               -0-*

AIM V.I. Dent Demographic Trends Fund             $        128,447                      N/A                    N/A

AIM V.I. Diversified Income Fund                  $        546,264         $        556,418      $         580,119

AIM V.I. Global Utilities Fund                    $        307,312         $        202,137      $         161,488

AIM V.I. Government Securities Fund               $        358,276         $        315,598      $         221,956

AIM V.I. Growth Fund                              $      5,604,879         $      3,026,404      $       1,941,818

AIM V.I. Growth and Income Fund                   $     16,262,897         $     10,438,977      $       5,556,833

AIM V.I. High Yield Fund                          $        155,683         $         58,392      $              -0-*

AIM V.I. International Equity Fund                $      3,372,955         $      2,066,153      $       1,744,127

AIM V.I. Money Market Fund                        $        303,297         $        317,031      $         252,407

AIM V.I. New Technology Fund                      $      1,024,453         $        756,068                    N/A

AIM V.I. Value Fund                               $     16,526,917         $     10,380,472      $       5,570,566


       * Fees paid were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         For the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, AIM waived management fees for each Fund as follows:

                                                    December 31,             December 31,          December 31,
                                                        2000                     1999                  1998
                                                  ----------------         ----------------      ----------------
AIM V.I. Aggressive Growth Fund                   $         50,479           $    66,764            $   11,445*

AIM V.I. Balanced Fund                            $            -0-           $    26,814            $   21,238*

AIM V.I. Blue Chip Fund                           $         82,552                   N/A                   N/A

AIM V.I. Capital Appreciation Fund                $            -0-           $       -0-            $       -0-

AIM V.I. Capital Development Fund                 $         76,606           $    35,726            $    9,522*

AIM V.I. Dent Demographic Trends Fund             $         47,600                   N/A                   N/A

AIM V.I. Diversified Income Fund                  $            -0-           $        -0-           $       -0-

AIM V.I. Global Utilities Fund                    $            -0-           $        -0-           $       -0-

AIM V.I. Government Securities Fund               $            -0-           $        -0-           $       -0-

AIM V.I. Growth Fund                              $            -0-           $        -0-           $       -0-

AIM V.I. Growth and Income Fund                   $            -0-           $        -0-           $       -0-

AIM V.I. High Yield Fund                          $         16,986           $    45,183            $   20,728*

AIM V.I. International Equity Fund                $            -0-           $        -0-           $       -0-

AIM V.I. Money Market Fund                        $            -0-           $        -0-           $       -0-

AIM V.I. New Technology Fund                      $            -0-           $        -0-                  N/A

AIM V.I. Value Fund                               $            -0-           $        -0-           $       -0-

* Fees waived were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         In addition to the management fees waived by AIM for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, AIM absorbed other expenses as follows:

                                                    December 31,             December 31,          December 31,
                                                        2000                     1999                  1998
                                                  ----------------         ----------------      ----------------
AIM V.I. Aggressive Growth Fund                   $            -0-            $   36,238             $  43,400*

AIM V.I. Balanced Fund                            $            -0-            $       -0-            $  25,501*

AIM V.I. Blue Chip Fund                           $          7,702                    N/A                   N/A

AIM V.I. Capital Appreciation Fund                $            -0-            $       -0-            $      -0-

AIM V.I. Capital Development Fund                 $            -0-            $   68,305             $  48,808*

AIM V.I. Dent Demographic Trends Fund             $            -0-                   N/A                   N/A

AIM V.I. Diversified Income Fund                  $            -0-            $       -0-            $      -0-

AIM V.I. Global Utilities Fund                    $            -0-            $       -0-            $      -0-

AIM V.I. Government Securities Fund               $            -0-            $       -0-            $      -0-

AIM V.I. Growth Fund                              $            -0-            $       -0-            $      -0-

AIM V.I. Growth and Income Fund                   $            -0-            $       -0-            $      -0-

AIM V.I. High Yield Fund                          $            -0-            $       -0-            $  24,798*

AIM V.I. International Equity Fund                $            -0-            $       -0-            $      -0-

AIM V.I. Money Market Fund                        $            -0-            $       -0-            $      -0-

AIM V.I. New Technology Fund                      $            -0-            $       -0-                  N/A

AIM V.I. Value Fund                               $            -0-            $       -0-            $      -0-

* Fee amounts are for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         The Administrative Services Agreement for the Funds provides that AIM may perform certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its expenses. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners of copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the Funds reimburse AIM for its costs in providing, or assuring that Participating Insurance Companies provide, these services, currently in an amount up to 0.25% of the average net asset value of each Fund. AIM has agreed to bear certain of these costs on the net assets of each Fund as of April 30, 1998.

         The Administrative Services Agreement for the Funds provides that the agreement will remain in effect for the initial term and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for such purpose. The agreement terminates automatically in the event of its assignment or in the event of termination of the Advisory Agreement.

         For the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, AIM received reimbursement of administrative services costs from each of the Funds pursuant to the Administrative Services Agreement and the Prior Administrative Services Agreement as follows:

                                                    December 31,             December 31,          December 31,
                                                        2000                     1999                  1998
                                                  ----------------         ----------------      ----------------
AIM V.I. Aggressive Growth Fund                      $   50,000               $   43,901            $   26,658*

AIM V.I. Balanced Fund                               $   50,000               $   43,975            $   26,649*

AIM V.I. Blue Chip Fund                              $   50,000                      N/A                   N/A

AIM V.I. Capital Appreciation Fund                   $  130,011               $   78,369            $   62,063

AIM V.I. Capital Development Fund                    $   50,000               $   43,901            $   26,658*

AIM V.I. Dent Demographic Trends Fund                $   50,000                      N/A                   N/A

AIM V.I. Diversified Income Fund                     $   50,000               $   50,901            $   47,528

AIM V.I. Global Utilities Fund                       $   50,000               $   51,234            $   46,855

AIM V.I. Government Securities Fund                  $   50,000               $   44,501            $   50,152

AIM V.I. Growth Fund                                 $  112,857               $   73,728            $   57,128

AIM V.I. Growth and Income Fund                      $  169,439               $  102,711            $  296,138

AIM V.I. High Yield Fund                             $   50,137               $   43,433            $   28,103*

AIM V.I. International Equity Fund                   $   92,799               $   64,730            $   76,026

AIM V.I. Money Market Fund                           $   50,000               $   44,311            $   36,480

AIM V.I. New Technology Fund                         $   50,000               $   34,698                   N/A

AIM V.I. Value Fund                                  $  167,010               $  107,813            $  420,725

* Fees paid were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

THE DISTRIBUTION AGREEMENT

         The Funds have entered into a master distribution agreement (the "Distribution Agreement") with AIM Distributors, dated May 1, 2000. Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the heading "Fund Management." The Distribution Agreement provides that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to the sale of Fund shares. The Distribution Agreement provides that the Funds shall bear the expenses of qualification of shares of the Fund for sale in connection with the public offering in any jurisdictions where qualification is required by law. AIM Distributors has not undertaken to sell any specified number of shares of the Funds.

         The Distribution Agreement for the Funds provides that it will remain in effect for the initial term and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually
(i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and
(ii) by the affirmative vote of a majority of Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Trust or AIM Distributors may terminate its Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share (or share price) of each of the Funds will be determined as of the close of the customary trading session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Fund is determined by subtracting the liabilities (e.g., the expenses) of the Fund from the assets of the Fund and dividing the result by the total number of shares outstanding of such Fund. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         VALUATION OF INVESTMENTS OF ALL FUNDS EXCEPT THE MONEY MARKET FUND. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers and in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

         VALUATION OF THE MONEY MARKET FUND'S INVESTMENTS. The Money Market Fund uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent; therefore, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Trust can give no assurance that the Fund can maintain a $1.00 net asset value per share.

         FUTURES CONTRACTS. Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund that has entered into the futures contract records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         For the Money Market Fund: The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Fund and rounding the resulting per share net asset value to the nearest one cent. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

         The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. The Fund will invest only in "Eligible Securities," as defined in Rule 2a-7 of the 1940 Act, which the Fund's Board of Trustees has determined present minimal credit risk. Rule 2a-7 also requires, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 397 calendar days or less.

         The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00 for the Fund as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Trustees determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of the customary trading session on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Trust. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined at such times as trading is completed. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

         The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

         The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

         The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board of Trustees may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

         Each Fund ordinarily effects orders to purchase or redeem its shares that are based on transactions under Policies or Contracts (e.g., purchase or premium payments, surrender or withdrawal requests, etc.) at the Fund's net asset value per share next computed on the day on which the separate account processes such transactions. Each Fund effects orders to purchase or redeem its shares that are not based on such transactions at the Fund's net asset value per share next computed on the day on which the Fund receives the orders.

         Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the Contract.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

         DIVIDENDS AND DISTRIBUTIONS. The Funds declare and distribute dividends representing substantially all net investment income as follows:

                                                             DIVIDENDS  DIVIDENDS
                                                             DECLARED     PAID
                                                             ---------  ---------
AIM V.I. Aggressive Growth Fund ..........................   annually   annually
AIM V.I. Balanced Fund ...................................   annually   annually
AIM V.I. Blue Chip Fund ..................................   annually   annually
AIM V.I. Capital Appreciation Fund .......................   annually   annually
AIM V.I. Capital Development Fund ........................   annually   annually
AIM V.I. Dent Demographic Trends Fund ....................   annually   annually
AIM V.I. Diversified Income Fund .........................   annually   annually
AIM V.I. Global Utilities Fund ...........................   annually   annually
AIM V.I. Government Securities Fund ......................   annually   annually
AIM V.I. Growth Fund .....................................   annually   annually
AIM V.I. Growth and Income Fund ..........................   annually   annually
AIM V.I. High Yield Fund .................................   annually   annually
AIM V.I. International Equity Fund .......................   annually   annually
AIM V.I. Money Market Fund ...............................      daily      daily
AIM V.I. New Technology Fund .............................   annually   annually
AIM V.I. Value Fund ......................................   annually   annually

         Substantially all net realized capital gains, if any, are distributed on an annual basis, except for the Money Market Fund, which may distribute net realized short-term gains more frequently.

         All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

         TAX MATTERS. Each series of shares of the Trust is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its net investment income and net capital gains.

         In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

         The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

         Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

         Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

         Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other
RICs).

         The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

         As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2).

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                            MISCELLANEOUS INFORMATION

AUDIT REPORTS

         The Trust furnishes semi-annual reports containing information about the Funds and their operations, including a list of the investments held in each Fund's portfolio and their respective financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, serves as the auditors of each Fund.

LEGAL MATTERS

         Foley & Lardner, Washington, D.C. has advised the Trust on certain federal securities law matters.

CUSTODIANS AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is custodian of all securities and cash of the Funds (except the Money Market Fund). The Bank of New York ("BONY"), 90 Washington Street, 11th Floor, New York, New York 10280, is custodian of all securities and cash of the Money Market Fund. State Street and BONY attend to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds, and performs certain other ministerial duties for each of the respective Funds. State Street also acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay State Street such compensation as may be agreed upon from time to time.

PRINCIPAL HOLDERS OF SECURITIES

         To the best of the knowledge of each Fund, the names of the record holders of 5% or more of the outstanding shares of the Fund as of April 2, 2001, and the percentage of the outstanding shares of such Fund owned by such shareholders as of such date are set out below. The address of A I M Advisors, Inc. is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. The address of Allmerica Financial Life Insurance Company is 440 Lincoln Street, Worcester, MA 01653. The address of Allstate Life Insurance Company is 3100 Sanders Road, Northbrook, IL 60062. The address of American Enterprise Life Insurance Company is IDS Tower 10, Minneapolis, MN 55440. The address of Allianz Life Insurance Company is 1750 Hennepin Ave., Minneapolis, MN 55403. The address of Connecticut General Life Insurance Company is 900 Cottage Grove Road, Hartford, CT 06152-2321. The address of Glenbrook Life and Annuity Company is 3100 Sanders Road, N4C, Northbrook, IL 60062. The address of The Guardian Life Insurance and Annuity Company is 201 Park Avenue South, New York, NY 10003. The address of IDS Life Insurance Company is IDS Tower 10, T27/52, Minneapolis, MN 55440. The address of Merrill Lynch Life Insurance Company is 800 Scudders Mill Road, Plainsboro, NJ 08536. The address of Northern Life Insurance Company is 20 Washington Avenue, Minneapolis, MN 55401. The address of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey is Gateway Center Three, 13th Floor, Newark, NJ 07102. The address of SAFECO Life Insurance Company is 154 Place, N.E., Redmond, WA 98052. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesly Hills, MA 02481. The address of First Citicorp Life Insurance Company is One Court Square, Long Island City, NY 11120. The address of Union Central Life Insurance Company is 1876 Waycross Road, Cincinnati, OH 45240. The address for Hartford Life Insurance Company is 200 Hopmeadow Street, Simsbury, CT 06089. The address of Security Life of Denver Insurance Company is 1290 Broadway, Denver, CO 80203. The address of Aetna Life Insurance and Annuity Company is 151 Farmington Avenue, Hartford, CT 06156. The address of General American Life Insurance Company is 9735 Landmark Parkway Drive, St. Louis, MO 63127. The address of The Lincoln National Life Insurance Company is 1300 S. Clinton, Fort Wayne, IN 46802. The address of Reliastar Life Insurance Company is 20 Washington Avenue, Minneapolis, MN 55401.

AIM V.I. AGGRESSIVE GROWTH FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  42.74%*

Allmerica Financial Life Insurance Company                -0-                   -0-                  39.60%*

SAFECO Life Insurance Company                             -0-                   -0-                   9.62%


AIM V.I. BALANCED FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  77.25%*

Union Central Life Insurance Company                      -0-                   -0-                  15.86%


AIM V.I. BLUE CHIP FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  66.11%*

Allmerica Financial Life Insurance Company                -0-                   -0-                  16.38%

Allstate Life Insurance Company                           -0-                   -0-                  12.28%

Connecticut General Life Insurance Company                -0-                   -0-                   5.19%


AIM V.I. CAPITAL APPRECIATION FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Connecticut General Life Insurance Company                -0-                   -0-                  18.64%

Glenbrook Life and Annuity Company                        -0-                   -0-                  15.78%

Merrill Lynch Life Insurance Company                      -0-                   -0-                  14.67%

Aetna Life Insurance and Annuity Company                  -0-                   -0-                  11.73%

IDS Life Insurance Company                                -0-                   -0-                   7.39%

----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. CAPITAL DEVELOPMENT FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

IDS Life Insurance Company                                -0-                   -0-                  70.08%*

Glenbrook Life and Annuity Company                        -0-                   -0-                  20.49%

American Enterprise Life Insurance Company                -0-                   -0-                   5.78%


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  49.46%*

Northern Life Insurance Company                           -0-                   -0-                  19.01%

Reliastar Life Insurance Company                          -0-                   -0-                  13.50%


AIM V.I. DIVERSIFIED INCOME FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Connecticut General Life Insurance Company                -0-                   -0-                  40.83%*

Glenbrook Life and Annuity Company                        -0-                   -0-                  36.89%*

General American Life Insurance Company                   -0-                   -0-                  10.43%

----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. GLOBAL UTILITIES FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  51.94%*

Connecticut General Life Insurance Company                -0-                   -0-                  29.80%*

The Guardian Insurance and Annuity Company                -0-                   -0-                  13.48%


AIM V.I. GOVERNMENT SECURITIES FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Security Life of Denver Insurance Company                 -0-                   -0-                  42.65%*

Glenbrook Life and Annuity Company                        -0-                   -0-                  20.36%

Connecticut General Life Insurance Company                -0-                   -0-                  14.58%

First Citicorp Life Insurance Company                     -0-                   -0-                  11.22%


AIM V.I. GROWTH FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  21.37%

Connecticut General Life Insurance Company                -0-                   -0-                  19.52%

Aetna Life Insurance and Annuity Company                  -0-                   -0-                  14.03%

The Lincoln National Life Insurance Company               -0-                   -0-                   8.37%

Sun Life of Canada (U.S.)                                 -0-                   -0-                   6.99%

Allianz Life Insurance Company                            -0-                   -0-                   5.19%

----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. GROWTH AND INCOME FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

IDS Life Insurance Company                                -0-                   -0-                  56.98%*

Glenbrook Life and Annuity Company                        -0-                   -0-                   9.48%

Pruco Life Insurance Company                              -0-                   -0-                   7.43%

AETNA Life Insurance Company                              -0-                   -0-                   6.55%

Connecticut General Life Insurance Company                -0-                   -0-                   5.12%


AIM V.I. HIGH YIELD FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  57.62%*

Hartford Life Insurance Company                           -0-                   -0-                  31.43%*


AIM V.I. INTERNATIONAL EQUITY FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Connecticut General Life Insurance Company                -0-                   -0-                  23.54%

Glenbrook Life and Annuity Company                        -0-                   -0-                  17.38%

Sun Life of Canada (U.S.)                                 -0-                   -0-                  14.65%

General American Life Insurance Company                   -0-                   -0-                   6.03%

Merrill Lynch Life Insurance Company                      -0-                   -0-                   5.40%

The Lincoln National Life Insurance Company               -0-                   -0-                   5.23%

----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. MONEY MARKET FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Glenbrook Life and Annuity Company                        -0-                   -0-                  49.91%*

Connecticut General Life Insurance Company                -0-                   -0-                  38.89%*

General American Life Insurance Company                   -0-                   -0-                   8.27%

AIM V.I. NEW TECHNOLOGY FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

General American Life Insurance Company                   -0-                   -0-                  65.18%*

Glenbrook Life and Annuity Company                        -0-                   -0-                  27.30%*


AIM V.I. VALUE FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------

Merrill Lynch Life Insurance Company                      -0-                   -0-                  19.45%

Pruco Life Insurance Company of New Jersey                -0-                   -0-                  14.50%

Connecticut General Life Insurance Company                -0-                   -0-                  12.38%

Glenbrook Life and Annuity Company                        -0-                   -0-                  11.06%

AETNA Life Insurance Company                              -0-                   -0                    5.62%

         As of April 2, 2001, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                                   APPENDIX A

--------------------------------------------------------------------------------

                      DESCRIPTION OF CORPORATE BOND RATINGS

     Investment grade debt securities are those rating categories indicated by an asterisk (*).

     Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

     *Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     *Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     *A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     *Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

       Standard and Poor's Ratings Services classifications are as follows:

     *AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     *AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     *A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     *BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

     BB, B, CCC, CC, C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB --" rating.

     B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB --" rating.

     CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it's not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B --" rating.

     CC -- The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from "AA" to "CCC" maybe modified by the addition of a plus or minus sign to show relative standing within the major categories.

   Duff & Phelps fixed-income ratings are as follows:

     *AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     *AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     *A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     *BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     CCC -- Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of Interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     Fitch IBCA Inc.'s bond ratings are as follows:

     *AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     *AA -- Bonds considered to be Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

     *A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     *BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C -- Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "DDD", "DD", or "D" categories.

                                   APPENDIX B

--------------------------------------------------------------------------------

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                  U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

     The following list includes certain common Agency Securities, as defined in the Prospectus, and does not purport to be exhaustive.

     EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

     FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

     FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

     FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

     FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

     FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

     FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consists of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

     FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by FNMA, a federally chartered and privately-owned corporation.

     FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

     Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

     Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

     All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing and administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, all under FNMA supervision. FNMA may remove service providers for cause.

     The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

     The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

     FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amount of FNMA Certificates currently outstanding is limited.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

     GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because they entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

     The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee.

     As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

     The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

     Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     GENERAL SERVICES ADMINISTRATION ("GSA") PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

     MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

     NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

     TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

     WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                   APPENDIX C

--------------------------------------------------------------------------------

                     DESCRIPTION OF MONEY MARKET OBLIGATIONS

     The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Funds reserve the right to invest in Money Market Obligations other than those listed below:

1.   GOVERNMENT OBLIGATIONS.

     U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury.

     U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

     FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities Issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2.   BANK INSTRUMENTS.

     BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

     TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S.
dollar-denominated obligation issued by a foreign branch of a domestic bank.

     YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3.   COMMERCIAL INSTRUMENTS.

     COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

     VARIABLE RATE MASTER DEMAND NOTES -- Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria as discussed in the Statement of Additional Information under "Investment Programs." The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All variable rate master demand notes acquired by the Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

4.   REPURCHASE AGREEMENTS.

     A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

5.   TAXABLE MUNICIPAL SECURITIES.

     Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

                              FINANCIAL STATEMENTS



                                       FS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                               /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                           MARKET
                                               SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 93.36%

AIR FREIGHT - 0.35%

Expeditors International of Washington, Inc.      6,800 $    365,075
====================================================================

BANKS (REGIONAL) - 1.42%

Bank United Corp. - Class A                       7,200      490,950
--------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)             22,700      974,681
====================================================================
                                                           1,465,631
====================================================================

BIOTECHNOLOGY - 0.72%

Applera Corp. - Celera Genomics Group(a)          3,200      115,000
--------------------------------------------------------------------
Aurora Biosciences Corp.(a)                       4,500      141,469
--------------------------------------------------------------------
Techne Corp.(a)                                  13,600      490,450
====================================================================
                                                             746,919
====================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.41%

Hispanic Broadcasting Corp.(a)                   16,400      418,200
====================================================================

CHEMICALS (SPECIALTY) - 0.90%

OM Group, Inc.                                   17,000      928,625
====================================================================

COMMUNICATIONS EQUIPMENT - 4.92%

Comverse Technology, Inc.(a)                     11,400    1,238,325
--------------------------------------------------------------------
Digital Lightwave, Inc.(a)                        5,400      171,112
--------------------------------------------------------------------
Dycom Industries, Inc.(a)                        12,500      449,219
--------------------------------------------------------------------
Finisar Corp.(a)                                 11,100      321,900
--------------------------------------------------------------------
MasTec, Inc.(a)                                  10,263      205,260
--------------------------------------------------------------------
Polycom, Inc.(a)                                 45,400    1,461,312
--------------------------------------------------------------------
Proxim, Inc.(a)                                  17,000      731,000
--------------------------------------------------------------------
REMEC, Inc.(a)                                   22,150      213,194
--------------------------------------------------------------------
Tollgrade Communications, Inc.(a)                 3,200      116,800
--------------------------------------------------------------------
UTStarcom, Inc.(a)                               11,100      172,050
====================================================================
                                                           5,080,172
====================================================================

COMPUTERS (HARDWARE) - 1.93%

Concurrent Computer Corp.(a)                     11,400       61,275
--------------------------------------------------------------------
National Instruments Corp.(a)                    39,750    1,930,359
====================================================================
                                                           1,991,634
====================================================================

COMPUTERS (NETWORKING) - 2.59%

Avocent Corp.(a)                                 11,050      298,350
--------------------------------------------------------------------
Emulex Corp.(a)                                  22,700    1,814,581
--------------------------------------------------------------------
SonicWALL, Inc.(a)                               34,100      554,125
====================================================================
                                                           2,667,056
====================================================================

COMPUTERS (PERIPHERALS) - 3.21%

Actel Corp.(a)                                   22,700      549,056
--------------------------------------------------------------------
QLogic Corp.(a)                                  28,400    2,186,800
--------------------------------------------------------------------
SanDisk Corp.(a)                                 11,100      308,025
--------------------------------------------------------------------
Silicon Storage Technology, Inc.(a)              22,300      263,419
====================================================================
                                                           3,307,300
====================================================================

                                                           MARKET
                                               SHARES      VALUE
COMPUTERS (SOFTWARE & SERVICES) - 7.83%

Aspen Technology, Inc.(a)                        22,700 $    754,775
--------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)           6,600      373,725
--------------------------------------------------------------------
Eclipsys Corp.(a)                                16,600      406,700
--------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                  34,100    2,118,462
--------------------------------------------------------------------
Inforte Corp.(a)                                 16,600      228,250
--------------------------------------------------------------------
Macrovision Corp.(a)                             11,400      843,778
--------------------------------------------------------------------
Mercury Interactive Corp.(a)                      4,400      397,100
--------------------------------------------------------------------
Micromuse Inc.(a)                                 4,600      277,653
--------------------------------------------------------------------
NetIQ Corp.(a)                                    4,541      396,770
--------------------------------------------------------------------
Peregrine Systems, Inc.(a)                        8,600      169,850
--------------------------------------------------------------------
Rational Software Corp.(a)                        8,800      342,650
--------------------------------------------------------------------
SeaChange International, Inc.(a)                  5,500      111,719
--------------------------------------------------------------------
Secure Computing Corp.(a)                        21,500      212,312
--------------------------------------------------------------------
SERENA Software, Inc.(a)                         11,400      390,272
--------------------------------------------------------------------
Ulticom, Inc.(a)                                  6,800      231,625
--------------------------------------------------------------------
Verity, Inc.(a)                                  16,600      399,437
--------------------------------------------------------------------
WebTrends Corp.(a)                               11,400      329,887
--------------------------------------------------------------------
Zengine, Inc.(a)                                 13,780       94,737
====================================================================
                                                           8,079,702
====================================================================

DISTRIBUTORS (FOOD & HEALTH) - 0.64%

McKesson HBOC, Inc.                              11,400      409,146
--------------------------------------------------------------------
Patterson Dental Co.(a)                           7,500      254,062
====================================================================
                                                             663,208
====================================================================

ELECTRICAL EQUIPMENT - 2.82%

Black Box Corp.(a)                               12,500      603,906
--------------------------------------------------------------------
Cree, Inc.(a)                                     6,800      241,612
--------------------------------------------------------------------
Molex, Inc. - Class A                            11,950      303,978
--------------------------------------------------------------------
Plexus Corp.(a)                                  22,700      689,867
--------------------------------------------------------------------
Sanmina Corp.(a)                                  9,100      697,287
--------------------------------------------------------------------
Viasystems Group, Inc.(a)                        45,400      377,387
====================================================================
                                                           2,914,037
====================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 2.34%

Power-One, Inc.(a)                               45,400    1,784,787
--------------------------------------------------------------------
Sawtek Inc.(a)                                   13,600      628,150
====================================================================
                                                           2,412,937
====================================================================

ELECTRONICS (DEFENSE) - 2.32%

Aeroflex Inc.(a)                                 22,700      654,398
--------------------------------------------------------------------
Anaren Microwave, Inc.(a)                        25,800    1,733,438
====================================================================
                                                           2,387,836
====================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                  SHARES      VALUE
ELECTRONICS (INSTRUMENTATION) - 4.00%

Alpha Industries, Inc.(a)                           68,100 $  2,519,700
-----------------------------------------------------------------------
PerkinElmer, Inc.                                    4,500      472,500
-----------------------------------------------------------------------
Tektronix, Inc.                                     33,700    1,135,269
=======================================================================
                                                              4,127,469
=======================================================================

ELECTRONICS (SEMICONDUCTORS) - 5.11%

Cirrus Logic, Inc.(a)                               11,100      208,125
-----------------------------------------------------------------------
Dallas Semiconductor Corp.                          17,000      435,625
-----------------------------------------------------------------------
GlobeSpan, Inc.(a)                                   3,200       88,000
-----------------------------------------------------------------------
Integrated Device Technology, Inc.(a)               28,400      940,750
-----------------------------------------------------------------------
Micrel, Inc.(a)                                     14,700      495,206
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                        45,400      995,963
-----------------------------------------------------------------------
Pixelworks, Inc.(a)                                 11,400      255,075
-----------------------------------------------------------------------
Semtech Corp.(a)                                    11,400      251,513
-----------------------------------------------------------------------
SIPEX Corp.(a)                                      28,400      679,825
-----------------------------------------------------------------------
TranSwitch Corp.(a)                                 17,000      665,125
-----------------------------------------------------------------------
Zoran Corp.(a)                                      16,600      257,300
=======================================================================
                                                              5,272,507
=======================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.36%

EMCORE Corp.(a)                                      7,900      371,300
=======================================================================

FINANCIAL (DIVERSIFIED) - 1.29%

SEI Investments Co.                                 11,900    1,332,800
=======================================================================

FOODS - 0.35%

Hain Celestial Group, Inc.(a)                       11,100      360,750
=======================================================================

FOOTWEAR - 0.37%

Vans, Inc.(a)                                       22,700      384,481
=======================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.59%

CIMA Labs Inc.(a)                                    4,400      286,275
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)            5,400      319,275
=======================================================================
                                                                605,550
=======================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 4.27%

Health Management Associates, Inc. - Class A(a)     56,800    1,178,600
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        22,700    1,137,838
-----------------------------------------------------------------------
Province Healthcare Co.(a)                          40,850    1,608,469
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                            14,900      485,181
=======================================================================
                                                              4,410,088
=======================================================================

HEALTH CARE (MANAGED CARE) - 1.82%

Express Scripts, Inc. - Class A(a)                   6,500      664,625
-----------------------------------------------------------------------
First Health Group Corp.(a)                         26,100    1,215,281
=======================================================================
                                                              1,879,906
=======================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.89%

Biosite Diagnostics Inc.(a)                         11,400      460,988
-----------------------------------------------------------------------
Novoste Corp.(a)                                     5,500      151,250
-----------------------------------------------------------------------
Zoll Medical Corp.(a)                                8,800      308,550
=======================================================================
                                                                920,788
=======================================================================

                                                           MARKET
                                               SHARES      VALUE
HEALTH CARE (SPECIALIZED SERVICES) - 4.87%

HEALTHSOUTH Corp.(a)                             68,100 $  1,110,881
--------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           7,900    1,390,400
--------------------------------------------------------------------
Lincare Holdings, Inc.(a)                        17,000      970,063
--------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         6,800      965,600
--------------------------------------------------------------------
RehabCare Group, Inc.(a)                         11,400      585,675
====================================================================
                                                           5,022,619
====================================================================

INSURANCE (PROPERTY - CASUALTY) - 0.59%

HCC Insurance Holdings, Inc.                     22,700      611,481
====================================================================

INVESTMENT MANAGEMENT - 0.98%

Affiliated Managers Group, Inc.(a)               10,200      559,725
--------------------------------------------------------------------
Eaton Vance Corp.                                14,000      451,500
====================================================================
                                                           1,011,225
====================================================================

MANUFACTURING (SPECIALIZED) - 0.51%

Insituform Technologies, Inc. - Class A(a)       13,300      530,338
====================================================================

METAL FABRICATORS - 1.54%

Shaw Group Inc. (The)(a)                         31,800    1,590,000
====================================================================

NATURAL GAS - 0.75%

Kinder Morgan, Inc.                              14,800      772,375
====================================================================

OFFICE EQUIPMENT & SUPPLIES - 0.16%

MCSi, Inc.(a)                                     7,500      160,313
====================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 8.00%

Cal Dive International, Inc.(a)                  22,700      604,388
--------------------------------------------------------------------
Cooper Cameron Corp.(a)                          14,700      971,119
--------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)          19,900      543,519
--------------------------------------------------------------------
Dril-Quip, Inc.(a)                                6,600      225,638
--------------------------------------------------------------------
Hanover Compressor Co.(a)                        26,300    1,171,994
--------------------------------------------------------------------
Marine Drilling Cos., Inc.(a)                    28,400      759,700
--------------------------------------------------------------------
National-Oilwell, Inc.(a)                        39,700    1,535,894
--------------------------------------------------------------------
Patterson Energy, Inc.(a)                        34,100    1,270,225
--------------------------------------------------------------------
Pride International, Inc.(a)                     34,000      837,250
--------------------------------------------------------------------
Varco International, Inc.(a)                     15,400      334,950
====================================================================
                                                           8,254,677
====================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.72%

Newfield Exploration Co.(a)                      11,100      526,556
--------------------------------------------------------------------
Stone Energy Corp.(a)                             3,400      219,470
====================================================================
                                                             746,026
====================================================================

RESTAURANTS - 1.88%

CBRL Group, Inc.                                 25,700      467,419
--------------------------------------------------------------------
CEC Entertainment Inc.(a)                        18,150      619,369
--------------------------------------------------------------------
Jack in the Box Inc.(a)                           8,800      259,050
--------------------------------------------------------------------
Sonic Corp.(a)                                   25,500      594,469
====================================================================
                                                           1,940,307
====================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                  SHARES      VALUE
RETAIL (COMPUTERS & ELECTRONICS) - 0.67%

CDW Computer Centers, Inc.(a)                       19,900 $    554,713
-----------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.(a)           11,400      138,938
=======================================================================
                                                                693,651
=======================================================================

RETAIL (SPECIALTY) - 1.80%

Genesco, Inc.(a)                                    22,700      554,731
-----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                           28,400      784,550
-----------------------------------------------------------------------
Venator Group, Inc.(a)                              33,200      514,600
=======================================================================
                                                              1,853,881
=======================================================================

RETAIL (SPECIALTY - APPAREL) - 3.97%

Abercrombie & Fitch Co. - Class A(a)                68,100    1,362,000
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                      45,437    1,238,158
-----------------------------------------------------------------------
Pacific Sunwear of California(a)                    11,400      292,125
-----------------------------------------------------------------------
Talbots, Inc. (The)                                 20,400      930,750
-----------------------------------------------------------------------
Too Inc.(a)                                         22,100      276,250
=======================================================================
                                                              4,099,283
=======================================================================

SERVICES (ADVERTISING/MARKETING) - 1.85%

Forrester Research, Inc.(a)                         11,400      570,713
-----------------------------------------------------------------------
Professional Detailing, Inc.(a)                      7,900      835,548
-----------------------------------------------------------------------
TMP Worldwide, Inc.(a)                               9,100      500,500
=======================================================================
                                                              1,906,761
=======================================================================

SERVICES (COMMERCIAL & CONSUMER) - 3.32%

Apollo Group, Inc. - Class A(a)                     13,700      673,869
-----------------------------------------------------------------------
Copart, Inc.(a)                                     13,300      285,950
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)              14,800      588,531
-----------------------------------------------------------------------
DeVry, Inc.(a)                                      14,500      547,375
-----------------------------------------------------------------------
DiamondCluster International, Inc. - Class A(a)     34,100    1,040,050
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                                7,900      293,288
=======================================================================
                                                              3,429,063
=======================================================================

SERVICES (COMPUTER SYSTEMS) - 1.04%

SunGard Data Systems Inc.(a)                        22,700    1,069,738
=======================================================================

SERVICES (DATA PROCESSING) - 1.92%

Concord EFS, Inc.(a)                                27,850    1,223,659
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                     15,900      754,256
=======================================================================
                                                              1,977,915
=======================================================================

SERVICES (EMPLOYMENT) - 2.09%

Hall, Kinion & Associates, Inc.(a)                  27,900      561,488
-----------------------------------------------------------------------
Heidrick & Struggles International, Inc.(a)         11,900      500,544
-----------------------------------------------------------------------
On Assignment, Inc.(a)                              11,400      324,900
-----------------------------------------------------------------------
Robert Half International Inc.(a)                   28,900      765,850
=======================================================================
                                                              2,152,782
=======================================================================


                                                                  MARKET
                                                      SHARES      VALUE
SERVICES (FACILITIES & ENVIRONMENTAL) - 1.23%

Tetra Tech, Inc.(a)                                     39,700 $  1,265,438
===========================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 3.60%

AirGate PCS, Inc.(a)                                    11,400      404,700
---------------------------------------------------------------------------
Powertel, Inc.(a)                                        4,400      272,525
---------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                         22,700    1,327,950
---------------------------------------------------------------------------
Research in Motion (Canada)(a)                          13,600    1,088,000
---------------------------------------------------------------------------
Rural Cellular Corp. - Class A(a)                        4,400      130,350
---------------------------------------------------------------------------
SBA Communications Corp.(a)                              6,800      279,225
---------------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                      5,500      215,531
===========================================================================
                                                                  3,718,281
===========================================================================

TEXTILES (APPAREL) - 0.42%

Quicksilver, Inc.(a)                                    22,150      429,156
===========================================================================
  Total Common Stocks & Other Equity Interests (Cost
   $94,284,543)                                                  96,329,281
===========================================================================

MONEY MARKET FUNDS - 6.52%

STIC Liquid Assets Portfolio(b)                      3,365,479    3,365,479
===========================================================================
STIC Prime Portfolio(b)                              3,365,479    3,365,479
===========================================================================
  Total Money Market Funds
   (Cost $6,730,958)                                              6,730,958
===========================================================================
TOTAL INVESTMENTS - 99.88%
 (COST $101,015,501)                                            103,060,239
===========================================================================
OTHER ASSETS LESS LIABILITIES - 0.12%                               120,627
===========================================================================
NET ASSETS - 100.00%                                           $103,180,866
===========================================================================

Investment Abbreviations:
ADR -  American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $101,015,501)  $103,060,239
==============================================================
Receivables for:
 Fund shares sold                                      331,585
--------------------------------------------------------------
 Dividends                                              43,997
--------------------------------------------------------------
Investment for deferred compensation plan               14,805
--------------------------------------------------------------
Other assets                                               715
==============================================================
  Total assets                                     103,451,341
==============================================================

LIABILITIES:

Payables for:
 Investments purchased                                  81,801
--------------------------------------------------------------
 Fund shares reacquired                                    714
--------------------------------------------------------------
 Deferred compensation plan                             14,805
--------------------------------------------------------------
Accrued advisory fees                                   86,324
--------------------------------------------------------------
Accrued administrative services fees                    64,651
--------------------------------------------------------------
Accrued operating expenses                              22,180
==============================================================
  Total liabilities                                    270,475
==============================================================
Net assets applicable to shares outstanding       $103,180,866
______________________________________________________________
==============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                          7,056,124
==============================================================
Net asset value                                   $      14.62
______________________________________________________________
==============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds                  $    257,584
---------------------------------------------------------------------------
Dividends                                                           25,308
---------------------------------------------------------------------------
Interest                                                             1,209
===========================================================================
  Total investment income                                          284,101
===========================================================================

EXPENSES:

Advisory fees                                                      403,570
---------------------------------------------------------------------------
Administrative services fees                                       113,363
---------------------------------------------------------------------------
Custodian fees                                                      70,146
---------------------------------------------------------------------------
Professional fees                                                   22,291
---------------------------------------------------------------------------
Trustees' fees                                                       6,645
---------------------------------------------------------------------------
Other                                                               18,915
===========================================================================
  Total expenses                                                   634,930
===========================================================================
Less: Fees waived                                                  (50,479)
---------------------------------------------------------------------------
  Expenses paid indirectly                                            (602)
---------------------------------------------------------------------------
  Net expenses                                                     583,849
===========================================================================
Net investment income (loss)                                      (299,748)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) from investment securities             (6,658,190)
===========================================================================

Change in net unrealized appreciation (depreciation) of
 investment securities                                          (3,147,103)
---------------------------------------------------------------------------
Net gain (loss) from investment securities                      (9,805,293)
===========================================================================
Net increase (decrease) in net assets resulting from
 operations                                                   $(10,105,041)
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

                         AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000         1999
                                                  ------------  -----------
OPERATIONS:

 Net investment income (loss)                     $   (299,748) $   (34,296)
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities                                        (6,658,190)     (13,688)
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities           (3,147,103)   4,503,331
============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                 (10,105,041)   4,455,347
============================================================================
Share transactions - net                            95,960,063    8,471,394
============================================================================
  Net increase in net assets                        85,855,022   12,926,741
============================================================================

NET ASSETS:

 Beginning of year                                  17,325,844    4,399,103
============================================================================
 End of year                                      $103,180,866  $17,325,844
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                    $108,218,541  $12,551,916
----------------------------------------------------------------------------
 Undistributed net investment income (loss)            (14,998)      (8,688)
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                             (7,067,415)    (409,225)
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities    2,044,738    5,191,841
============================================================================
                                                  $103,180,866  $17,325,844
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                        AIM V.I. AGGRESSIVE GROWTH FUND

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $293,438 and paid in capital decreased by $293,438 as a result of differing book/tax treatment of net operating loss. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $2,178,994 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2008.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the year ended December 31, 2000, AIM waived fees of $50,479.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $113,363 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,343 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $602 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $602.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $121,894,199 and $31,105,968, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $12,551,404
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (12,306,104)
==========================================================================
Net unrealized appreciation of investment securities          $   245,300
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $102,814,939.

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended Decmber 31, 2000 and 1999 were as follows:

                     2000                    1999
            -----------------------  ----------------------
             SHARES       AMOUNT      SHARES      AMOUNT
            ---------  ------------  ---------  -----------
Sold        6,160,739  $101,301,215  1,128,485  $12,082,374
------------------------------------------------------------
Reacquired   (320,145)   (5,341,152)  (359,576)  (3,610,980)
============================================================
            5,840,594  $ 95,960,063    768,909  $ 8,471,394
____________________________________________________________
============================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   MAY 1, 1998
                                             YEAR ENDED         (DATE OPERATIONS
                                            DECEMBER 31,          COMMENCED) TO
                                        ---------------------      DECEMBER 31,
                                        2000(a)       1999(a)         1998
                                        --------      -------   ----------------
Net asset value, beginning of period    $  14.25      $  9.85        $10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)              (0.10)       (0.04)         0.04
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                  0.47         4.44         (0.14)
================================================================================
  Total from investment operations          0.37         4.40         (0.10)
================================================================================
Less distributions from net investment
 income                                       --           --         (0.05)
================================================================================
Net asset value, end of period          $  14.62      $ 14.25        $ 9.85
________________________________________________________________________________
================================================================================
Total return(b)                             2.60%       44.67%        (0.94)%
________________________________________________________________________________
================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s
 omitted)                               $103,181      $17,326        $4,399
________________________________________________________________________________
================================================================================
Ratio of expenses to average net
 assets:
 With fee waivers                           1.16%(c)     1.19%         1.16%(d)
================================================================================
 Without fee waivers                        1.26%(c)     2.42%         4.62%(d)
================================================================================
Ratio of net investment income (loss)
 to average net assets                     (0.59)%(c)   (0.41)%        0.96%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                       65%          89%           30%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $50,446,304.
(d) Annualized.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                             /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                             AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

U.S. DOLLAR DENOMINATED BONDS & NOTES - 30.80%

AIRLINES - 0.35%

Delta Air Lines, Inc.,
 Unsec. Notes, 7.90%, 12/15/09                           $  200,000 $   192,328
-------------------------------------------------------------------------------
 Deb., 10.38%, 12/15/22                                     100,000     104,829
===============================================================================
                                                                        297,157
===============================================================================

AUTOMOBILES - 0.27%

DaimlerChrysler N.A. Holding Corp., Gtd.
 Notes, 8.00%, 06/15/10                                     100,000     101,091
-------------------------------------------------------------------------------
 Unsec. Notes, 7.40%, 01/20/05                              130,000     130,953
===============================================================================
                                                                        232,044
===============================================================================

BANKS (MAJOR REGIONAL) - 2.20%

BankBoston N.A., Unsec. Sub. Notes, 7.00%, 09/15/07         250,000     250,782
-------------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05                235,000     227,637
-------------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%, 11/15/04         60,000      64,290
-------------------------------------------------------------------------------
Deutsche Bank Luxembourg (Luxembourg), Yankee Bonds,
 6.83%, 12/28/07 (Acquired 07/11/00; Cost $458,225)(a)      500,000     463,107
-------------------------------------------------------------------------------
HSBC Capital Funding L.P., Gtd. Bonds, 10.18%, 12/29/49
 (Acquired 08/24/00;
 Cost $111,662)(a)                                          100,000     115,311
-------------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec. Sub. Yankee
 Notes,
 7.65%, 05/01/25                                             20,000      20,712
-------------------------------------------------------------------------------
Bank of America Corp., Sub. Notes,
 9.38%, 09/15/09                                             50,000      57,056
-------------------------------------------------------------------------------
 10.20%, 07/15/15                                           150,000     179,725
-------------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes, 7.75%,
 09/15/24                                                   200,000     207,436
-------------------------------------------------------------------------------
Republic New York Corp., Sub.
 Deb., 9.50%, 04/15/14                                       70,000      81,730
-------------------------------------------------------------------------------
 Notes, 9.70%, 02/01/09                                      65,000      74,119
-------------------------------------------------------------------------------
Skandinaviska Enskilda Banken (Sweden), Sub. Yankee
 Notes, 6.88%, 02/15/09                                     150,000     142,617
===============================================================================
                                                                      1,884,522
===============================================================================

BANKS (MONEY CENTER) - 0.98%

BSCH Issuances Ltd. (Cayman Islands), Gtd. Sub. Yankee
 Bonds,
 7.63%, 09/14/10                                            250,000     254,070
-------------------------------------------------------------------------------
First Union Corp., Putable Unsec. Sub. Deb.,
 6.55%, 10/15/35                                            185,000     180,830
-------------------------------------------------------------------------------
 7.50%, 04/15/35                                            200,000     202,706
-------------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Notes, 7.75%, 09/15/05          150,000     152,011
-------------------------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba), Gtd. Unsec. Sub.
 Notes, 8.35%, 07/15/09                                      50,000      52,289
===============================================================================
                                                                        841,906
===============================================================================

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

BANKS (REGIONAL) - 1.61%

Bank of Tokyo-Mitsubishi Ltd. (The) (Japan), Sr. Sub.
 Yankee Notes, 8.40%, 04/15/10                           $   30,000 $    32,019
-------------------------------------------------------------------------------
Bank United - Series A, Medium Term Notes, 8.00%,
 03/15/09                                                    75,000      75,568
-------------------------------------------------------------------------------
Banponce Trust I - Series A, Gtd. Notes, 8.33%,
 02/01/27                                                   100,000      88,957
-------------------------------------------------------------------------------
Mercantile Bancorp. Inc., Jr. Unsec. Sub. Notes, 7.30%,
 06/15/07                                                   300,000     306,336
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub. Deb.,
 8.25%, 11/01/24                                            300,000     323,094
-------------------------------------------------------------------------------
Riggs Capital Trust II - Series C, Gtd. Sec. Bonds,
 8.88%, 03/15/27                                            110,000      70,166
-------------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes, 6.50%,
 03/15/08                                                   150,000     137,553
-------------------------------------------------------------------------------
Union Planters Capital Trust, Gtd. Bonds, 8.20%,
 12/15/26                                                   100,000      85,783
-------------------------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%, 06/01/26                      250,000     256,185
===============================================================================
                                                                      1,375,661
===============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.45%

AT&T Corp., Gtd. Bonds, 9.65%, 03/31/27                     195,000     210,641
-------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
 Bonds, 7.88%, 07/15/09                                      50,000      49,254
-------------------------------------------------------------------------------
 Deb., 8.25%, 02/01/30                                      160,000     146,706
-------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United Kingdom),
 Sr. Unsec. Gtd. Yankee Notes,
 8.20%, 07/15/09                                            190,000     180,285
-------------------------------------------------------------------------------
Clear Channel Communications, Inc., Unsec. Deb., 7.25%,
 10/15/27                                                   200,000     180,166
-------------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Unsub. Notes,
 8.50%, 05/01/27                                            200,000     218,564
-------------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb., 9.50%,
 08/01/13                                                   400,000     439,244
-------------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07 (Acquired
 02/16/00-03/23/00; Cost $199,505)(a)                       200,000     205,936
-------------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
 Notes, 7.88%, 12/15/07                                     275,000     278,006
-------------------------------------------------------------------------------
 Deb., 7.88%, 02/15/18                                      200,000     188,888
-------------------------------------------------------------------------------
 Series B, Notes, 8.13%, 07/15/09                           150,000     154,098
-------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
 Sub. Notes, 8.25%, 02/15/08                                150,000     156,331
-------------------------------------------------------------------------------
 Notes, 8.38%, 11/01/05                                     100,000     107,252
-------------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%, 02/01/28        150,000     144,961
-------------------------------------------------------------------------------
TCI Communications, Inc., Sr. Deb., 9.80%, 02/01/12         250,000     292,482
===============================================================================
                                                                      2,952,814
===============================================================================

                             AIM V.I. BALANCED FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

CHEMICALS - 0.11%

Airgas, Inc., Medium Term Notes, 7.14%, 03/08/04         $  100,000 $    91,989
===============================================================================

COMMUNICATIONS EQUIPMENT - 1.09%

Comverse Technology, Inc., Conv. Unsec. Sub. Deb.,
 4.50%, 07/01/05                                            155,000     763,669
-------------------------------------------------------------------------------
Corning Inc., Sr. Conv. Unsec. Deb., 2.07%, 11/08/15(b)     238,000     169,872
===============================================================================
                                                                        933,541
===============================================================================

COMPUTERS (HARDWARE) - 0.38%

Candescent Technologies Corp., Sr. Conv. Unsec. Gtd.
 Sub. Deb. 8.00%, 05/01/03 (Acquired 11/06/98-08/31/00;
 Cost $335,650)(a)(c)                                       448,000     327,040
===============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 0.56%

VERITAS Software Corp., Conv. Unsec. Disc. Notes,
 1.86%, 08/13/06(d)                                         208,000     483,870
===============================================================================

CONSUMER FINANCE - 1.49%

American General Finance Corp., Sr. Putable Notes,
 8.45%, 10/15/09                                            180,000     195,849
-------------------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes, 7.25%,
 05/01/06                                                   165,000     154,059
-------------------------------------------------------------------------------
CitiFinancial Credit Co., Putable Notes, 7.88%,
 02/01/25                                                   200,000     210,550
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
 Notes, 6.85%, 06/17/04                                     270,000     272,503
-------------------------------------------------------------------------------
 Putable Notes, 9.00%, 10/15/02                             100,000     104,325
-------------------------------------------------------------------------------
Household Finance Corp.,
 Sr. Unsec. Notes, 6.88%, 03/01/07                          100,000      98,537
-------------------------------------------------------------------------------
 Unsec. Notes, 8.00%, 07/15/10                              150,000     158,643
-------------------------------------------------------------------------------
MBNA Capital - Series A, Gtd. Bonds, 8.28%, 12/01/26        100,000      83,307
===============================================================================
                                                                      1,277,773
===============================================================================

ELECTRIC COMPANIES - 2.76%

CILCORP, Inc., Sr. Unsec. Bonds, 9.38%, 10/15/29            150,000     166,596
-------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
 First Mortgage Bonds, 6.86%, 10/01/08                      100,000      98,757
-------------------------------------------------------------------------------
 Series D, Sr. Sec. Notes, 7.88%, 11/01/17                  200,000     203,070
-------------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes, 8.13%, 05/15/02         200,000     199,128
-------------------------------------------------------------------------------
El Paso Electric Co.
 Series D, Sec. First Mortgage Bonds, 8.90%, 02/01/06       150,000     161,854
-------------------------------------------------------------------------------
 Series E, Sec. First Mortgage Bonds, 9.40%, 05/01/11       200,000     217,286
-------------------------------------------------------------------------------
Empire District Electric Co. (The), Sr. Notes, 7.70%,
 11/15/04                                                   150,000     155,857
-------------------------------------------------------------------------------
Niagara Mohawk Power Corp. - Series H, Sr. Unsec. Disc.
 Notes, 8.50%, 07/01/10(d)                                  200,000     173,096
-------------------------------------------------------------------------------
Public Service Company of New Mexico - Series A, Sr.
 Unsec. Notes, 7.10%, 08/01/05                              130,000     125,960
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

ELECTRIC COMPANIES - (CONTINUED)

Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 07/21/99; Cost $274,898)(a)                   $  275,000 $   275,817
-------------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes, 6.25%,
 01/15/09                                                   250,000     230,440
-------------------------------------------------------------------------------
Unicom Corp. - Series 94, First Mortgage Notes, 7.50%,
 07/01/13                                                   200,000     208,538
-------------------------------------------------------------------------------
UtiliCorp United Inc., Sr. Unsec. Putable Notes, 6.70%,
 10/15/06                                                   150,000     149,166
===============================================================================
                                                                      2,365,565
===============================================================================

ELECTRICAL EQUIPMENT - 0.30%

General Electric Capital Corp. - Series A, Medium Term
 Notes, 6.70%, 10/01/02                                     250,000     253,325
===============================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.10%

Israel Electric Corp. Ltd. (Israel), Yankee Deb.,
 7.75%, 12/15/27 (Acquired 06/09/00;
 Cost $87,798)(a)                                           100,000      88,985
===============================================================================

ENTERTAINMENT - 0.77%

Time Warner Inc.,
 Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24                      220,000     220,007
-------------------------------------------------------------------------------
 Unsec. Deb.,
  8.05%, 01/15/16                                           120,000     125,743
-------------------------------------------------------------------------------
  9.13%, 01/15/13                                           120,000     139,232
-------------------------------------------------------------------------------
  9.15%, 02/01/23                                           150,000     174,286
===============================================================================
                                                                        659,268
===============================================================================

FINANCIAL (DIVERSIFIED) - 3.00%

AIG SunAmerica Global Financing I, Sr. Unsec. Unsub.
 Notes, 7.40%, 05/05/03 (Acquired 10/17/00; Cost
 $254,103)(a)                                               250,000     257,355
-------------------------------------------------------------------------------
AIG SunAmerica Global Financing II, Sr. Sec. Notes,
 7.60%, 06/15/05 (Acquired 06/08/00;
 Cost $250,000)(a)                                          250,000     264,137
-------------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb., 6.95%,
 11/01/18                                                    50,000      47,296
-------------------------------------------------------------------------------
Beaver Valley II Funding Corp., Sec. Lease Obligations
 Deb., 9.00%, 06/01/17                                      200,000     219,706
-------------------------------------------------------------------------------
CIT Group, Inc. (The), Sr. Medium Term Notes, 5.91%,
 11/23/05                                                   200,000     189,364
-------------------------------------------------------------------------------
Citicorp Lease - Class A2, Series 1999-1, Pass Through
 Ctfs., 8.04%, 12/15/19 (Acquired 06/01/00-09/19/00;
 Cost $349,188)(a)                                          350,000     356,314
-------------------------------------------------------------------------------
Citigroup Inc.,
 Deb., 6.63%, 01/15/28                                      150,000     133,851
-------------------------------------------------------------------------------
 Unsec. Sub. Notes, 7.25%, 10/01/10                         135,000     139,802
-------------------------------------------------------------------------------
Dow Capital B.V. (Netherlands), Gtd. Yankee Deb.,
 9.20%, 06/01/10                                            150,000     171,931
-------------------------------------------------------------------------------
Ford Holdings, Inc., Unsec. Unsub. Gtd. Deb., 9.30%,
 03/01/30                                                   120,000     136,566
-------------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Notes, 8.00%,
 06/15/05                                                   150,000     155,418
-------------------------------------------------------------------------------

                               AIM V.I. BALANCED FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

FINANCIAL (DIVERSIFIED) - (CONTINUED)

Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04 (Acquired
 08/02/00; Cost $300,000)(a)                             $  300,000 $   310,449
-------------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb., 9.00%,
 06/01/12                                                    80,000      92,002
-------------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Notes, 6.63%,
 12/15/07 (Acquired 03/15/00; Cost $91,980)(a)              100,000      99,688
===============================================================================
                                                                      2,573,879
===============================================================================

FOODS - 0.30%

ConAgra, Inc., Sr. Unsec. Putable Notes, 7.13%,
 10/01/26                                                   250,000     256,593
===============================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.13%

Procter & Gamble Co. (The), Putable Deb., 8.00%,
 09/01/24                                                   100,000     114,275
===============================================================================

INSURANCE (LIFE/HEALTH) - 0.15%

Torchmark Corp., Notes, 7.88%, 05/15/23                     145,000     132,663
===============================================================================

INSURANCE (PROPERTY - CASUALTY) - 0.40%

GE Global Insurance Holdings Corp., Unsec. Notes,
 7.75%, 06/15/30                                            125,000     133,049
-------------------------------------------------------------------------------
Terra Nova Insurance PLC (United Kingdom), Sr. Unsec.
 Gtd. Yankee Notes,
 7.00%, 05/15/08                                            150,000     145,419
-------------------------------------------------------------------------------
 7.20%, 08/15/07                                             70,000      68,762
===============================================================================
                                                                        347,230
===============================================================================

INVESTMENT BANKING/BROKERAGE - 0.98%

Bear Stearns Cos., Inc.,
 Sr. Unsec. Notes, 7.63%, 12/07/09                          100,000     101,622
-------------------------------------------------------------------------------
 Notes, 7.80%, 08/15/07                                     150,000     154,542
-------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
 Bonds, 7.88%, 08/15/10                                     100,000     103,321
-------------------------------------------------------------------------------
 Unsec. Notes, 8.50%, 08/01/15                              200,000     212,120
-------------------------------------------------------------------------------
 Putable Sr. Notes, 8.80%, 03/01/15                         160,000     173,602
-------------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Notes,
 7.38%, 01/15/07                                             45,000      45,356
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Unsec. Notes, 6.88%,
 11/15/18                                                    50,000      46,883
===============================================================================
                                                                        837,446
===============================================================================

MANUFACTURING (DIVERSIFIED) - 0.38%

Honeywell International Inc., Unsec. Unsub. Notes,
 7.50%, 03/01/10                                            300,000     325,038
===============================================================================

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE


NATURAL GAS - 2.32%

CMS Panhandle Holding Co., Sr. Notes, 6.13%, 03/15/04    $  200,000 $   195,374
-------------------------------------------------------------------------------
Coastal Corp. (The), Sr. Putable Unsec. Deb., 6.70%,
 02/15/27                                                   150,000     148,986
-------------------------------------------------------------------------------
Ferrellgas Partners L.P., - Series B, Sr. Sec. Gtd.
 Notes, 9.38%, 06/15/06                                      50,000      46,750
-------------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Notes,
 6.30%, 02/01/09                                            200,000     191,928
-------------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Deb., 7.35%, 08/01/26           200,000     207,198
-------------------------------------------------------------------------------
KN Capital Trust I - Series B, Unsec. Gtd. Bonds,
 8.56%, 04/15/27                                            150,000     140,606
-------------------------------------------------------------------------------
National Fuel Gas Co. - Series D, Medium Term Notes,
 6.30%, 05/27/08                                            100,000      95,527
-------------------------------------------------------------------------------
Northern Border Partners, L.P. - Series A, Sr. Gtd.
 Unsec. Unsub. Notes, 8.88%, 06/15/10                       300,000     326,355
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                            150,000     167,970
-------------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11               160,000     167,496
-------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb., 7.50%,
 04/01/17                                                   200,000     197,886
-------------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.63%, 07/15/19           100,000     100,188
===============================================================================
                                                                      1,986,264
===============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 0.41%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         200,000     199,110
-------------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
 Sr. Unsec. Yankee Notes, 7.13%, 03/30/28                    60,000      48,508
-------------------------------------------------------------------------------
 Yankee Notes, 7.50%, 03/31/07                              100,000     100,351
===============================================================================
                                                                        347,969
===============================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.67%

Anadarko Petroleum Corp., Unsec. Deb., 7.73%, 09/15/96      150,000     156,660
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec. Notes, 6.88%,
 12/01/07                                                   170,000     168,244
-------------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  100,000     104,039
-------------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec. Deb., 7.50%,
 10/15/26                                                   140,000     142,694
===============================================================================
                                                                        571,637
===============================================================================

OIL & GAS (REFINING & MARKETING) - 0.15%

Petroleos Mexicanos (Mexico) - Series P, Putable Unsec.
 Unsub. Yankee Notes, 9.50%, 09/15/27                       125,000     131,673
===============================================================================

                             AIM V.I. BALANCED FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE


OIL (DOMESTIC INTEGRATED) - 0.45%

Amerada Hess Corp., Bonds, 7.88%, 10/01/29               $  200,000 $   219,564
-------------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes, 8.45%,
 02/15/29                                                   150,000     165,753
===============================================================================
                                                                        385,317
===============================================================================

OIL (INTERNATIONAL INTEGRATED) - 0.22%

YPF Sociedad Anonima (Argentina), Yankee
 Bonds, 9.13%, 02/24/09                                      70,000      71,824
-------------------------------------------------------------------------------
 Notes, 8.00%, 02/15/04                                     120,000     119,006
===============================================================================
                                                                        190,830
===============================================================================

POWER PRODUCERS (INDEPENDENT) - 0.34%

AES Corp. (The), Sr. Unsec. Sub. Notes, 10.25%,
 07/15/06                                                   100,000     103,750
-------------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub. Deb., 7.42%, 12/15/18      194,800     187,368
===============================================================================
                                                                        291,118
===============================================================================

PUBLISHING (NEWSPAPERS) - 0.49%

News America Holdings, Inc.,
 Putable Notes, 8.45%, 08/01/34                             200,000     207,690
-------------------------------------------------------------------------------
 Sr. Gtd. Deb., 9.25%, 02/01/13                             200,000     214,072
===============================================================================
                                                                        421,762
===============================================================================

RAILROADS - 0.24%

Norfolk Southern Corp., Notes, 7.05%, 05/01/37              200,000     203,400
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.18%

ERP Operating L.P., Unsec. Notes, 7.13%, 10/15/17            70,000      62,073
-------------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb., 7.35%,
 12/01/17                                                   100,000      93,232
===============================================================================
                                                                        155,305
===============================================================================

SAVINGS & LOAN COMPANIES - 0.41%

Dime Capital Trust I - Series A, Gtd. Bonds, 9.33%,
 05/06/27                                                   140,000     120,637
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub. Notes, 7.13%,
 02/15/04                                                    75,000      74,636
-------------------------------------------------------------------------------
Washington Mutual Capital I, Sec. Gtd. Sub. Bonds,
 8.38%, 06/01/27                                             55,000      50,892
-------------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub. Notes, 8.25%,
 04/01/10                                                   100,000     105,428
===============================================================================
                                                                        351,593
===============================================================================

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

SOVEREIGN DEBT - 0.96%

British Columbia (Province of) (Canada), Unsec. Unsub.
 Yankee Notes, 5.38%, 10/29/08                          $   50,000 $    47,915
------------------------------------------------------------------------------
Hydro-Quebec - Series B (Canada), Gtd. Medium Term
 Yankee Notes, 8.62%, 12/15/11                             200,000     234,696
------------------------------------------------------------------------------
Manitoba (Province of) - Series AZ (Canada), Putable
 Yankee Deb., 7.75%, 07/17/16                              200,000     222,434
------------------------------------------------------------------------------
Newfoundland (Province of) (Canada), Yankee Deb.,
 9.00%, 06/01/19                                           100,000     118,043
------------------------------------------------------------------------------
Quebec (Province of) (Canada),
 Series A, Medium Term Putable Yankee Notes, 6.29%,
  03/06/26(d)                                              100,000     101,332
------------------------------------------------------------------------------
 Unsec. Yankee Deb., 6.50%, 01/17/06                       100,000     102,518
==============================================================================
                                                                       826,938
==============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.18%

Vodafone AirTouch PLC (United Kingdom), Unsec. Unsub.
 Yankee Notes, 7.75%, 02/15/10
 (Acquired 02/07/00; Cost $149,072)(a)                     150,000     155,085
==============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.70%

MCI Communications Corp., Sr. Unsec. Putable Deb.,
 7.13%, 06/15/27                                           200,000     202,500
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                200,000     209,936
------------------------------------------------------------------------------
WorldCom, Inc., Notes, 8.00%, 05/15/06                     180,000     183,487
==============================================================================
                                                                       595,923
==============================================================================

TELEPHONE - 0.85%

AT&T Canada Inc. (Canada), Sr. Unsec.
 Sub. Yankee Notes, 7.63%, 03/15/05                        200,000     199,538
------------------------------------------------------------------------------
 Yankee Notes, 7.65%, 09/15/06                             100,000      99,423
------------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
 (Netherlands), Unsec. Unsub. Yankee Bonds, 8.00%,
 06/15/10                                                  130,000     132,717
------------------------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%, 04/15/18                    100,000      92,957
------------------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Netherlands), Sr. Unsec.
 Unsub. Yankee Notes, 7.50%, 10/01/05 (Acquired
 09/27/00; Cost $49,968)(a)                                 50,000      48,510
------------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd. Notes, 7.90%,
 08/15/10 (Acquired 08/24/00; Cost $150,483)(a)            150,000     155,331
==============================================================================
                                                                       728,476
==============================================================================

                             AIM V.I. BALANCED FUND

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

WASTE MANAGEMENT - 0.47%

Browning-Ferris Industries, Inc.,
 Unsec. Deb., 7.40%, 09/15/35                        $  200,000 $   145,000
---------------------------------------------------------------------------
Waste Management, Inc.,
 Putable Unsec. Notes 7.10%, 08/01/26                   250,000     247,820
---------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 12/15/17                       10,000       8,942
===========================================================================
                                                                    401,762
===========================================================================
  Total U.S. Dollar Denominated Bonds & Notes (Cost
   $25,570,062)                                                  26,397,636
===========================================================================

COMMON STOCKS & OTHER EQUITY INTERESTS - 47.31%

AEROSPACE/DEFENSE - 1.12%

General Dynamics Corp.                                    7,500     585,000
---------------------------------------------------------------------------
Northrop Grumman Corp.                                    4,500     373,500
===========================================================================
                                                                    958,500
===========================================================================

BANKS (MAJOR REGIONAL) - 0.40%

Bank of New York Co., Inc. (The)                          6,200     342,162
===========================================================================

BANKS (MONEY CENTER) - 0.78%

J.P. Morgan Chase & Co.                                  14,700     667,931
===========================================================================

BIOTECHNOLOGY - 0.76%

Genzyme Corp.(e)                                          7,200     647,550
===========================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.29%

Clear Channel Communications, Inc.(e)                     6,300     305,156
---------------------------------------------------------------------------
Entravision Communications Corp. - Class A(e)             7,900     145,162
---------------------------------------------------------------------------
General Motors Corp. - Class H(e)                        10,200     234,600
---------------------------------------------------------------------------
Hispanic Broadcasting Corp.(e)                           10,700     272,850
---------------------------------------------------------------------------
Infinity Broadcasting Corp. - Class A(e)                 10,350     289,153
---------------------------------------------------------------------------
Univision Communications Inc. - Class A(e)               17,500     716,406
===========================================================================
                                                                  1,963,327
===========================================================================

COMMUNICATIONS EQUIPMENT - 1.35%

Corning Inc.                                              4,800     253,500
---------------------------------------------------------------------------
JDS Uniphase Corp.(e)                                     2,400     100,050
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                                   7,400     321,900
---------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                            9,600     307,800
---------------------------------------------------------------------------
Redback Networks Inc.(e)                                  4,300     176,300
===========================================================================
                                                                  1,159,550
===========================================================================

COMPUTERS (HARDWARE) - 0.77%

Sun Microsystems, Inc.(e)                                17,400     485,025
---------------------------------------------------------------------------
Sycamore Networks, Inc.(e)                                4,700     175,075
===========================================================================
                                                                    660,100
===========================================================================

COMPUTERS (NETWORKING) - 1.51%

Cisco Systems, Inc.(e)                                   18,600     711,450
---------------------------------------------------------------------------
Juniper Networks, Inc.(e)                                 3,200     403,400
---------------------------------------------------------------------------
VeriSign, Inc.(e)                                         2,400     178,050
===========================================================================
                                                                  1,292,900
===========================================================================

                                                                 MARKET
                                                      SHARES      VALUE

COMPUTERS (PERIPHERALS) - 1.37%

Brocade Communications Systems, Inc.(e)                  4,000 $   367,250
--------------------------------------------------------------------------
EMC Corp.(e)                                            12,100     804,650
==========================================================================
                                                                 1,171,900
==========================================================================

COMPUTERS (SOFTWARE & SERVICES) - 3.23%

America Online, Inc.(e)                                  9,500     330,600
--------------------------------------------------------------------------
Ariba, Inc.(e)                                           5,000     268,750
--------------------------------------------------------------------------
BEA Systems, Inc.(e)                                     5,900     397,144
--------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(e)       3,700     494,181
--------------------------------------------------------------------------
Internet Security Systems, Inc.(e)                       4,700     368,656
--------------------------------------------------------------------------
i2 Technologies, Inc.(e)                                 5,800     315,375
--------------------------------------------------------------------------
Oracle Corp.(e)                                         14,400     418,500
--------------------------------------------------------------------------
VERITAS Software Corp.(e)                                2,000     175,000
==========================================================================
                                                                 2,768,206
==========================================================================

ELECTRIC COMPANIES - 0.31%

Southern Co. (The)                                       8,000     266,000
==========================================================================

ELECTRICAL EQUIPMENT - 0.73%

General Electric Co.                                    13,000     623,187
==========================================================================

ELECTRONICS (DEFENSE) - 0.51%

Raytheon Co. - Class B                                  14,200     441,087
==========================================================================

ELECTRONICS (SEMICONDUCTORS) - 2.03%

Analog Devices, Inc.(e)                                 10,000     511,875
--------------------------------------------------------------------------
Intel Corp.                                             10,900     329,725
--------------------------------------------------------------------------
Microchip Technology Inc.(e)                             5,175     113,527
--------------------------------------------------------------------------
SDL, Inc.(e)                                             2,700     400,106
--------------------------------------------------------------------------
Vitesse Semiconductor Corp.(e)                           6,900     381,656
==========================================================================
                                                                 1,736,889
==========================================================================

ENGINEERING & CONSTRUCTION - 0.43%

Quanta Services, Inc.(e)                                11,500     370,156
==========================================================================

ENTERTAINMENT - 0.59%

Time Warner Inc.                                         3,000     156,720
--------------------------------------------------------------------------
Viacom Inc. -  Class B(e)                                7,418     346,791
==========================================================================
                                                                   503,511
==========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.23%

Applied Materials, Inc.(e)                               5,100     194,756
==========================================================================

FINANCIAL (DIVERSIFIED) - 2.54%

American Express Co.                                     8,300     455,981
--------------------------------------------------------------------------
Citigroup Inc.                                          16,000     817,000
--------------------------------------------------------------------------
Fannie Mae                                               2,700     234,225
--------------------------------------------------------------------------
Freddie Mac                                              4,000     275,500
--------------------------------------------------------------------------
MGIC Investment Corp.                                    5,800     391,138
==========================================================================
                                                                 2,173,844
==========================================================================

                             AIM V.I. BALANCED FUND

                                                            MARKET
                                                 SHARES      VALUE

HEALTH CARE (DIVERSIFIED) - 1.09%

Abbott Laboratories                                 8,800 $   426,250
---------------------------------------------------------------------
American Home Products Corp.                        8,000     508,400
=====================================================================
                                                              934,650
=====================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.24%

Medicis Pharmaceutical Corp. - Class A(e)           3,500     206,938
=====================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 2.14%

Allergan, Inc.                                      4,000     390,813
---------------------------------------------------------------------
Merck & Co., Inc.                                   6,000     561,750
---------------------------------------------------------------------
Pfizer Inc.                                        11,200     515,200
---------------------------------------------------------------------
Pharmacia Corp.                                     6,000     366,000
=====================================================================
                                                            1,833,763
=====================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.29%

Baxter International, Inc.                          6,000     529,875
---------------------------------------------------------------------
Medtronic, Inc.                                     9,600     579,600
=====================================================================
                                                            1,109,475
=====================================================================

INSURANCE (MULTI-LINE) - 0.88%

American International Group, Inc.                  7,700     758,931
=====================================================================

INSURANCE BROKERS - 0.78%

Marsh & McLennan Cos., Inc.                         5,700     666,900
=====================================================================

INVESTMENT BANKING/BROKERAGE - 2.52%

Goldman Sachs Group, Inc. (The)                     5,800     620,238
---------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           7,700     525,044
---------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                    7,600     602,300
---------------------------------------------------------------------
Schwab (Charles) Corp. (The)                       14,500     411,438
=====================================================================
                                                            2,159,020
=====================================================================

INVESTMENT MANAGEMENT - 0.44%

Stilwell Financial, Inc.                            9,600     378,600
=====================================================================

MANUFACTURING (DIVERSIFIED) - 0.36%

Tyco International Ltd. (Bermuda)                   5,600     310,800
=====================================================================

NATURAL GAS - 2.06%

Dynegy Inc. - Class A                              10,400     583,050
---------------------------------------------------------------------
Enron Corp.                                         6,800     565,250
---------------------------------------------------------------------
Williams Cos., Inc. (The)                          15,400     615,038
=====================================================================
                                                            1,763,338
=====================================================================

                                                           MARKET
                                                SHARES      VALUE

OIL & GAS (EXPLORATION & PRODUCTION) - 1.28%

Apache Corp.                                       9,400 $   658,588
--------------------------------------------------------------------
Kerr-McGee Corp.                                   6,500     435,094
====================================================================
                                                           1,093,682
====================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.20%

Exxon Mobil Corp.                                  5,300     460,769
--------------------------------------------------------------------
TotalFinaElf S.A. (France)                         3,800     565,233
====================================================================
                                                           1,026,002
====================================================================

POWER PRODUCERS (INDEPENDENT) - 0.53%

AES Corp. (The)(e)                                 8,200     454,075
====================================================================

RETAIL (BUILDING SUPPLIES) - 0.29%

Home Depot, Inc. (The)                             5,400     246,713
====================================================================

RETAIL (FOOD CHAINS) - 0.76%

Safeway Inc.(e)                                   10,400     650,000
====================================================================

RETAIL (GENERAL MERCHANDISE) - 0.71%

Target Corp.                                      19,000     612,750
====================================================================

RETAIL (SPECIALTY) - 0.66%

Bed Bath & Beyond Inc.(e)                         18,600     416,175
--------------------------------------------------------------------
Linens 'n Things, Inc.(e)                          5,400     149,175
====================================================================
                                                             565,350
====================================================================

SERVICES (ADVERTISING/MARKETING) - 1.25%

Lamar Advertising Co.(e)                           9,600     370,500
--------------------------------------------------------------------
Omnicom Group Inc.                                 8,500     704,438
====================================================================
                                                           1,074,938
====================================================================

SERVICES (COMPUTER SYSTEMS) - 0.16%

Critical Path, Inc.(e)                             4,600     141,450
====================================================================

SERVICES (DATA PROCESSING) - 0.32%

DST Systems, Inc.(e)                               4,100     274,700
====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.76%

Amdocs Ltd. (United Kingdom)(e)                    9,000     596,250
--------------------------------------------------------------------
Level 3 Communications, Inc.(e)                    5,060     166,031
--------------------------------------------------------------------
NTT DoCoMo, Inc. (Japan)                              17     292,898
--------------------------------------------------------------------
Openwave Systems Inc.(e)                           5,700     273,244
--------------------------------------------------------------------
Western Wireless Corp. - Class A(e)                4,500     176,344
====================================================================
                                                           1,504,767
====================================================================

                             AIM V.I. BALANCED FUND

                                                                       MARKET
                                                            SHARES      VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 0.12%

Global Crossing Ltd. (Bermuda)(e)                              7,054 $   100,960
================================================================================

TELEPHONE - 5.52%

BellSouth Corp.                                                9,500     388,906
--------------------------------------------------------------------------------
Broadwing Inc.(e)                                             11,614     264,944
--------------------------------------------------------------------------------
Korea Telecom Corp. - ADR (South Korea)                        3,184      98,704
--------------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(e)                                  26,400     372,900
--------------------------------------------------------------------------------
Qwest Communications International Inc.(e)                    13,000     533,000
--------------------------------------------------------------------------------
SBC Communications Inc.                                       14,100     673,275
--------------------------------------------------------------------------------
Telecom Italia S.p.A. (Italy)                                 52,200     313,718
--------------------------------------------------------------------------------
Telefonica S.A. (Spain)(e)                                    25,835     426,982
--------------------------------------------------------------------------------
Time Warner Telecom Inc. - Class A(e)                          6,900     437,719
--------------------------------------------------------------------------------
Verizon Communications Inc.                                   15,700     786,963
--------------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)                          118,330     434,385
================================================================================
                                                                       4,731,496
================================================================================
  Total Common Stocks & Other Equity Interests (Cost
   $38,415,687)                                                       40,540,854
================================================================================

DOMESTIC PREFERRED STOCKS - 1.23%

OIL & GAS (EXPLORATION & PRODUCTION) - 0.56%

Kerr-McGee Corp. - $1.83 Pfd. DECS                             8,700     479,587
================================================================================

POWER PRODUCERS (INDEPENDENT) - 0.67%

AES Trust III - $3.38 Conv. Pfd.                               1,400     120,400
--------------------------------------------------------------------------------
Calpine Capital Trust III - $2.50 Conv. Pfd.
 (Acquired 08/03/00; Cost $375,000)(a)                         7,500     452,813
================================================================================
                                                                         573,213
================================================================================
  Total Domestic Preferred Stocks
   (Cost $839,574)                                                     1,052,800
================================================================================

                                                          PRINCIPAL
                                                          AMOUNT(f)


NON-U.S. DOLLAR DENOMINATED
 BONDS & NOTES - 0.37%

CANADA - 0.07%

Clearnet Communications Inc. (Telecommunications -
 Cellular/Wireless), Sr. Unsec. Disc. Notes,
 10.75%, 02/15/09(b)                                 CAD      50,000      26,748
--------------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt), Sr.
 Unsec. Unsub. Bonds, 6.50%, 12/21/04                NZD      75,000      32,687
================================================================================
                                                                          59,435
================================================================================

NETHERLANDS - 0.04%

Mannesmann Finance B.V. (Machinery - Diversified),
 Gtd. Unsec. Unsub. Euro Notes,
 4.75%, 05/27/09                                     EUR      10,000       8,535
--------------------------------------------------------------------------------
Tecnost International Finance N.V. (Telephone)-
 Series E, Gtd. Medium Term Euro Notes,
 6.13%, 07/30/09                                     EUR      30,000      26,904
================================================================================
                                                                          35,439
================================================================================

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(f)     VALUE

NEW ZEALAND - 0.08%

International Bank for Reconstruction & Development -
  Class E (Banks - Money Center), Unsec. Medium Term
 Notes, 5.50%, 04/15/04                            NZD     150,000 $    63,931
==============================================================================

UNITED KINGDOM - 0.05%

British Sky Broadcasting Group PLC (Broadcasting -
  Television, Radio & Cable), Sr. Gtd. Unsec.
 Unsub. Bonds, 7.75%, 07/09/09                     GBP      30,000      42,104
==============================================================================

UNITED STATES OF AMERICA - 0.13%

John Hancock Global Funding Ltd. (Insurance -
  Life/Health) - Series 99-H, Sr. Sec. Sub.
 Medium Term Notes, 6.75%, 02/15/06                AUD     200,000     113,209
==============================================================================
  Total Non-U.S. Dollar Denominated
   Bonds & Notes (Cost $337,904)                                       314,118
==============================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 0.89%

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 0.68%

Medium Term Notes
 6.18%, 03/15/01                                           300,000     299,976
------------------------------------------------------------------------------
Pass through certificates
 6.50%, 11/01/28                                           283,568     280,554
==============================================================================
                                                                       580,530
==============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 0.21%

Pass through certificates
 6.50%, 03/15/29                                           187,383     185,391
==============================================================================
  Total U.S. Government Agency Securities
   (Cost $774,729)                                                     765,921
==============================================================================

U.S. TREASURY SECURITIES - 9.62%

U.S. TREASURY BONDS - 0.23%

 6.13%, 11/15/27(g)                                        180,000     193,784
==============================================================================

U.S. TREASURY NOTES - 9.39%

 6.63%, 05/31/02                                           950,000     966,473
------------------------------------------------------------------------------
 5.88%, 11/15/04                                         1,000,000   1,026,390
------------------------------------------------------------------------------
 6.75%, 05/15/05(g)                                      1,400,000   1,491,350
------------------------------------------------------------------------------
 6.50%, 08/15/05 to 02/15/10(g)                          3,000,000   3,219,450
------------------------------------------------------------------------------
 6.88%, 05/15/06(g)                                      1,000,000   1,081,940
------------------------------------------------------------------------------
 5.75%, 08/15/10(g)                                        250,000     262,070
==============================================================================
                                                                     8,047,673
==============================================================================
  Total U.S. Treasury Securities
   (Cost $7,887,060)                                                 8,241,457
==============================================================================

                             AIM V.I. BALANCED FUND

                                                           MARKET
                                                SHARES      VALUE

MONEY MARKET FUNDS - 9.17%

STIC Liquid Assets Portfolio(h)                3,930,278 $ 3,930,278
--------------------------------------------------------------------
STIC Prime Portfolio(h)                        3,930,278   3,930,278
====================================================================
  Total Money Market Funds (Cost $7,860,556)               7,860,556
====================================================================
TOTAL INVESTMENTS - 99.39%
 (Cost $81,685,572)                                       85,173,342
====================================================================
OTHER ASSETS LESS LIABILITIES - 0.61%                        519,938
====================================================================
NET ASSETS - 100.00%                                     $85,693,280
====================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollars
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
DECS   - Dividend Enhanced Convertible Stock
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
Gtd.   - Guaranteed
NZD    - New Zealand Dollar
Pfd.   - Preferred
RAPS   - Redeemable and Putable Security
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $3,575,878, which represents 4.17% of the Fund's net assets.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Non-income producing security.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $81,685,572)  $85,173,342
------------------------------------------------------------
Foreign currencies, at value (cost $2,432)             1,079
------------------------------------------------------------
Receivables for:
 Investments sold                                    157,711
------------------------------------------------------------
 Fund shares sold                                    344,843
------------------------------------------------------------
 Dividends and interest                              683,719
------------------------------------------------------------
Investment for deferred compensation plan             14,920
============================================================
  Total assets                                    86,375,614
============================================================

LIABILITIES:

Payables for:
 Investments purchased                               359,664
------------------------------------------------------------
 Fund shares reacquired                                  125
------------------------------------------------------------
 Foreign currency contracts outstanding                3,347
------------------------------------------------------------
 Deferred compensation plan                           14,920
------------------------------------------------------------
 Variation margin                                    133,650
------------------------------------------------------------
Accrued advisory fees                                 53,107
------------------------------------------------------------
Accrued administrative services fees                  79,359
------------------------------------------------------------
Accrued operating expenses                            38,162
============================================================
  Total liabilities                                  682,334
============================================================
Net assets applicable to shares outstanding      $85,693,280
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        6,879,628
============================================================
Net asset value                                  $     12.46
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                                         $ 2,139,278
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $1,248)                 179,034
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         389,749
=============================================================================
  Total investment income                                          2,708,061
=============================================================================

EXPENSES:

Advisory fees                                                        520,878
-----------------------------------------------------------------------------
Administrative services fees                                         133,727
-----------------------------------------------------------------------------
Custodian fees                                                        47,944
-----------------------------------------------------------------------------
Trustees' fees                                                         6,698
-----------------------------------------------------------------------------
Other                                                                 53,811
=============================================================================
  Total expenses                                                     763,058
=============================================================================
Less: Expenses paid indirectly                                          (470)
-----------------------------------------------------------------------------
  Net expenses                                                       762,588
=============================================================================
Net investment income                                              1,945,473
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS, FUTURES
 CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                            (1,983,636)
-----------------------------------------------------------------------------
 Foreign currencies                                                  (40,011)
-----------------------------------------------------------------------------
 Foreign currency contracts                                           32,945
-----------------------------------------------------------------------------
 Futures contracts                                                (1,208,277)
-----------------------------------------------------------------------------
 Option contracts written                                             48,282
=============================================================================
                                                                  (3,150,697)
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (2,677,414)
-----------------------------------------------------------------------------
 Foreign currencies                                                    2,879
-----------------------------------------------------------------------------
 Foreign currency contracts                                          (11,669)
-----------------------------------------------------------------------------
 Futures contracts                                                  (328,271)
-----------------------------------------------------------------------------
 Option contracts written                                             (3,921)
=============================================================================
                                                                  (3,018,396)
=============================================================================
Net gain (loss) on investment securities, foreign currencies, foreign currency contracts, futures contracts and option
 contracts                                                        (6,169,093)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(4,223,620)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000         1999
                                                   -----------  -----------
OPERATIONS:

 Net investment income                             $ 1,945,473  $   746,439
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts            (3,150,697)       8,710
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts            (3,018,396)   5,577,116
============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                  (4,223,620)   6,332,265
============================================================================
Distributions to shareholders from net investment
 income                                               (132,329)    (600,086)
============================================================================
Distributions to shareholders from net realized
 gains                                                 (22,166)    (230,004)
============================================================================
Share transactions - net                            41,764,325   32,461,559
============================================================================
  Net increase in net assets                        37,386,210   37,963,734
============================================================================

NET ASSETS:

 Beginning of year                                  48,307,070   10,343,336
============================================================================
 End of year                                       $85,693,280  $48,307,070
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $83,762,305  $41,997,980
----------------------------------------------------------------------------
 Undistributed net investment income                 1,791,617      122,628
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts            (3,120,050)     (91,342)
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts             3,259,408    6,277,804
============================================================================
                                                   $85,693,280  $48,307,070
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations,

                              AIM V.I. BALANCED FUND
    the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was decreased by $144,155 and undistributed net realized gains increased by $144,155 as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $2,283,751 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at December 31, 2000 were as follows:


                       CONTRACT TO               UNREALIZED
SETTLEMENT           ----------------           APPRECIATION
   DATE     CURRENCY DELIVER RECEIVE   VALUE   (DEPRECIATION)
----------  -----------------------------------------
03/09/01      AUD    150,000 $ 81,757 $ 83,491    $(1,734)
-------------------------------------------------------------
03/30/01      AUD     40,000   21,972   22,267       (295)
-------------------------------------------------------------
03/30/01      NZD    200,000   87,140   88,458     (1,318)
=============================================================
                             $190,869 $194,216    $(3,347)
_____________________________________________________________
=============================================================

G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option

                            AIM V.I. BALANCED FUND
    period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
J. Bond Premiums - It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $133,727 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,375 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $470 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $470.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   ----------------
Beginning of year      47    $20,258
-------------------------------------
Written               141     59,542
-------------------------------------
Closed               (151)   (59,937)
-------------------------------------
Exercised             (17)    (8,694)
-------------------------------------
Expired               (20)   (11,169)
=====================================
End of year            --         --
_____________________________________
=====================================

NOTE 7 - FUTURES CONTRACTS
On December 31, 2000, $733,500 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                     UNREALIZED
                   NO. OF     MONTH/     MARKET     APPRECIATION
    CONTRACT      CONTRACTS COMMITMENT    VALUE    (DEPRECIATION)
----------------  -----------------------------------------
S&P 500 Index         21    Mar-01/Buy $ 7,008,750   $(107,366)
-----------------------------------------------------------------
Nasdaq 100 Index       3    Mar-01/Buy     712,350    (116,571)
=================================================================
                                       $ 7,721,100   $(223,937)
_________________________________________________________________
=================================================================

                            AIM V.I. BALANCED FUND

NOTE 8 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $69,999,068 and $30,852,446, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $7,511,398
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (4,030,893)
=========================================================================
Net unrealized appreciation of investment securities          $3,480,505
_________________________________________________________________________
=========================================================================

Cost of investments for tax purposes is $81,692,837.


NOTE 9 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                    1999
                           ----------------------  ----------------------
                            SHARES      AMOUNT      SHARES      AMOUNT
                           ---------  -----------  ---------  -----------
Sold                       3,449,849  $45,353,531  2,956,052  $34,512,915
--------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    12,061      154,495     66,460      830,090
--------------------------------------------------------------------------
Reacquired                  (285,543)  (3,743,701)  (247,878)  (2,881,446)
==========================================================================
                           3,176,367  $41,764,325  2,774,634  $32,461,559
__________________________________________________________________________
==========================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  MAY 1, 1998
                                                                (DATE OPERATIONS
                                             YEAR ENDED            COMMENCED)
                                            DECEMBER 31,            THROUGH
                                           -------------------    DECEMBER 31,
                                           2000(a)     1999(a)        1998
                                           -------     -------  ----------------
Net asset value, beginning of period       $ 13.04     $ 11.14      $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.37        0.31         0.12
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                   (0.93)       1.83         1.18
================================================================================
  Total from investment operations           (0.56)       2.14         1.30
================================================================================
Less distributions:
 Dividends from net investment income        (0.02)      (0.17)       (0.14)
================================================================================
 Distributions from net realized gains          --       (0.07)       (0.02)
================================================================================
  Total distributions                        (0.02)      (0.24)       (0.16)
================================================================================
Net asset value, end of period             $ 12.46     $ 13.04      $ 11.14
________________________________________________________________________________
================================================================================
Total return(b)                             (4.28)%      19.31%       13.02%
________________________________________________________________________________
================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)   $85,693     $48,307      $10,343
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
 With fee waivers                             1.10%(c)    1.21%        1.18%(d)
================================================================================
 Without fee waivers                          1.10%(c)    1.31%        2.83%(d)
================================================================================
Ratio of net investment income to average
 net assets                                   2.80%(c)    2.66%        3.71%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                         49%         57%           9%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $69,450,457.
(d) Annualized.

                            AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interests of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


                             /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                            AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                            MARKET
                                                SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INERESTS - 89.31%

AIRLINES - 0.24%

Delta Air Lines, Inc.                              1,400 $     70,262
=====================================================================

BANKS (MAJOR REGIONAL) - 0.90%

Fifth Third Bancorp                                4,500      268,875
=====================================================================

BANKS (MONEY CENTER) - 1.31%

J.P. Morgan Chase & Co.                            8,600      390,762
=====================================================================

BEVERAGES (NON-ALCOHOLIC) - 0.43%

Coca-Cola Co. (The)                                2,100      127,969
=====================================================================

BIOTECHNOLOGY - 1.89%

Amgen Inc.(a)                                      8,800      562,650
=====================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.56%

AT&T Corp. - Liberty Media Corp. - Class A(a)     12,300      166,819
=====================================================================

CHEMICALS - 0.85%

Air Products & Chemicals, Inc.                     3,600      147,600
---------------------------------------------------------------------
Du Pont (E. I.) de Nemours & Co.                   2,200      106,287
=====================================================================
                                                              253,887
=====================================================================

COMMUNICATIONS EQUIPMENT - 4.58%

Comverse Technology, Inc.(a)                       2,000      217,250
---------------------------------------------------------------------
JDS Uniphase Corp.(a)                              6,600      275,137
---------------------------------------------------------------------
Nokia Oyj - ADR (Finland)                          6,900      300,150
---------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    17,800      570,712
=====================================================================
                                                            1,363,249
=====================================================================

COMPUTERS (HARDWARE) - 2.07%

International Business Machines Corp.              1,700      144,500
---------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         16,900      471,087
=====================================================================
                                                              615,587
=====================================================================

COMPUTERS (NETWORKING) - 3.17%

Cisco Systems, Inc.(a)                            22,700      868,275
---------------------------------------------------------------------
Juniper Networks, Inc.(a)                            600       75,637
=====================================================================
                                                              943,912
=====================================================================

COMPUTERS (PERIPHERALS) - 2.39%

EMC Corp.(a)                                      10,700      711,550
=====================================================================

COMPUTERS (SOFTWARE & SERVICES) - 5.58%

America Online, Inc.(a)                            5,300      184,440
---------------------------------------------------------------------
Microsoft Corp.(a)                                 8,600      373,025
---------------------------------------------------------------------
Oracle Corp.(a)                                   19,700      572,531
---------------------------------------------------------------------
VERITAS Software Corp.(a)                          6,100      533,750
=====================================================================
                                                            1,663,746
=====================================================================

DISTRIBUTORS (FOOD & HEALTH) - 0.89%

Sysco Corp.                                        8,800      264,000
=====================================================================

ELECTRIC COMPANIES - 0.60%

Duke Energy Corp.                                  2,100      179,025
=====================================================================

                                                        MARKET
                                            SHARES      VALUE
ELECTRICAL EQUIPMENT - 6.16%

General Electric Co.                          30,600 $  1,466,887
-----------------------------------------------------------------
Sanmina Corp.(a)                               4,800      367,800
=================================================================
                                                        1,834,687
=================================================================

ELECTRONICS (SEMICONDUCTORS) - 1.77%

Intel Corp.                                    4,800      145,200
-----------------------------------------------------------------
PMC-Sierra, Inc.(a)                              700       55,037
-----------------------------------------------------------------
Texas Instruments Inc.                         2,500      118,437
-----------------------------------------------------------------
Xilinx, Inc.(a)                                4,500      207,562
=================================================================
                                                          526,236
=================================================================

ENTERTAINMENT - 1.75%

Time Warner Inc.                               5,500      287,320
-----------------------------------------------------------------
Viacom Inc. -  Class B(a)                      5,000      233,750
=================================================================
                                                          521,070
=================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.44%

Applied Materials, Inc.(a)                     3,400      129,837
=================================================================

FINANCIAL (DIVERSIFIED) - 7.55%

American Express Co.                           8,800      483,450
-----------------------------------------------------------------
Citigroup Inc.                                16,400      837,425
-----------------------------------------------------------------
Fannie Mae                                     4,900      425,075
-----------------------------------------------------------------
Freddie Mac                                    4,400      303,050
-----------------------------------------------------------------
State Street Corp.                             1,600      198,736
=================================================================
                                                        2,247,736
=================================================================

HEALTH CARE (DIVERSIFIED) - 1.31%

American Home Products Corp.                   3,000      190,650
-----------------------------------------------------------------
Johnson & Johnson                              1,900      199,619
=================================================================
                                                          390,269
=================================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 11.07%

Allergan, Inc.                                 5,600      542,150
-----------------------------------------------------------------
Merck & Co., Inc.                              6,100      571,113
-----------------------------------------------------------------
Pfizer Inc.                                   24,100    1,108,600
-----------------------------------------------------------------
Pharmacia Corp.                               10,300      628,300
-----------------------------------------------------------------
Schering-Plough Corp.                          7,900      448,325
=================================================================
                                                        3,298,488
=================================================================

HEALTH CARE (MANAGED CARE) - 0.60%

UnitedHealth Group Inc.                        2,900      177,988
=================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.37%

Applera Corp. - Applied Biosystems Group       1,800      169,313
-----------------------------------------------------------------
Medtronic, Inc.                                8,900      537,338
=================================================================
                                                          706,651
=================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.82%

Colgate-Palmolive Co.                          3,800      245,290
=================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                MARKET
                                                    SHARES      VALUE
INSURANCE (MULTI-LINE) - 2.65%

American International Group, Inc.                     8,000 $    788,500
=========================================================================

INVESTMENT BANKING/BROKERAGE - 3.11%

Merrill Lynch & Co., Inc.                              5,200      354,575
-------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                       7,200      570,600
=========================================================================
                                                                  925,175
=========================================================================

MANUFACTURING (DIVERSIFIED) - 4.14%

Tyco International Ltd. (Bermuda)                     16,700      926,850
-------------------------------------------------------------------------
United Technologies Corp.                              3,900      306,638
=========================================================================
                                                                1,233,488
=========================================================================

NATURAL GAS - 2.27%

Dynegy Inc. - Class A                                  2,600      145,763
-------------------------------------------------------------------------
El Paso Energy Corp.                                   2,900      207,713
-------------------------------------------------------------------------
Enron Corp.                                            3,900      324,188
=========================================================================
                                                                  677,664
=========================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 1.26%

Halliburton Co.                                        4,000      145,000
-------------------------------------------------------------------------
Schlumberger Ltd.                                      2,900      231,819
=========================================================================
                                                                  376,819
=========================================================================

OIL (INTERNATIONAL INTEGRATED) - 3.30%

Exxon Mobil Corp.                                      9,700      843,294
-------------------------------------------------------------------------
Royal Dutch Petroleum Co. - ADR - New York Shares
 (Netherlands)                                         2,300      139,294
=========================================================================
                                                                  982,588
=========================================================================

PAPER & FOREST PRODUCTS - 0.28%

Bowater Inc.                                           1,500       84,563
=========================================================================

POWER PRODUCERS (INDEPENDENT) - 0.62%

Calpine Corp.(a)                                       4,100      184,756
=========================================================================

RAILROADS - 0.27%

Canadian National Railway Co. (Canada)                 2,700       80,156
=========================================================================

RETAIL (BUILDING SUPPLIES) - 1.72%

Home Depot, Inc. (The)                                11,200      511,700
=========================================================================

RETAIL (FOOD CHAINS) - 1.40%

Safeway Inc.(a)                                        6,700      418,750
=========================================================================

RETAIL (GENERAL MERCHANDISE) - 3.43%

Costco Wholesale Corp.(a)                              5,000      199,688
-------------------------------------------------------------------------
Target Corp.                                           8,900      287,025
-------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                 10,100      536,563
=========================================================================
                                                                1,023,276
=========================================================================

SERVICES (ADVERTISING/MARKETING) - 0.70%

Interpublic Group of Companies, Inc. (The)             4,900      208,556
=========================================================================

SERVICES (DATA PROCESSING) - 1.70%

First Data Corp.                                       5,900      310,856
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                        4,100      194,494
=========================================================================
                                                                  505,350
=========================================================================

                                                            MARKET
                                                 SHARES      VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.02%

Vodafone AirTouch PLC - ADR (United Kingdom)        8,500 $   304,406
======================================================================

TELEPHONE - 2.14%

BellSouth Corp.                                     3,300     135,094
----------------------------------------------------------------------
SBC Communications Inc.                            10,500     501,375
======================================================================
                                                              636,469
======================================================================
Total Common Stocks & Other Equity Interests
 (Cost $28,461,303)                                        26,602,761
======================================================================
                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES - 0.50%
U.S. TREASURY BILLS - 0.50%

6.16%, 03/01/01(b)(c)                           $  50,000      49,498
----------------------------------------------------------------------
5.77%, 03/22/01(b)(c)                             100,000      98,790
======================================================================
Total U.S. Treasury Securities (Cost $148,288)                148,288
======================================================================
                                                 SHARES
MONEY MARKET FUNDS - 12.57%
STIC Liquid Assets Portfolio(d)                 1,872,910   1,872,910
----------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,872,910   1,872,910
======================================================================
Total Money Market Funds (Cost $3,745,820)                  3,745,820
======================================================================
TOTAL INVESTMENTS - 102.38%
 (COST $32,355,411)                                        30,496,869
======================================================================
LIABILITIES LESS OTHER ASSETS - (2.38%)                      (710,171)
======================================================================
NET ASSETS - 100.00%                                      $29,786,698
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(c) Interest rate represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $32,355,411)  $30,496,869
============================================================
Receivables for:
 Fund shares sold                                    358,169
------------------------------------------------------------
 Dividends                                            31,982
------------------------------------------------------------
Investment for deferred compensation plan              5,361
============================================================
  Total assets                                    30,892,381
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,020,881
------------------------------------------------------------
 Deferred compensation plan                            5,361
------------------------------------------------------------
 Variation margin                                     20,930
------------------------------------------------------------
Accrued advisory fees                                 39,617
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued operating expenses                            14,659
============================================================
  Total liabilities                                1,105,683
============================================================
Net assets applicable to shares outstanding      $29,786,698
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        3,244,239
============================================================
Net asset value                                  $      9.18
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $303)               $    59,252
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                          86,820
-----------------------------------------------------------------------------
Interest                                                               3,798
=============================================================================
  Total investment income                                            149,870
=============================================================================

EXPENSES:

Advisory fees                                                         82,552
-----------------------------------------------------------------------------
Administrative services fees                                          50,000
-----------------------------------------------------------------------------
Custodian fees                                                        42,434
-----------------------------------------------------------------------------
Printing                                                              25,954
-----------------------------------------------------------------------------
Professional fees                                                     25,203
-----------------------------------------------------------------------------
Trustees' fees                                                         6,507
-----------------------------------------------------------------------------
Other                                                                  1,669
=============================================================================
  Total expenses                                                     234,319
=============================================================================
Less:Fees waived and expenses reimbursed                             (90,254)
-----------------------------------------------------------------------------
  Expenses paid indirectly                                            (1,644)
-----------------------------------------------------------------------------
  Net expenses                                                       142,421
=============================================================================
Net investment income                                                  7,449
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FUTURES CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                              (817,692)
-----------------------------------------------------------------------------
 Futures contracts                                                  (114,171)
=============================================================================
                                                                    (931,863)
=============================================================================

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF:

 Investment securities                                            (1,858,547)
-----------------------------------------------------------------------------
 Futures contracts                                                   (45,013)
=============================================================================
                                                                  (1,903,560)
=============================================================================
Net gain (loss) from investment securities and futures
 contracts                                                        (2,835,423)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(2,827,974)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) to December 31, 1999

                                                          2000         1999
                                                       -----------  ----------
OPERATIONS:

 Net investment income                                 $     7,449  $      168
-------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities
  and futures contracts                                   (931,863)         --
-------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation)
  of investment securities and futures contracts        (1,903,560)       (574)
===============================================================================
  Net increase (decrease) in net assets resulting from
   operations                                           (2,827,974)       (406)
===============================================================================
Distributions to shareholders from net investment
 income                                                     (5,295)         --
-------------------------------------------------------------------------------
Share transactions - net                                31,620,363   1,000,010
===============================================================================
  Net increase in net assets                            28,787,094     999,604
===============================================================================

NET ASSETS:

 Beginning of year                                         999,604          --
===============================================================================
 End of year                                           $29,786,698  $  999,604
_______________________________________________________________________________
===============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                         $32,620,351  $  999,988
-------------------------------------------------------------------------------
 Undistributed net investment income                         2,344         190
-------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and futures contracts             (931,863)         --
-------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment
  securities and futures contracts                      (1,904,134)       (574)
===============================================================================
                                                       $29,786,698  $  999,604
_______________________________________________________________________________
===============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital, with a secondary objective of current income.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                            AIM V.I. BLUE CHIP FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $427,121 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the year ended December 31, 2000, AIM waived fees of $82,552 and reimbursed expenses of $7,702.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,306 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $1,644 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,644.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                            AIM V.I. BLUE CHIP FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $30,807,407 and $1,528,447, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,429,999
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (3,366,242)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(1,936,243)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $32,433,112.

NOTE 7 - FUTURES CONTRACTS
On December 31, 2000, $96,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                               UNREALIZED
               NO. OF     MONTH/     MARKET    APPRECIATION
CONTRACT      CONTRACTS COMMITMENT   VALUE    (DEPRECIATION)
--------      ---------------------------------------
S&P 500 Mini      23    Mar-01/Buy $1,535,250   $(45,591)
============================================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:

                                             2000                   1999
                                     ----------------------  ------------------
                                      SHARES      AMOUNT     SHARES    AMOUNT
                                     ---------  -----------  ----------------
Sold                                 3,269,461  $32,869,874  100,001 $1,000,010
-------------------------------------------------------------------------------
Issued as reinvestment of dividends        556        5,295       --         --
-------------------------------------------------------------------------------
Reacquired                            (125,779)  (1,254,806)      --         --
===============================================================================
                                     3,144,238  $31,620,363  100,001 $1,000,010
_______________________________________________________________________________
===============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   DECEMBER 29,
                                                                    1999 (DATE
                                                                    OPERATIONS
                                                     YEAR ENDED    COMMENCED) TO
                                                    DECEMBER 31,   DECEMBER 31,
                                                      2000(a)          1999
                                                    ------------   -------------
Net asset value, beginning of period                  $ 10.00         $10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                   0.02             --
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
  and unrealized)                                       (0.84)            --
================================================================================
  Total from investment operations                      (0.82)            --
================================================================================
Less distributions paid from net investment income       0.00             --
================================================================================
Net asset value, end of period                        $  9.18         $10.00
________________________________________________________________________________
================================================================================
Total return                                            (8.18)%           --
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $29,787         $1,000
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
 With fee waivers                                        1.31%(b)       1.30%(c)
--------------------------------------------------------------------------------
 Without fee waivers                                     2.13%(b)      12.49%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average net
 assets                                                  0.07%(b)       3.07%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                    15%            --
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $11,006,982.
(c) Annualized.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                                  MARKET
                                                    SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 89.31%

BANKS (MAJOR REGIONAL) - 0.71%

Northern Trust Corp.                                  133,100 $   10,855,969
============================================================================

BANKS (MONEY CENTER) - 0.75%

J.P. Morgan Chase & Co.                               253,200     11,504,775
============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.63%

Comcast Corp. - Class A(a)                            342,000     14,278,500
----------------------------------------------------------------------------
General Motors Corp. - Class H(a)                     760,300     17,486,900
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                        487,200     12,423,600
----------------------------------------------------------------------------
Univision Communications Inc. - Class A(a)            282,500     11,564,844
============================================================================
                                                                  55,753,844
============================================================================

COMMUNICATIONS EQUIPMENT - 6.40%

ADC Telecommunications, Inc.(a)                       848,900     15,386,312
----------------------------------------------------------------------------
Alcatel - ADR (France)                                168,000      9,397,500
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                          339,700     36,899,912
----------------------------------------------------------------------------
Corning Inc.                                          590,200     31,169,937
----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                                 126,000      5,252,625
============================================================================
                                                                  98,106,286
============================================================================

COMPUTERS (HARDWARE) - 1.86%

Palm, Inc.(a)                                         423,000     11,976,187
----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                             592,200     16,507,575
============================================================================
                                                                  28,483,762
============================================================================

COMPUTERS (NETWORKING) - 3.05%

Cisco Systems, Inc.(a)                                634,600     24,273,450
----------------------------------------------------------------------------
Juniper Networks, Inc.(a)                             127,900     16,123,394
----------------------------------------------------------------------------
VeriSign, Inc.(a)                                      85,700      6,357,869
============================================================================
                                                                  46,754,713
============================================================================

COMPUTERS (PERIPHERALS) - 2.55%

Brocade Communications Systems, Inc.(a)               243,600     22,365,525
----------------------------------------------------------------------------
EMC Corp.(a)                                          252,000     16,758,000
============================================================================
                                                                  39,123,525
============================================================================

                                                              MARKET
                                                SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES) - 11.28%

Ariba, Inc.(a)                                    254,200 $   13,663,250
------------------------------------------------------------------------
BEA Systems, Inc.(a)                              211,700     14,250,056
------------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)            23,900      1,353,337
------------------------------------------------------------------------
Check Point Software Technologies Ltd. - ADR
 (Israel)(a)                                      302,300     40,375,944
------------------------------------------------------------------------
i2 Technologies, Inc.(a)                          235,200     12,789,000
------------------------------------------------------------------------
Intuit Inc.(a)                                    332,000     13,093,250
------------------------------------------------------------------------
Microsoft Corp.(a)                                465,200     20,178,050
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           171,400     11,590,925
------------------------------------------------------------------------
Unisys Corp.(a)                                   609,400      8,912,475
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         421,900     36,916,250
========================================================================
                                                             173,122,537
========================================================================

CONSUMER FINANCE - 3.25%

Capital One Financial Corp.                       259,500     17,078,344
------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                35,600      1,788,900
------------------------------------------------------------------------
MBNA Corp.                                        353,500     13,057,406
------------------------------------------------------------------------
Providian Financial Corp.                         311,000     17,882,500
========================================================================
                                                              49,807,150
========================================================================

DISTRIBUTORS (FOOD & HEALTH) - 0.26%

Cardinal Health, Inc.                              39,400      3,925,225
========================================================================

ELECTRICAL EQUIPMENT - 0.69%

American Power Conversion Corp.(a)                344,400      4,261,950
------------------------------------------------------------------------
Sanmina Corp.(a)                                   82,800      6,344,550
========================================================================
                                                              10,606,500
========================================================================

ELECTRONICS (INSTRUMENTATION) - 1.04%

Agilent Technologies, Inc.(a)                     134,400      7,358,400
------------------------------------------------------------------------
Waters Corp.(a)                                   102,800      8,583,800
========================================================================
                                                              15,942,200
========================================================================

ELECTRONICS (SEMICONDUCTORS) - 5.13%

Altera Corp.(a)                                   378,000      9,946,125
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           431,700     22,097,644
------------------------------------------------------------------------
Celestica Inc. - ADR (Canada)(a)                  332,700     18,048,975
------------------------------------------------------------------------
Linear Technology Corp.                           168,000      7,770,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                171,900      8,218,969
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      354,150      7,769,166
------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                62,100      4,882,612
========================================================================
                                                              78,733,491
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                 MARKET
                                                   SHARES        VALUE
ENTERTAINMENT - 0.44%

Time Warner Inc.                                     128,000 $    6,686,720
===========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.42%

KLA-Tencor Corp.(a)                                  191,000      6,434,312
===========================================================================

FINANCIAL (DIVERSIFIED) - 5.60%

American Express Co.                                 400,000     21,975,000
---------------------------------------------------------------------------
Citigroup Inc.                                       300,000     15,318,750
---------------------------------------------------------------------------
Freddie Mac                                           83,100      5,723,512
---------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                              189,000     31,279,500
---------------------------------------------------------------------------
State Street Corp.                                    93,700     11,638,477
===========================================================================
                                                                 85,935,239
===========================================================================

FOOTWEAR - 0.60%

NIKE, Inc. - Class B                                 166,100      9,270,456
===========================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.76%

Elan Corp. PLC - ADR (Ireland)(a)                    126,000      5,898,375
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                          84,000     11,161,500
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)            168,000      9,933,000
===========================================================================
                                                                 26,992,875
===========================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.52%

Pfizer Inc.                                          505,900     23,271,400
===========================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.14%

HCA - Healthcare Co. (The)                           255,200     11,231,352
---------------------------------------------------------------------------
Health Management Associates, Inc. - Class A(a)      684,200     14,197,150
---------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                            168,000      7,465,500
===========================================================================
                                                                 32,894,002
===========================================================================

HEALTH CARE (MANAGED CARE) - 0.63%

Wellpoint Health Networks Inc.(a)                     84,000      9,681,000
===========================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.30%

Applera Corp. - Applied Biosystems Group             252,000     23,703,750
---------------------------------------------------------------------------
Biomet, Inc.                                         294,050     11,670,109
---------------------------------------------------------------------------
Medtronic, Inc.                                      252,000     15,214,500
===========================================================================
                                                                 50,588,359
===========================================================================

INSURANCE (LIFE/HEALTH) - 0.80%

AFLAC, Inc.                                          170,300     12,293,531
===========================================================================

INSURANCE (MULTI-LINE) - 0.96%

American International Group, Inc.                   150,000     14,784,375
===========================================================================

                                                          MARKET
                                            SHARES        VALUE
INVESTMENT BANKING/BROKERAGE - 5.57%

Goldman Sachs Group, Inc. (The)               287,800 $   30,776,612
--------------------------------------------------------------------
Merrill Lynch & Co., Inc.                     184,800     12,601,050
--------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.              336,000     26,628,000
--------------------------------------------------------------------
Schwab (Charles) Corp. (The)                  546,100     15,495,588
====================================================================
                                                          85,501,250
====================================================================

INVESTMENT MANAGEMENT - 0.65%

Stilwell Financial, Inc.                      252,000      9,938,250
====================================================================

LEISURE TIME (PRODUCTS) - 1.22%

Harley-Davidson, Inc.                         470,400     18,698,400
====================================================================

MANUFACTURING (DIVERSIFIED) - 0.74%

Danaher Corp.                                 166,500     11,384,438
====================================================================

NATURAL GAS - 0.65%

Enron Corp.                                   119,600      9,941,750
====================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 6.01%

BJ Services Co.(a)                             83,800      5,771,725
--------------------------------------------------------------------
Cooper Cameron Corp.(a)                       187,900     12,413,144
--------------------------------------------------------------------
ENSCO International Inc.                      294,000     10,014,375
--------------------------------------------------------------------
Grant Prideco, Inc.(a)                        317,900      6,973,931
--------------------------------------------------------------------
Nabors Industries, Inc.(a)                    357,700     21,157,955
--------------------------------------------------------------------
R&B Falcon Corp.(a)                           224,700      5,154,056
--------------------------------------------------------------------
Rowan Cos., Inc.(a)                           309,400      8,353,800
--------------------------------------------------------------------
Smith International, Inc.(a)                  187,700     13,995,381
--------------------------------------------------------------------
Weatherford International, Inc.(a)            178,000      8,410,500
====================================================================
                                                          92,244,867
====================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.90%

Anadarko Petroleum Corp.                      107,000      7,605,560
--------------------------------------------------------------------
Kerr-McGee Corp.                               93,700      6,272,044
====================================================================
                                                          13,877,604
====================================================================

RESTAURANTS - 0.46%

Brinker International, Inc.(a)                168,000      7,098,000
====================================================================

RETAIL (BUILDING SUPPLIES) - 0.58%

Lowe's Cos., Inc.                             201,100      8,948,950
====================================================================

RETAIL (COMPUTERS & ELECTRONICS) - 0.95%

CDW Computer Centers, Inc.(a)                 145,900      4,066,963
--------------------------------------------------------------------
RadioShack Corp.                              244,900     10,484,781
====================================================================
                                                          14,551,744
====================================================================

RETAIL (DEPARTMENT STORES) - 1.35%

Kohl's Corp.(a)                               339,400     20,703,400
====================================================================

RETAIL (DISCOUNTERS) - 0.29%

Family Dollar Stores, Inc.                    204,300      4,379,681
====================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                          MARKET
                                            SHARES        VALUE
RETAIL (FOOD CHAINS) - 0.86%

Safeway Inc.(a)                               210,000 $   13,125,000
====================================================================

RETAIL (SPECIALTY) - 1.44%

Bed Bath & Beyond Inc.(a)                     836,300     18,712,213
--------------------------------------------------------------------
Tiffany & Co.                                 104,800      3,314,300
====================================================================
                                                          22,026,513
====================================================================

RETAIL (SPECIALTY - APPAREL) - 2.00%

Intimate Brands, Inc.                         228,400      3,426,000
--------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                210,400      5,733,400
--------------------------------------------------------------------
Talbots, Inc. (The)                           212,400      9,690,750
--------------------------------------------------------------------
TJX Companies, Inc. (The)                     423,800     11,760,450
====================================================================
                                                          30,610,600
====================================================================

SERVICES (ADVERTISING/MARKETING) - 2.09%

Lamar Advertising Co.(a)                      378,000     14,588,438
--------------------------------------------------------------------
Omnicom Group Inc.                            211,400     17,519,775
====================================================================
                                                          32,108,213
====================================================================

SERVICES (COMPUTER SYSTEMS) - 1.58%

Electronic Data Systems Corp.                 189,000     10,914,750
--------------------------------------------------------------------
SunGard Data Systems Inc.(a)                  282,800     13,326,950
====================================================================
                                                          24,241,700
====================================================================

SERVICES (DATA PROCESSING) - 2.42%

Ceridian Corp.(a)                              84,000      1,674,750
--------------------------------------------------------------------
DST Systems, Inc.(a)                           52,400      3,510,800
--------------------------------------------------------------------
Fiserv, Inc.(a)                               506,875     24,044,883
--------------------------------------------------------------------
Paychex, Inc.                                 163,718      7,960,788
====================================================================
                                                          37,191,221
====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.78%

Crown Castle International Corp.(a)           297,000      8,037,563
--------------------------------------------------------------------
Openwave Systems Inc.(a)                       82,600      3,959,638
====================================================================
                                                          11,997,201
====================================================================
  Total Common Stocks & Other Equity Interests
   (Cost $1,154,966,950)                               1,370,121,028
====================================================================


                                                    PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
CONVERTIBLE BONDS  - 0.47%

ELECTRONICS (SEMICONDUCTORS) - 0.47%

Celestica Inc. (Canada), Conv. LYON Yankee Bonds,
 3.75%, 08/01/20(b) (Cost $8,203,984)              $16,628,000 $    7,233,180
=============================================================================
                                                     SHARES
MONEY MARKET FUNDS - 7.94%
STIC Liquid Assets Portfolio(c)                     60,930,923     60,930,923
-----------------------------------------------------------------------------
STIC Prime Portfolio(c)                             60,930,923     60,930,923
=============================================================================
  Total Money Market Funds
   (Cost $121,861,846)                                            121,861,846
=============================================================================
TOTAL INVESTMENTS - 97.72%
 (Cost $1,285,032,780)                                          1,499,216,054
=============================================================================
OTHER ASSETS LESS LIABILITIES - 2.28%                              34,992,647
=============================================================================
NET ASSETS - 100.00%                                           $1,534,208,701
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Conv.- Convertible
LYON - Liquid Yield Option Notes

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $1,285,032,780)  $1,499,216,054
------------------------------------------------------------------
Receivables for:
 Investments sold                                          386,008
------------------------------------------------------------------
 Fund shares sold                                       41,917,087
------------------------------------------------------------------
 Dividends and interest                                  1,109,430
------------------------------------------------------------------
Investment for deferred compensation plan                   45,553
------------------------------------------------------------------
Other assets                                                67,317
==================================================================
  Total assets                                       1,542,741,449
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                   4,856,250
------------------------------------------------------------------
 Fund shares reacquired                                  1,289,871
------------------------------------------------------------------
 Deferred compensation plan                                 45,553
------------------------------------------------------------------
Accrued advisory fees                                      754,758
------------------------------------------------------------------
Accrued administrative services fees                     1,529,766
------------------------------------------------------------------
Accrued operating expenses                                  56,550
==================================================================
  Total liabilities                                      8,532,748
==================================================================
Net assets applicable to shares outstanding         $1,534,208,701
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                             49,747,880
==================================================================
Net asset value                                     $        30.84
__________________________________________________________________
==================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds                    $   6,972,707
------------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $20,275)               2,410,257
------------------------------------------------------------------------------
Interest                                                              204,903
==============================================================================
  Total investment income                                           9,587,867
==============================================================================

EXPENSES:

Advisory fees                                                       8,988,195
------------------------------------------------------------------------------
Administrative services fees                                        2,727,893
------------------------------------------------------------------------------
Custodian fees                                                        142,637
------------------------------------------------------------------------------
Trustees' fees                                                         12,636
------------------------------------------------------------------------------
Other                                                                 301,505
==============================================================================
  Total expenses                                                   12,172,866
==============================================================================
Less: Expenses paid indirectly                                        (11,229)
==============================================================================
  Net expenses                                                     12,161,637
==============================================================================
Net investment income (loss)                                       (2,573,770)
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND OPTION CONTRACTS:

Net realized gain from:
 Investment securities                                             52,594,064
------------------------------------------------------------------------------
 Option contracts written                                           5,877,884
==============================================================================
                                                                   58,471,948
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (277,015,143)
------------------------------------------------------------------------------
 Foreign currencies                                                       (28)
------------------------------------------------------------------------------
 Option contracts written                                             443,738
==============================================================================
                                                                (276,571,433)
==============================================================================
Net gain (loss) from investment securities and option
 contracts                                                       (218,099,485)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(220,673,255)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                   2000            1999
                                              --------------  --------------
OPERATIONS:

 Net investment income (loss)                 $   (2,573,770) $     (442,132)
-----------------------------------------------------------------------------
 Net realized gain from investment securities
  and option contracts                            58,471,948      41,929,457
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies and option contracts       (276,571,433)    297,348,409
=============================================================================
  Net increase (decrease) in net assets
   resulting from operations                    (220,673,255)    338,835,734
=============================================================================
 Distributions to shareholders from net
  investment income                                       --        (738,724)
-----------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                 (41,744,897)    (23,048,204)
-----------------------------------------------------------------------------
 Share transactions - net                        665,409,393     168,920,651
=============================================================================
  Net increase in net assets                     402,991,241     483,969,457
=============================================================================

NET ASSETS:

 Beginning of year                             1,131,217,460     647,248,003
=============================================================================
 End of year                                  $1,534,208,701  $1,131,217,460
_____________________________________________________________________________
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                $1,262,896,014  $  599,987,913
-----------------------------------------------------------------------------
 Undistributed net investment income (loss)          (64,088)        (47,777)
-----------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities and option contracts      57,193,570      40,522,686
-----------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      214,183,205     490,754,638
=============================================================================
                                              $1,534,208,701  $1,131,217,460
_____________________________________________________________________________
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                        AIM V.I. CAPITAL APPRECIATION FUND
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased by $2,557,459, undistributed net realized gains decreased by $56,167 and paid in capital decreased by $2,501,292 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund.
 For the year ended December 31, 2000, the Fund paid AIM $2,727,893 of which AIM retained $130,011 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $6,707 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $11,229 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $11,229.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

                      AIM V.I. CAPITAL APPRECIATION FUND

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $1,859,956,914 and $1,325,688,897, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $305,922,349
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (98,025,381)
===========================================================================
Net unrealized appreciation of investment securities          $207,896,968
___________________________________________________________________________
===========================================================================

Cost of investments for tax purposes is $1,291,319,086.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                   CALL OPTION CONTRACTS
                   ---------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   -------------------
Beginning of year       145  $    59,230
-----------------------------------------
Written              26,228   11,522,799
-----------------------------------------
Closed              (22,331)  (9,866,043)
-----------------------------------------
Exercised            (3,947)  (1,697,787)
-----------------------------------------
Expired                 (95)     (18,199)
=========================================
End of year              --  $        --
_________________________________________
=========================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                       1999
                        -------------------------  -------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT
                        ----------  -------------  ----------  -------------
Sold                    20,934,800  $ 781,849,779  10,987,866  $ 295,821,855
-----------------------------------------------------------------------------
Issued as reinvestment
 of dividends            1,298,442     41,744,897     746,374     23,786,928
-----------------------------------------------------------------------------
Issued in connection
 with acquisitions*             --             --   1,111,610     29,381,435
-----------------------------------------------------------------------------
Reacquired              (4,279,024)  (158,185,283) (6,741,717)  (180,069,567)
=============================================================================
                        17,954,218  $ 665,409,393   6,104,133  $ 168,920,651
_____________________________________________________________________________
=============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable America Fund ("Variable America Fund") pursuant to a plan of reorganization approved by Variable America Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 1,111,610 shares of the Fund for 1,874,912 shares of Variable America Fund as of the close of business on October 15, 1999. Variable America Fund's net assets at that date were $29,381,435, including $3,238,580 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $757,029,224.

                      AIM V.I. CAPITAL APPRECIATION FUND

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                     YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------
                            2000            1999        1998      1997      1996
                         ----------      ----------   --------  --------  --------
Net asset value,
 beginning of period     $    35.58      $    25.20   $  21.75  $  19.43  $  16.55
-----------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
  (loss)                      (0.05)          (0.02)      0.02      0.03      0.02
-----------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (3.79)          11.17       4.12      2.58      2.89
===================================================================================
  Total from investment
   operations                 (3.84)          11.15       4.14      2.61      2.91
===================================================================================
Less distributions:
 Dividends from net
  investment income              --           (0.02)     (0.04)    (0.02)    (0.03)
-----------------------------------------------------------------------------------
 Distributions from net
  realized gains              (0.90)          (0.75)     (0.65)    (0.27)       --
===================================================================================
  Total distributions         (0.90)          (0.77)     (0.69)    (0.29)    (0.03)
===================================================================================
Net asset value, end of
 period                  $    30.84      $    35.58   $  25.20  $  21.75  $  19.43
___________________________________________________________________________________
===================================================================================
Total return                 (10.91)%         44.61%     19.30%    13.51%    17.58%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $1,534,209      $1,131,217   $647,248  $522,642  $370,063
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
 average net assets            0.82%(a)        0.73%      0.67%     0.68%     0.73%
___________________________________________________________________________________
===================================================================================
Ratio of net investment
 income (loss) to
 average net assets           (0.17)%(a)      (0.06)%     0.11%     0.18%     0.18%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate          98%             65%        83%       65%       59%
___________________________________________________________________________________
===================================================================================

(a) Ratios are based on average daily net assets of $1,477,199,248.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                       AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                             MARKET
                                                  SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 94.19%

AEROSPACE/DEFENSE - 0.51%

Goodrich (B.F.) Co.                                 10,600 $   385,575
======================================================================

AGRICULTURAL PRODUCTS - 0.99%

Monsanto Co.                                        27,500     744,219
======================================================================

BANKS (REGIONAL) - 2.49%

Golden State Bancorp Inc.                           27,500     864,531
----------------------------------------------------------------------
UCBH Holdings, Inc.                                  4,800     223,800
----------------------------------------------------------------------
Zions Bancorp.                                      12,400     774,225
======================================================================
                                                             1,862,556
======================================================================

BEVERAGES (ALCOHOLIC) - 0.54%

Constellation Brands, Inc. - Class A(a)              6,900     405,375
======================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.05%

Adelphia Communications Corp. - Class A(a)          10,000     516,250
----------------------------------------------------------------------
Charter Communications, Inc. - Class A(a)           19,900     451,481
----------------------------------------------------------------------
Cox Radio, Inc. - Class A(a)                        17,400     392,587
----------------------------------------------------------------------
Entercom Communications Corp.(a)                     5,000     172,187
======================================================================
                                                             1,532,505
======================================================================

COMMUNICATIONS EQUIPMENT - 0.94%

Digital Lightwave, Inc.(a)                          12,300     389,756
----------------------------------------------------------------------
Dycom Industries, Inc.(a)                            8,700     312,656
======================================================================
                                                               702,412
======================================================================

COMPUTERS (PERIPHERALS) - 0.72%

QLogic Corp.(a)                                      7,000     539,000
======================================================================

COMPUTERS (SOFTWARE & SERVICES) - 7.90%

Affiliated Computer Services, Inc. - Class A(a)     12,500     758,594
----------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                     28,800     792,000
----------------------------------------------------------------------
IntraNet Solutions, Inc.(a)                          8,200     418,200
----------------------------------------------------------------------
Intuit Inc.(a)                                      15,300     603,394
----------------------------------------------------------------------
Nucentrix Broadband Networks, Inc.(a)                5,000      56,250
----------------------------------------------------------------------
Peregrine Systems, Inc.(a)                          41,200     813,700
----------------------------------------------------------------------
Rational Software Corp.(a)                           9,200     358,225
----------------------------------------------------------------------
Retek Inc.(a)                                       11,800     287,625
----------------------------------------------------------------------
Secure Computing Corp.(a)                           25,400     250,825
----------------------------------------------------------------------
SERENA Software, Inc.(a)                            11,700     400,542
----------------------------------------------------------------------
Sybase, Inc.(a)                                     35,900     711,269
----------------------------------------------------------------------
Titan Corp. (The)(a)                                28,600     464,750
======================================================================
                                                             5,915,374
======================================================================

                                                                MARKET
                                                     SHARES      VALUE
CONSUMER FINANCE - 3.14%

American Capital Strategies, Ltd.                      29,800 $   750,587
-------------------------------------------------------------------------
AmeriCredit Corp.(a)                                   27,700     754,825
-------------------------------------------------------------------------
Capital One Financial Corp.                            12,800     842,400
=========================================================================
                                                                2,347,812
=========================================================================

ELECTRIC COMPANIES - 2.93%

CMS Energy Corp.                                       27,200     861,900
-------------------------------------------------------------------------
Constellation Energy Group                             19,000     856,187
-------------------------------------------------------------------------
NRG Energy, Inc.(a)                                    17,100     475,594
=========================================================================
                                                                2,193,681
=========================================================================

ELECTRICAL EQUIPMENT - 3.65%

APW Ltd.(a)                                            25,800     870,750
-------------------------------------------------------------------------
C-MAC Industries Inc. (Canada)(a)                      16,300     723,312
-------------------------------------------------------------------------
Sensormatic Electronics Corp.(a)                       35,200     706,200
-------------------------------------------------------------------------
Viasystems Group, Inc.(a)                              52,300     434,744
=========================================================================
                                                                2,735,006
=========================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.55%

Avnet, Inc.                                            19,200     412,800
=========================================================================

ELECTRONICS (DEFENSE) - 0.75%

Aeroflex Inc.(a)                                       19,500     562,148
=========================================================================

ELECTRONICS (INSTRUMENTATION) - 4.13%

Alpha Industries, Inc.(a)                              12,800     473,600
-------------------------------------------------------------------------
Garmin Ltd.(a)                                         27,800     549,050
-------------------------------------------------------------------------
Methode Electronics, Inc. - Class A                    22,400     513,800
-------------------------------------------------------------------------
Tektronix, Inc.                                        27,200     916,300
-------------------------------------------------------------------------
Varian Inc.(a)                                         18,800     636,850
=========================================================================
                                                                3,089,600
=========================================================================

ELECTRONICS (SEMICONDUCTORS) - 1.83%

Celestica Inc. (Canada)(a)                             11,500     623,875
-------------------------------------------------------------------------
Micrel, Inc.(a)                                        12,200     410,987
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                           15,400     337,837
=========================================================================
                                                                1,372,699
=========================================================================

ENGINEERING & CONSTRUCTION - 0.30%

Quanta Services, Inc.(a)                                7,100     228,531
=========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.72%

Novellus Systems, Inc.(a)                              11,800     424,062
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(a)      4,800     114,000
=========================================================================
                                                                  538,062
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                  SHARES      VALUE
FINANCIAL (DIVERSIFIED) - 3.95%

Allied Capital Corp.                                23,600 $   492,650
----------------------------------------------------------------------
Ambac Financial Group, Inc.                         14,350     836,784
----------------------------------------------------------------------
SEI Investments Co.                                  7,100     795,200
----------------------------------------------------------------------
USA Education Inc.                                  12,200     829,600
======================================================================
                                                             2,954,234
======================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 1.24%

Harrah's Entertainment, Inc.(a)                     35,200     928,400
======================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 3.27%

Alpharma Inc. - Class A                             17,800     780,975
----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                           20,100     780,684
----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                       17,162     887,061
======================================================================
                                                             2,448,720
======================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.76%

Community Health Systems(a)                         22,100     773,500
----------------------------------------------------------------------
Health Management Associates, Inc. - Class A(a)     27,600     572,700
----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        14,400     721,800
======================================================================
                                                             2,068,000
======================================================================

HEALTH CARE (MANAGED CARE) - 1.92%

First Health Group Corp.(a)                         16,900     786,906
----------------------------------------------------------------------
Oxford Health Plans, Inc.(a)                         7,200     284,400
----------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                           4,700     365,719
======================================================================
                                                             1,437,025
======================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.97%

Edwards Lifesciences Corp.(a)                       32,700     580,425
----------------------------------------------------------------------
PolyMedica Corp.(a)                                  4,300     143,512
======================================================================
                                                               723,937
======================================================================

HEALTH CARE (SPECIALIZED SERVICES) - 2.53%

Laboratory Corp. of America Holdings(a)              4,700     827,200
----------------------------------------------------------------------
Lincare Holdings, Inc.(a)                           18,700   1,067,069
======================================================================
                                                             1,894,269
======================================================================

INSURANCE (LIFE/HEALTH) - 1.49%

Annuity and Life Re (Holdings), Ltd. (Bermuda)      11,900     380,056
----------------------------------------------------------------------
Clarica Life Insurance Co. (Canada)                 12,900     360,746
----------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A        7,900     375,250
======================================================================
                                                             1,116,052
======================================================================

INSURANCE (PROPERTY - CASUALTY) - 2.67%

Ace, Ltd. (Bermuda)                                 17,600     746,900
----------------------------------------------------------------------
Radian Group Inc.                                    6,093     457,356
----------------------------------------------------------------------
XL Capital Ltd. - Class A (Bermuda)                  9,100     795,113
======================================================================
                                                             1,999,369
======================================================================

INVESTMENT MANAGEMENT - 1.48%

Affiliated Managers Group, Inc.(a)                  11,400     625,575
----------------------------------------------------------------------
Stilwell Financial, Inc.                            12,200     481,138
======================================================================
                                                             1,106,713
======================================================================

                                                             MARKET
                                                  SHARES      VALUE

INVESTMENTS - 5.42%

Nasdaq 100 Shares(a)                                 9,400 $   548,725
----------------------------------------------------------------------
S&P Mid-Cap 400 Depository Receipts                 37,200   3,510,750
======================================================================
                                                             4,059,475
======================================================================

MANUFACTURING (SPECIALIZED) - 0.91%

Mettler-Toledo International Inc.(a)                12,600     685,125
======================================================================

NATURAL GAS - 2.78%

El Paso Energy Corp.                                11,900     852,338
----------------------------------------------------------------------
Kinder Morgan, Inc.                                 23,500   1,226,406
======================================================================
                                                             2,078,744
======================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 6.14%

Baker Hughes Inc.                                   13,600     565,250
----------------------------------------------------------------------
BJ Services Co.(a)                                  12,200     840,275
----------------------------------------------------------------------
Cooper Cameron Corp.(a)                              9,500     627,594
----------------------------------------------------------------------
Global Marine, Inc.(a)                              24,500     695,188
----------------------------------------------------------------------
Grant Prideco, Inc.(a)                              21,700     476,044
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                        77,000     803,688
----------------------------------------------------------------------
Pride International, Inc.(a)                        23,800     586,075
======================================================================
                                                             4,594,114
======================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 2.17%

EOG Resources, Inc.                                 16,100     880,469
----------------------------------------------------------------------
Ocean Energy, Inc.                                  11,200     194,600
----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                        13,000     552,500
======================================================================
                                                             1,627,569
======================================================================

OIL & GAS (REFINING & MARKETING) - 1.13%

Valero Energy Corp.                                 22,700     844,156
======================================================================

PAPER & FOREST PRODUCTS - 1.01%

Georgia-Pacific Group                               24,300     756,338
======================================================================

RAILROADS - 1.00%

GATX Corp.                                          15,000     748,125
======================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.61%

Apartment Investment & Management Co. - Class A      9,200     459,425
======================================================================

RESTAURANTS - 0.73%

CEC Entertainment Inc.(a)                           15,925     543,441
======================================================================

RETAIL (DISCOUNTERS) - 0.63%

Dollar Tree Stores, Inc.(a)                         19,200     470,400
======================================================================

RETAIL (FOOD CHAINS) - 0.83%

BJ's Wholesale Club, Inc.(a)                        16,200     621,675
======================================================================

RETAIL (SPECIALTY) - 0.92%

Rent-A-Center, Inc.(a)                               7,000     241,500
----------------------------------------------------------------------
Venator Group, Inc.(a)                              29,000     449,500
======================================================================
                                                               691,000
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                            MARKET
                                                 SHARES      VALUE
RETAIL (SPECIALTY - APPAREL) - 1.08%

Abercrombie & Fitch Co. - Class A(a)               31,600 $   632,000
---------------------------------------------------------------------
Too Inc.(a)                                        14,200     177,500
=====================================================================
                                                              809,500
=====================================================================

SAVINGS & LOAN COMPANIES - 0.05%

Local Financial Corp.(a)                            2,800      36,750
=====================================================================

SERVICES (ADVERTISING/MARKETING) - 0.94%

Lamar Advertising Co.(a)                           18,250     704,336
=====================================================================

SERVICES (COMMERCIAL & CONSUMER) - 2.59%

Copart, Inc.(a)                                    21,100     453,650
---------------------------------------------------------------------
Edison Schools Inc.(a)                             10,000     315,000
---------------------------------------------------------------------
Iron Mountain Inc.(a)                              13,450     499,331
---------------------------------------------------------------------
TeleTech Holdings, Inc.(a)                         36,600     672,525
=====================================================================
                                                            1,940,506
=====================================================================

SERVICES (COMPUTER SYSTEMS) - 2.11%

Insight Enterprises, Inc.(a)                       25,612     459,415
---------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       23,800   1,121,575
=====================================================================
                                                            1,580,990
=====================================================================

SERVICES (DATA PROCESSING) - 2.69%

BISYS Group, Inc. (The)(a)                         10,000     521,250
---------------------------------------------------------------------
Ceridian Corp.(a)                                  24,100     480,494
---------------------------------------------------------------------
Concord EFS, Inc.(a)                               16,000     703,000
---------------------------------------------------------------------
Learning Tree International, Inc.(a)                6,200     306,900
=====================================================================
                                                            2,011,644
=====================================================================

SERVICES (EMPLOYMENT) - 1.07%

Heidrick & Struggles International, Inc.(a)        11,100     466,894
---------------------------------------------------------------------
Korn/Ferry International(a)                        15,700     333,625
=====================================================================
                                                              800,519
=====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.93%

Arch Wireless, Inc.(a)                             32,800      20,500
---------------------------------------------------------------------
Nextel Partners, Inc. - Class A(a)                 20,600     346,338
---------------------------------------------------------------------
o2wireless Solutions, Inc.(a)                      12,900     120,131
---------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                    11,400     666,900
---------------------------------------------------------------------
Rural Cellular Corp. - Class A(a)                   5,700     168,863
---------------------------------------------------------------------
Western Multiplex Corp. - Class A(a)               18,200     125,125
=====================================================================
                                                            1,447,857
=====================================================================

TELEPHONE - 1.03%

Broadwing Inc.(a)                                  33,768     770,333
=====================================================================
Total Common Stocks & Other Equity Interests
 (Cost $62,877,133)                                        70,526,096
=====================================================================

                                                         MARKET
                                              SHARES      VALUE
WARRANTS - 0.00%

TELECOMMUNICATIONS (LONG DISTANCE) - 0.00%

RateXchange Corp. - Wts., expiring 03/21/03
 (Cost $3,253)                                   1,033 $         0
===================================================================

MONEY MARKET FUNDS - 6.67%

STIC Liquid Assets Portfolio(b)              2,497,367   2,497,367
-------------------------------------------------------------------
STIC Prime Portfolio(b)                      2,497,367   2,497,367
===================================================================
Total Money Market Funds (Cost $4,994,734)               4,994,734
===================================================================
TOTAL INVESTMENTS--100.86%
 (COST $67,875,120)                                     75,520,830
===================================================================
LIABILITIES LESS OTHER ASSETS - (0.86%)                   (646,772)
===================================================================
NET ASSETS - 100.00%                                   $74,874,058
===================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

INVESTMENT ABBREVIATIONS:

Wts. - Warrants

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $67,875,120)  $75,520,830
------------------------------------------------------------
Receivables for:
 Investments sold                                    850,350
------------------------------------------------------------
 Fund shares sold                                     89,571
------------------------------------------------------------
 Dividends and interest                               73,684
------------------------------------------------------------
Investment for deferred compensation plan             14,780
------------------------------------------------------------
Other assets                                             610
============================================================
  Total assets                                    76,549,825
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,462,643
------------------------------------------------------------
 Fund shares reacquired                               74,139
------------------------------------------------------------
 Deferred compensation plan                           14,780
------------------------------------------------------------
Accrued advisory fees                                 51,835
------------------------------------------------------------
Accrued administrative services fees                  54,064
------------------------------------------------------------
Accrued operating expenses                            18,306
============================================================
  Total liabilities                                1,675,767
============================================================
Net assets applicable to shares outstanding      $74,874,058
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                       5,762,341
============================================================
 Net asset value                                 $     12.99
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $515)               $  182,977
----------------------------------------------------------------------------
Dividends from affiliated money market funds                        261,697
----------------------------------------------------------------------------
Interest                                                              1,480
============================================================================
  Total investment income                                           446,154
============================================================================

EXPENSES:

Advisory fees                                                       298,327
----------------------------------------------------------------------------
Administrative services fees                                        144,741
----------------------------------------------------------------------------
Custodian fees                                                       53,281
----------------------------------------------------------------------------
Professional fees                                                    29,469
----------------------------------------------------------------------------
Trustees' fees                                                        6,620
----------------------------------------------------------------------------
Other                                                                17,872
============================================================================
  Total expenses                                                    550,310
============================================================================
Less:Fees waived                                                    (76,606)
----------------------------------------------------------------------------
  Expenses paid indirectly                                           (1,089)
----------------------------------------------------------------------------
  Net expenses                                                      472,615
----------------------------------------------------------------------------
Net investment income (loss)                                        (26,461)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS

Net realized gain (loss) from:
 Investment securities                                           (5,417,443)
----------------------------------------------------------------------------
 Foreign currencies                                                     444
----------------------------------------------------------------------------
 Option contracts written                                            28,987
============================================================================
                                                                 (5,388,012)
============================================================================
Change in net unrealized appreciation of:
 Investment securities                                            5,336,054
============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                               (51,958)
============================================================================
Net increase (decrease) in net assets resulting from operations  $  (78,419)
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:

 Net investment income (loss)                        $   (26,461) $   (15,062)
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and option
  contracts                                           (5,388,012)       8,448
------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                            5,336,054    2,014,708
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                       (78,419)   2,008,094
==============================================================================
Share transactions - net                              63,917,546    5,854,369
==============================================================================
  Net increase in net assets                          63,839,127    7,862,463
==============================================================================

NET ASSETS:

 Beginning of year                                    11,034,931    3,172,468
==============================================================================
 End of year                                         $74,874,058  $11,034,931
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $72,877,180  $ 8,979,016
------------------------------------------------------------------------------
 Undistributed net investment income (loss)              (14,925)      (8,290)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  option contracts                                    (5,633,907)    (245,451)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and option contracts              7,645,710    2,309,656
==============================================================================
                                                     $74,874,058  $11,034,931
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased by $19,826, undistributed net realized gains decreased by $444, and paid-in capital decreased by $19,382 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $2,948,335 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the year ended December 31, 2000, AIM waived fees of $76,606.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended

                       AIM V.I. CAPITAL DEVELOPMENT FUND

December 31, 2000, the Fund paid AIM $144,741 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,336 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $1,089 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,089.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $101,083,966 and $39,906,933, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $11,773,744
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,996,924)
==========================================================================
Net unrealized appreciation of investment securities          $ 6,776,820
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $68,744,010.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                       CALL OPTION
                        CONTRACTS
                   -------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   -----------------
Beginning of year      --    $      --
---------------------------------------
Written               224      227,271
---------------------------------------
Closed               (170)    (178,002)
---------------------------------------
Expired               (54)     (49,269)
=======================================
End of year            --    $      --
_______________________________________
=======================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                    2000                    1999
            ----------------------  ---------------------
             SHARES      AMOUNT      SHARES     AMOUNT
            ---------  -----------  --------  -----------
Sold        5,063,336  $67,018,133   746,789  $ 7,361,857
----------------------------------------------------------
Reacquired   (229,233)  (3,100,587) (163,001)  (1,507,488)
==========================================================
            4,834,103  $63,917,546   583,788  $ 5,854,369
__________________________________________________________
==========================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                           YEAR ENDED DECEMBER 31,              MAY 1, 1998
                           -----------------------      (DATE OPERATIONS COMMENCED)
                           2000(a)          1999(a)       TO DECEMBER 31, 1998(a)
                         -----------      -----------   ---------------------------
Net asset value,
 beginning of period     $     11.89      $      9.21             $10.00
-----------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
  (loss)                       (0.01)           (0.03)              0.03
-----------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                   1.11             2.71              (0.78)
===================================================================================
  Total from investment
   operations                   1.10             2.68              (0.75)
===================================================================================
Less distributions from
 net investment income            --               --              (0.04)
===================================================================================
Net asset value, end of
 period                  $     12.99           $11.89             $ 9.21
___________________________________________________________________________________
===================================================================================
Total return(b)                 9.25%           29.10%             (7.51)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $    74,874      $    11,035             $3,172
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
 average net assets:
 With fee waivers               1.19%(c)         1.23%              1.21%(d)
-----------------------------------------------------------------------------------
 Without fee waivers            1.38%(c)         3.42%              5.80%(d)
___________________________________________________________________________________
===================================================================================
Ratio of net investment
 income (loss) to
 average net assets            (0.07)%(c)       (0.32)%             0.62%(d)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate          110%             132%                45%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Totals returns are not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $39,776,995.
(d) Annualized.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                           MARKET
                                                SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 97.91%

BANKS (MONEY CENTER) - 3.41%

J.P. Morgan Chase & Co.                           31,000 $ 1,408,562
====================================================================

BANKS (REGIONAL) - 1.65%

Dah Sing Financial Group (Hong Kong)              75,000     404,823
--------------------------------------------------------------------
Silicon Valley Bancshares(a)                       8,000     276,500
====================================================================
                                                             681,323
====================================================================

BIOTECHNOLOGY - 3.60%

Amgen Inc.(a)                                      9,500     607,406
--------------------------------------------------------------------
BioChem Pharma, Inc. (Canada)(a)                   5,100     163,200
--------------------------------------------------------------------
Celgene Corp.(a)                                   5,000     162,500
--------------------------------------------------------------------
ImmunoGen, Inc.(a)                                 7,000     150,062
--------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)(b)             3,000     185,625
--------------------------------------------------------------------
Protein Design Labs, Inc.(a)                       2,500     217,187
====================================================================
                                                           1,485,980
====================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.96%

AT&T Corp. - Liberty Media Corp. - Class A(a)     12,000     162,750
--------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)              5,000     232,812
====================================================================
                                                             395,562
====================================================================

COMMUNICATIONS EQUIPMENT - 6.26%

Comverse Technology, Inc.(a)                      10,000   1,086,250
--------------------------------------------------------------------
Corning Inc.                                      11,000     580,937
--------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    11,500     368,719
--------------------------------------------------------------------
Redback Networks Inc.(a)                           7,500     307,500
--------------------------------------------------------------------
UTStarcom, Inc.(a)                                15,500     240,250
====================================================================
                                                           2,583,656
====================================================================

COMPUTERS (HARDWARE) - 0.91%

Sun Microsystems, Inc.(a)                         13,500     376,312
====================================================================

COMPUTERS (NETWORKING) - 5.59%

Cisco Systems, Inc.(a)                            25,000     956,250
--------------------------------------------------------------------
Emulex Corp.(a)                                    3,500     279,781
--------------------------------------------------------------------
Juniper Networks, Inc.(a)                          8,500   1,071,531
====================================================================
                                                           2,307,562
====================================================================

COMPUTERS (PERIPHERALS) - 4.60%

Brocade Communications Systems, Inc.(a)           12,000   1,101,750
--------------------------------------------------------------------
EMC Corp.(a)                                      12,000     798,000
====================================================================
                                                           1,899,750
====================================================================

                                                                MARKET
                                                     SHARES      VALUE
COMPUTERS (SOFTWARE & SERVICES) - 10.75%

America Online, Inc.(a)                                 5,500 $   191,400
-------------------------------------------------------------------------
Ariba, Inc.(a)                                          5,500     295,625
-------------------------------------------------------------------------
BEA Systems, Inc.(a)                                    6,000     403,875
-------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)      3,200     427,400
-------------------------------------------------------------------------
i2 Technologies, Inc.(a)                                7,000     380,625
-------------------------------------------------------------------------
NetIQ Corp.(a)                                          2,800     244,650
-------------------------------------------------------------------------
Oracle Corp.(a)                                        22,500     653,906
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                                 4,000     270,500
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                              17,500   1,531,250
-------------------------------------------------------------------------
Vitria Technology, Inc.(a)                              5,000      38,750
=========================================================================
                                                                4,437,981
=========================================================================

ELECTRONICS (INSTRUMENTATION) - 2.12%

Waters Corp.(a)                                        10,500     876,750
=========================================================================

ELECTRONICS (SEMICONDUCTORS) - 5.59%

Analog Devices, Inc.(a)                                 7,000     358,313
-------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                             15,000     813,750
-------------------------------------------------------------------------
SDL, Inc.(a)                                            4,800     711,300
-------------------------------------------------------------------------
TranSwitch Corp.(a)                                     3,000     117,375
-------------------------------------------------------------------------
Triquint Semiconductor, Inc.(a)                         7,000     305,813
=========================================================================
                                                                2,306,551
=========================================================================

ENTERTAINMENT - 2.02%

Time Warner Inc.                                       16,000     835,840
=========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.85%

Lam Research Corp.(a)                                  10,000     145,000
-------------------------------------------------------------------------
Teradyne, Inc.(a)                                       5,500     204,875
=========================================================================
                                                                  349,875
=========================================================================

FINANCIAL (DIVERSIFIED) - 4.44%

American Express Co.                                   12,000     659,250
-------------------------------------------------------------------------
Citigroup Inc.                                         23,000   1,174,438
=========================================================================
                                                                1,833,688
=========================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.90%

Andrx Group(a)                                          3,500     202,563
-------------------------------------------------------------------------
Genentech, Inc.(a)                                      9,000     733,500
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC - ADR
 (United Kingdom)(a)                                    5,700     262,556
=========================================================================
                                                                1,198,619
=========================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                             MARKET
                                                  SHARES      VALUE
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 8.11%

Allergan, Inc.                                       6,000 $   580,875
----------------------------------------------------------------------
Pfizer Inc.                                         35,000   1,610,000
----------------------------------------------------------------------
Pharmacia Corp.                                     19,000   1,159,000
======================================================================
                                                             3,349,875
======================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 1.38%

Health Management Associates, Inc. - Class A(a)     27,500     570,625
======================================================================

HEALTH CARE (MANAGED CARE) - 2.89%

First Health Group Corp.(a)                         13,000     605,313
----------------------------------------------------------------------
UnitedHealth Group Inc.                              9,600     589,200
======================================================================
                                                             1,194,513
======================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.31%

Applera Corp. - Applied Biosystems Group             9,000     846,563
----------------------------------------------------------------------
Medtronic, Inc.                                      5,000     301,875
----------------------------------------------------------------------
Novoste Corp.(a)                                     8,000     220,000
======================================================================
                                                             1,368,438
======================================================================

HEALTH CARE (SPECIALIZED SERVICES) - 1.19%

HEALTHSOUTH Corp.(a)                                30,000     489,375
======================================================================

INSURANCE (MULTI-LINE) - 2.86%

American International Group, Inc.                  12,000   1,182,750
======================================================================

INSURANCE BROKERS - 1.13%

Marsh & McLennan Cos., Inc.                          4,000     468,000
======================================================================

INVESTMENT BANKING/BROKERAGE - 9.58%

Goldman Sachs Group, Inc. (The)                      8,000     855,500
----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           12,000     818,250
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                    17,000   1,347,250
----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                        33,000     936,375
======================================================================
                                                             3,957,375
======================================================================

INVESTMENT MANAGEMENT - 1.05%

Stilwell Financial, Inc.                            11,000     433,813
======================================================================

INVESTMENTS - 1.41%

Nasdaq 100 Shares(a)                                10,000     583,750
======================================================================

LEISURE TIME (PRODUCTS) - 1.06%

Harley-Davidson, Inc.                               11,000     437,250
======================================================================

MANUFACTURING (DIVERSIFIED) - 1.61%

Tyco International Ltd. (Bermuda)                   12,000     666,000
======================================================================

NATURAL GAS - 0.60%

Enron Corp.                                          3,000     249,375
======================================================================

RETAIL (COMPUTERS & ELECTRONICS) - 0.14%

Tweeter Home Entertainment Group, Inc.(a)            4,600      56,063
======================================================================

                                                            MARKET
                                                 SHARES      VALUE

RETAIL (DEPARTMENT STORES) - 1.04%

Kohl's Corp.(a)                                     7,000 $   427,000
======================================================================

RETAIL (SPECIALTY - APPAREL) - 1.09%

Abercrombie & Fitch Co. - Class A(a)               22,500     450,000
======================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 3.81%

China Mobile Ltd. - ADR (Hong Kong)(a)              8,000     217,000
----------------------------------------------------------------------
Openwave Systems Inc.(a)                           10,000     479,375
----------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                     9,500     555,750
----------------------------------------------------------------------
Research in Motion Ltd. (Canada)(a)                 4,000     322,200
======================================================================
                                                            1,574,325
======================================================================
Total Common Stocks & Other Equity Interests
 (Cost $43,668,844)                                        40,436,538
======================================================================

MONEY MARKET FUNDS - 5.80%

STIC Liquid Assets Portfolio(c)                 1,198,198   1,198,198
----------------------------------------------------------------------
STIC Prime Portfolio(c)                         1,198,198   1,198,198
======================================================================
Total Money Market Funds (Cost $2,396,396)                  2,396,396
======================================================================
TOTAL INVESTMENTS - 103.71%
 (Cost $46,065,240)                                        42,832,934
======================================================================
LIABILITIES LESS OTHER ASSETS - (3.71%)                    (1,533,346)
======================================================================
NET ASSETS - 100.00%                                      $41,299,588
======================================================================

INVESTMENT ABBREVIATIONS:
ADR -  American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $46,065,240)  $42,832,934
------------------------------------------------------------
Receivables for:
 Fund shares sold                                     99,371
------------------------------------------------------------
 Dividends                                            14,293
------------------------------------------------------------
Investment for deferred compensation plan              5,379
============================================================
  Total assets                                    42,951,977
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,573,912
------------------------------------------------------------
 Fund shares reacquired                                1,622
------------------------------------------------------------
 Options written (premiums received $13,472)           7,125
------------------------------------------------------------
 Deferred compensation plan                            5,379
------------------------------------------------------------
Accrued advisory fees                                 32,152
------------------------------------------------------------
Accrued administrative services fees                  15,808
------------------------------------------------------------
Accrued operating expenses                            16,391
============================================================
  Total liabilities                                1,652,389
============================================================
Net assets applicable to shares outstanding      $41,299,588
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        5,032,393
============================================================
Net asset value                                  $      8.21
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds                     $    97,165
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $329)                    47,235
-----------------------------------------------------------------------------
Interest                                                               1,755
=============================================================================
  Total investment income                                            146,155
=============================================================================

EXPENSES:

Advisory fees                                                        176,047
-----------------------------------------------------------------------------
Administrative services fees                                          62,153
-----------------------------------------------------------------------------
Custodian fees                                                        36,512
-----------------------------------------------------------------------------
Printing                                                              25,948
-----------------------------------------------------------------------------
Trustees' fees                                                         6,611
-----------------------------------------------------------------------------
Other                                                                 29,363
=============================================================================
  Total expenses                                                     336,634
=============================================================================
Less:Fees waived                                                     (47,600)
=============================================================================
  Expenses paid indirectly                                              (168)
=============================================================================
  Net expenses                                                       288,866
=============================================================================
Net investment income (loss)                                        (142,711)
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTION CONTRACTS

Net realized gain (loss) from:
 Investment securities                                            (6,292,636)
-----------------------------------------------------------------------------
 Foreign currencies                                                      (80)
-----------------------------------------------------------------------------
 Futures contracts                                                   (11,576)
=============================================================================
                                                                  (6,304,292)
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (3,232,309)
-----------------------------------------------------------------------------
 Futures contracts                                                       578
-----------------------------------------------------------------------------
 Option contracts written                                              6,347
=============================================================================
                                                                  (3,225,384)
=============================================================================
Net gain (loss) from investment securities, foreign currencies,
 futures contracts and option contracts                           (9,529,676)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(9,672,387)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) to December 31, 1999

                                                          2000        1999
                                                       -----------  ---------
OPERATIONS:
 Net investment income (loss)                          $  (142,711) $     163
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies and futures contracts              (6,304,292)        --
------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation)
  of investment securities, foreign currencies,
  futures contracts and option contracts                (3,225,384)      (574)
==============================================================================
  Net increase (decrease) in net assets resulting from
   operations                                           (9,672,387)      (411)
==============================================================================
Distributions to shareholders from net investment
 income                                                       (477)        --
------------------------------------------------------------------------------
Share transactions - net                                49,972,853  1,000,010
==============================================================================
  Net increase in net assets                            40,299,989    999,599
==============================================================================

NET ASSETS:

 Beginning of year                                         999,599         --
==============================================================================
 End of year                                           $41,299,588  $ 999,599
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                         $50,835,171  $ 999,988
------------------------------------------------------------------------------
 Undistributed net investment income (loss)                 (5,413)       185
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                                     (6,304,212)        --
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment
  securities, foreign currencies, futures contracts
  and option contracts                                  (3,225,958)      (574)
==============================================================================
                                                       $41,299,588  $ 999,599
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased by $137,590 undistributed net realized gains were increased by $80 and paid in capital was decreased by $137,670 as a result of differing book/tax treatment of nondeductible organizational expenses, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $3,120,883 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. During the year ended December 31, 2000, AIM waived fees of $47,600.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $62,153 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,315 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $168 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $168.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $67,985,183 and $18,018,663, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 2,450,393
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,966,089)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(4,515,696)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $47,348,630.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   ----------------
Beginning of year      --    $    --
-------------------------------------
Written                30     13,472
=====================================
End of year            30    $13,472
_____________________________________
=====================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Open call option contracts written as of December 31, 2000 were as follows:

                                                           DECEMBER 31,
                        CONTRACT STRIKE NUMBER OF PREMIUMS     2000      UNREALIZED
ISSUE                    MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE APPRECIATION
-----                   --------------------------------------------------
Millennium
 Pharmaceuticals, Inc.   Jan-01   $75       30    $13,472     $7,125       $6,347
====================================================================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:

                                             2000                   1999
                                     ----------------------  ------------------
                                      SHARES      AMOUNT     SHARES    AMOUNT
                                     ---------  -----------  ----------------
Sold                                 5,158,240  $52,212,162  100,001 $1,000,010
-------------------------------------------------------------------------------
Issued as reinvestment of dividends         54          477       --         --
-------------------------------------------------------------------------------
Reacquired                            (225,902)  (2,239,786)      --         --
===============================================================================
                                     4,932,392  $49,972,853  100,001 $1,000,010
_______________________________________________________________________________
===============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                 DECEMBER 29,
                                                                     1999
                                                               (DATE OPERATIONS
                                                YEAR ENDED      COMMENCED) TO
                                               DECEMBER 31,      DECEMBER 31,
                                                 2000(a)             1999
                                               ------------    ----------------
Net asset value, beginning of period             $ 10.00            $10.00
-------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss                               (0.07)               --
-------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                         (1.72)               --
===============================================================================
  Total from investment operations                 (1.79)               --
===============================================================================
Less distributions from net investment income       0.00                --
===============================================================================
Net asset value, end of period                   $  8.21            $10.00
_______________________________________________________________________________
===============================================================================
Total return(b)                                   (17.90)%              --
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $41,300            $1,000
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
 With fee waivers                                   1.40%(c)          1.40%(d)
===============================================================================
 Without fee waivers                                1.63%(c)         12.58%(d)
_______________________________________________________________________________
===============================================================================
Ratio of net investment income (loss) to
 average net assets                                (0.69)%(c)         2.96%(d)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                               92%               --
_______________________________________________________________________________
===============================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $20,711,350.
(d) Annualized.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                        AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES - 78.96%

AIR FREIGHT - 0.43%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05      $  350,000 $   362,250
===============================================================================

AIRLINES - 2.58%

Air 2 US - Series C, Equipment Trust Ctfs., 10.13%,
 10/01/20 (Acquired 10/28/99; Cost $550,000)(a)             550,000     587,741
-------------------------------------------------------------------------------
Delta Air Lines, Inc.,
 Unsec. Notes, 7.90%, 12/15/09                              500,000     480,820
-------------------------------------------------------------------------------
 Deb., 10.38%, 12/15/22                                     600,000     628,974
-------------------------------------------------------------------------------
Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Yankee Notes,
 11.88%, 05/15/09                                           460,000     461,150
===============================================================================
                                                                      2,158,685
===============================================================================

AUTOMOBILES - 1.47%

DaimlerChrysler N.A. Holding Corp.,
 Gtd. Unsec. Notes, 7.40%, 01/20/05                         870,000     876,377
-------------------------------------------------------------------------------
 Gtd. Notes, 8.00%, 06/15/10                                350,000     353,818
===============================================================================
                                                                      1,230,195
===============================================================================

BANKS (MAJOR REGIONAL) - 3.27%

BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05                400,000     387,468
-------------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%, 11/15/04         90,000      96,435
-------------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec. Sub. Yankee
 Notes, 7.65%, 05/01/25                                     245,000     253,717
-------------------------------------------------------------------------------
NCNB Corp., Sub. Notes, 9.38%, 09/15/09                     500,000     570,560
-------------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
 7.75%, 09/15/24                                            500,000     518,590
-------------------------------------------------------------------------------
Republic New York Corp.,
 Sub. Deb., 9.50%, 04/15/14                                 350,000     408,649
-------------------------------------------------------------------------------
 Sub. Notes, 9.70%, 02/01/09                                440,000     501,732
===============================================================================
                                                                      2,737,151
===============================================================================

BANKS (MONEY CENTER) - 1.51%

BSCH Issuances Ltd. (Cayman Islands), Gtd. Sub. Yankee
 Bonds, 7.63%, 09/14/10                                     350,000     355,698
-------------------------------------------------------------------------------
First Union Corp., Putable Unsec. Deb.,
 6.55%, 10/15/35                                            100,000      97,746
-------------------------------------------------------------------------------
 7.50%, 04/15/35                                            800,000     810,824
===============================================================================
                                                                      1,264,268
===============================================================================

BANKS (REGIONAL) - 2.23%

Banponce Trust I - Series A, Gtd. Notes,
 8.33%, 02/01/27                                            250,000     222,392
-------------------------------------------------------------------------------
Mercantile Bancorp. Inc., Jr. Unsec. Sub. Notes, 7.30%,
 06/15/07                                                   500,000     510,560
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub. Deb.,
 8.25%, 11/01/24                                            435,000     468,486
-------------------------------------------------------------------------------
Riggs Capital Trust II - Series C, Gtd. Sec. Bonds,
 8.88%, 03/15/27                                            500,000     318,935
-------------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes,
 6.50%, 03/15/08                                            190,000     174,234
-------------------------------------------------------------------------------
Union Planters Capital Trust, Gtd. Bonds, 8.20%,
 12/15/26                                                   200,000     171,566
===============================================================================
                                                                      1,866,173
===============================================================================

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - 9.75%

Adelphia Communications Corp., Sr. Unsec. Notes,
 10.88%, 10/01/10                                       $  350,000 $   336,000
------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Corp.,
 Sr. Unsec. Bonds, 7.88%, 07/15/09                         190,000     187,165
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 8.25%, 02/01/30                          525,000     481,378
------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United Kingdom),
 Sr. Unsec. Gtd. Yankee Notes,
 8.20%, 07/15/09                                           795,000     754,352
------------------------------------------------------------------------------
Clear Channel Communications, Inc., Unsec. Deb.,
 7.25%, 10/15/27                                           200,000     180,166
------------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Unsub. Notes,
 8.50%, 05/01/27                                           500,000     546,410
------------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
 (Acquired 02/16/00; Cost $496,265)(a)                     500,000     514,840
------------------------------------------------------------------------------
CSC Holdings Inc.,
 Sr. Unsec. Deb., 7.63%, 07/15/18                          550,000     506,770
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.88%, 12/15/07                       1,050,000   1,061,476
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 7.88%, 02/15/18                          500,000     472,220
------------------------------------------------------------------------------
 Series B, Sr. Unsec. Notes, 8.13%, 07/15/09               350,000     359,562
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(b)                                       600,000     463,500
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc. Notes,
 11.88%, 10/15/07(b)                                     1,000,000     202,500
------------------------------------------------------------------------------
Lenfest Communications, Inc.,
 Sr. Unsec. Sub. Notes, 8.25%, 02/15/08                    800,000     833,768
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 8.38%, 11/01/05                       1,000,000   1,072,520
------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Netherlands) -
  Series B, Sr. Unsec. Disc. Yankee Notes, 13.75%,
 02/01/10(b)                                               600,000     189,000
==============================================================================
                                                                     8,161,627
==============================================================================

COMPUTERS (NETWORKING) - 0.40%

Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  375,000     331,875
==============================================================================

COMPUTERS (PERIPHERALS) - 0.25%

Equinix, Inc., Sr. Unsec. Notes, 13.00%, 12/01/07          300,000     210,750
==============================================================================

CONSUMER FINANCE - 2.00%

American General Finance Corp., Sr. Putable Notes,
 8.45%, 10/15/09                                           300,000     326,415
------------------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes,
 7.25%, 05/01/06                                           530,000     494,856
------------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
 6.88%, 03/01/07                                           400,000     394,148
------------------------------------------------------------------------------
MBNA Capital - Series A, Gtd. Bonds,
 8.28%, 12/01/26                                           550,000     458,188
==============================================================================
                                                                     1,673,607
==============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
ELECTRIC COMPANIES - 6.16%

CILCORP, Inc., Sr. Unsec. Bonds, 9.38%, 10/15/29         $  450,000 $   499,788
-------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
 First Mortgage Bonds, 6.86%, 10/01/08                      270,000     266,644
-------------------------------------------------------------------------------
 Series D, Sr. Sec. Notes, 7.88%, 11/01/17                  500,000     507,675
-------------------------------------------------------------------------------
El Paso Electric Co.,
 Series D, Sec. First Mortgage Bonds,
 8.90%, 02/01/06                                            400,000     431,612
-------------------------------------------------------------------------------
 Series E, Sec. First Mortgage Bonds,
 9.40%, 05/01/11                                            150,000     162,964
-------------------------------------------------------------------------------
Niagara Mohawk Power Corp. - Series H, Sr. Unsec. Disc.
 Notes, 8.50%, 07/01/10(b)                                2,000,000   1,730,960
-------------------------------------------------------------------------------
Public Service Company of New Mexico - Series A,
 Sr. Unsec. Notes, 7.10%, 08/01/05                          140,000     135,649
-------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 12/03/99; Cost $980,670)(a)                    1,000,000   1,002,970
-------------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
 6.25%, 01/15/09                                            450,000     414,792
===============================================================================
                                                                      5,153,054
===============================================================================

ELECTRICAL EQUIPMENT - 0.63%

Emerson Electric Co., Unsec. Notes, 7.13%, 08/15/10         500,000     529,555
===============================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.61%

Israel Electric Corp. Ltd. (Israel),
 Sr. Sec. Medium Term Yankee Notes, 7.75%, 03/01/09
 (Acquired 04/13/00; Cost $320,720)(a)                      330,000     328,172
-------------------------------------------------------------------------------
 Yankee Deb., 7.75%, 12/15/27 (Acquired
 06/09/00; Cost $175,596)(a)                                200,000     177,970
===============================================================================
                                                                        506,142
===============================================================================

ENGINEERING & CONSTRUCTION - 0.31%

Washington Group International, Inc., Sr. Unsec. Gtd.
 Notes, 11.00%, 07/01/10(c)                                 350,000     261,625
===============================================================================

ENTERTAINMENT - 2.05%

Callahan Nordrhein Westfalen (Germany), Sr. Unsec.
 Yankee Notes, 14.00%, 07/15/10 (Acquired
 06/29/00-08/11/00; Cost $278,750)(a)                       280,000     253,400
-------------------------------------------------------------------------------
Time Warner Inc.,
 Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24                      200,000     200,006
-------------------------------------------------------------------------------
 Unsec. Deb., 8.05%, 01/15/16                               100,000     104,786
-------------------------------------------------------------------------------
 Unsec. Deb., 9.13%, 01/15/13                               400,000     464,108
-------------------------------------------------------------------------------
 Unsec. Deb., 9.15%, 02/01/23                               600,000     697,146
===============================================================================
                                                                      1,719,446
===============================================================================

FINANCIAL (DIVERSIFIED) - 2.88%

AIG SunAmerica Global Financing I, Sr. Unsec. Unsub.
 Notes, 7.40%, 05/05/03 (Acquired 10/17/00; Cost
 $254,103)(a)                                               250,000     257,355
-------------------------------------------------------------------------------
AIG SunAmerica Global Financing II, Sr. Sec. Notes,
 7.60%, 06/15/05 (Acquired 06/08/00;
 Cost $350,000)(a)                                          350,000     369,792
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
FINANCIAL (DIVERSIFIED) - (CONTINUED)

Ford Holdings, Inc., Unsec. Unsub. Gtd. Deb.,
 9.30%, 03/01/30                                         $  180,000 $   204,849
-------------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Notes,
 8.00%, 06/15/05                                            250,000     259,030
-------------------------------------------------------------------------------
Hutchison Delta Finance Ltd. - Series REGS (Cayman
 Islands), Conv. Gtd. Unsec. Euro Notes,
 7.00%, 11/08/02                                            500,000     598,750
-------------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04 (Acquired
 08/02/00; Cost $500,000)(a)                                500,000     517,415
-------------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb.,
 9.00%, 06/01/12                                            180,000     207,005
===============================================================================
                                                                      2,414,196
===============================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.52%

Hollywood Casino Corp., Sr. Sec. Gtd. Notes,
 11.25%, 05/01/07                                           125,000     129,062
-------------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec. Sub. Notes,
 8.88%, 09/15/08                                            300,000     304,500
===============================================================================
                                                                        433,562
===============================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.61%

Warner Chilcott, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.63%, 02/15/08(c)                                        500,000     512,500
===============================================================================

HOMEBUILDING - 0.30%

K. Hovanian Enterprises Inc., Sr. Unsec. Gtd. Notes,
 10.50%, 10/01/07(c)                                        270,000     249,750
===============================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.48%

Procter & Gamble Co. (The), Putable Deb.,
 8.00%, 09/01/24                                            350,000     399,962
===============================================================================

INSURANCE (LIFE/HEALTH) - 0.30%

Americo Life, Inc., Sr. Sub. Notes, 9.25%, 06/01/05          75,000      70,875
-------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23                     200,000     182,984
===============================================================================
                                                                        253,859
===============================================================================

INSURANCE (PROPERTY - CASUALTY) - 0.57%

GE Global Insurance Holdings Corp., Unsec. Notes,
 7.75%, 06/15/30                                            450,000     478,975
===============================================================================

INVESTMENT BANKING/BROKERAGE - 2.06%

Lehman Brothers Holdings Inc.,
 Unsec. Notes, 8.50%, 08/01/15                              660,000     699,996
-------------------------------------------------------------------------------
 Putable Sr. Notes, 8.80%, 03/01/15                         230,000     249,552
-------------------------------------------------------------------------------
 Series E, Medium Term Disc. Notes,
 9.26%, 02/10/28(d)                                       1,300,000     114,920
-------------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Notes,
 7.38%, 01/15/07                                            470,000     473,713
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Unsec. Notes,
 6.88%, 11/15/18                                            200,000     187,532
===============================================================================
                                                                      1,725,713
===============================================================================

LODGING - HOTELS - 0.60%

John Q. Hammons Hotels, Inc., Sec. First Mortgage
 Notes, 9.75%, 10/01/05                                     550,000     500,500
===============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
MACHINERY (DIVERSIFIED) - 0.21%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds,
 13.00%, 05/01/09                                      $  185,000 $   172,975
=============================================================================

MANUFACTURING (DIVERSIFIED) - 1.09%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 04/15/07(e)                                      340,000      42,500
-----------------------------------------------------------------------------
Honeywell International Inc., Unsec. Unsub. Notes,
 7.50%, 03/01/10                                          800,000     866,768
=============================================================================
                                                                      909,268
=============================================================================

MANUFACTURING (SPECIALIZED) - 0.62%

MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                         380,000     372,400
-----------------------------------------------------------------------------
Tekni-Plex, Inc. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 12.75%, 06/15/10                                  185,000     148,925
=============================================================================
                                                                      521,325
=============================================================================

METALS MINING - 0.56%

Centaur Mining and Exploration Ltd. (Australia), Sr.
 Gtd. Yankee Notes, 11.00%, 12/01/07                      550,000     101,750
-----------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb., 7.05%,
 11/01/05                                                 370,000     370,115
=============================================================================
                                                                      471,865
=============================================================================

NATURAL GAS - 4.54%

Coastal Corp. (The), Sr. Putable Unsec. Deb.,
 6.70%, 02/15/27                                          450,000     446,958
-----------------------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18             600,000     566,508
-----------------------------------------------------------------------------
Enron Corp. - Series A, Medium Term Notes,
 8.38%, 05/23/05                                          200,000     214,462
-----------------------------------------------------------------------------
KeySpan Corp., Sr. Unsec. Unsub. Notes,
 7.25%, 11/15/05                                          250,000     260,115
-----------------------------------------------------------------------------
KN Capital Trust I - Series B, Unsec. Gtd. Bonds,
 8.56%, 04/15/27                                          350,000     328,080
-----------------------------------------------------------------------------
Northern Border Partners, L.P. - Series A, Sr. Gtd.
 Unsec. Unsub. Notes, 8.88%, 06/15/10                     600,000     652,710
-----------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                          500,000     559,900
-----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11             500,000     523,425
-----------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.63%, 07/15/19         250,000     250,470
=============================================================================
                                                                    3,802,628
=============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 2.26%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09       500,000     497,775
-----------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
 Sr. Unsec. Yankee Notes, 7.13%, 03/30/28                 200,000     161,692
-----------------------------------------------------------------------------
 Yankee Notes, 7.50%, 03/31/07                            550,000     551,931
-----------------------------------------------------------------------------
Pride International, Inc., Sr. Unsec. Notes,
 10.00%, 06/01/09                                         100,000     105,000
-----------------------------------------------------------------------------
R & B Falcon Corp. - Series B, Sr. Unsec. Notes,
 6.95%, 04/15/08                                          620,000     573,500
=============================================================================
                                                                    1,889,898
=============================================================================

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
OIL & GAS (EXPLORATION & PRODUCTION) - 3.41%

Anadarko Petroleum Corp., Unsec. Deb.,
 7.73%, 09/15/96                                         $  200,000 $   208,880
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec. Notes, 6.88%,
 12/01/07                                                   500,000     494,835
-------------------------------------------------------------------------------
Noble Affiliates, Inc., Sr. Unsec. Notes,
 8.00%, 04/01/27                                            400,000     403,016
-------------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  400,000     416,156
-------------------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec. Notes,
 8.25%, 08/15/07                                            300,000     300,528
-------------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub. Yankee
 Deb., 7.13%, 06/01/07                                      500,000     504,860
-------------------------------------------------------------------------------
Triton Energy Ltd. (Cayman Islands), Sr. Unsec. Yankee
 Notes, 8.88%, 10/01/07                                     165,000     167,475
-------------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec. Deb., 7.50%,
 10/15/26                                                   350,000     356,734
===============================================================================
                                                                      2,852,484
===============================================================================

OIL & GAS (REFINING & MARKETING) - 0.73%

Petroleos Mexicanos (Mexico) - Series P, Putable Unsec.
 Unsub. Yankee Notes, 9.50%, 09/15/27                       400,000     421,352
-------------------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                           250,000     188,750
===============================================================================
                                                                        610,102
===============================================================================

OIL (DOMESTIC INTEGRATED) - 1.51%

Amerada Hess Corp., Bonds, 7.88%, 10/01/29                  450,000     494,019
-------------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
 8.45%, 02/15/29                                            700,000     773,514
===============================================================================
                                                                      1,267,533
===============================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.11%

YPF Sociedad Anonima (Argentina),
 Yankee Notes, 8.00%, 02/15/04                              365,000     361,978
-------------------------------------------------------------------------------
 Yankee Bonds, 9.13%, 02/24/09                              550,000     564,328
===============================================================================
                                                                        926,306
===============================================================================

PAPER & FOREST PRODUCTS - 0.74%

Domtar, Inc. (Canada), Unsec. Yankee Deb.,
 9.50%, 08/01/16                                            600,000     620,250
===============================================================================

PHOTOGRAPHY/IMAGING - 0.08%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06          120,000      70,200
===============================================================================

POWER PRODUCERS (INDEPENDENT) - 0.50%

AES Corp. (The), Sr. Unsec. Notes, 9.50%, 06/01/09          400,000     416,000
===============================================================================

PUBLISHING (NEWSPAPERS) - 2.80%

News America Holdings, Inc.,
 Sr. Unsec. Gtd. Putable Bonds, 7.43%, 10/01/26             500,000     490,170
-------------------------------------------------------------------------------
 Putable Notes, 8.45%, 08/01/34                             700,000     726,915
-------------------------------------------------------------------------------
 Sr. Gtd. Deb., 9.25%, 02/01/13                           1,000,000   1,070,360
-------------------------------------------------------------------------------
Tribune Co., Unsec. Sub. PHONES, 2.00%, 05/15/29                700      60,288
===============================================================================
                                                                      2,347,733
===============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
RAILROADS - 1.44%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%, 05/01/27      $1,000,000 $ 1,021,300
-------------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec. Gtd. Sub.
 Notes, 12.88%, 08/15/10                                    200,000     181,000
===============================================================================
                                                                      1,202,300
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.87%

ERP Operating L.P., Unsec. Notes, 7.13%, 10/15/17           400,000     354,704
-------------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
 7.35%, 12/01/17                                            400,000     372,928
===============================================================================
                                                                        727,632
===============================================================================

RETAIL (SPECIALTY) - 0.22%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
 4.75%, 02/01/09(c)                                         500,000     187,500
===============================================================================

RETAIL (SPECIALTY-APPAREL) - 0.53%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                           500,000     445,000
===============================================================================

SAVINGS & LOAN COMPANIES - 2.20%

Dime Capital Trust I - Series A, Gtd. Bonds,
 9.33%, 05/06/27                                            300,000     258,507
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub. Notes, 7.13%,
 02/15/04                                                   245,000     243,812
-------------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub. Notes, 8.00%,
 03/15/03                                                   800,000     771,760
-------------------------------------------------------------------------------
Washington Mutual Capital I, Sec. Gtd. Sub. Bonds,
 8.38%, 06/01/27                                            190,000     175,807
-------------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub. Notes, 8.25%,
 04/01/10                                                   375,000     395,355
===============================================================================
                                                                      1,845,241
===============================================================================

SERVICES (COMMERCIAL & CONSUMER) - 0.39%

Avis Group Holdings, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 05/01/09                                           300,000     324,750
===============================================================================

SERVICES (EMPLOYMENT) - 0.40%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           380,000     336,300
===============================================================================

SOVEREIGN DEBT - 1.82%

Newfoundland (Province of) (Canada), Yankee Deb.,
 9.00%, 06/01/19                                            600,000     708,258
-------------------------------------------------------------------------------
Quebec (Province of) (Canada) - Series A, Medium Term
 Putable Yankee Notes, 7.37%,
 03/06/26(b)                                                800,000     810,656
===============================================================================
                                                                      1,518,914
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.52%

Crown Castle International Corp., Sr. Unsec. Notes,
 10.75%, 08/01/11                                           300,000     312,750
-------------------------------------------------------------------------------
Nextel International, Inc., Sr. Notes, 12.75%,
 08/01/10(c)                                                150,000     123,750
===============================================================================
                                                                        436,500
===============================================================================

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 2.90%

360networks Inc. (Canada),
 Sr. Unsec. Sub. Yankee Notes, 12.00%, 08/01/09         $  170,000 $   130,050
------------------------------------------------------------------------------
 Sr. Yankee Notes, 12.50%, 12/15/05                        210,000     174,300
------------------------------------------------------------------------------
 Sr. Unsec. Yankee Notes, 13.00%, 05/01/08                 100,000      80,000
------------------------------------------------------------------------------
Call-Net Enterprises, Inc. (Canada), Sr. Unsec. Disc.
 Yankee Notes, 8.94%, 08/15/08(b)                          290,000      88,450
------------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                  750,000     266,250
------------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable Deb.,
 7.13%, 06/15/27                                           500,000     506,250
------------------------------------------------------------------------------
 11.25%, 01/15/09                                          750,000     213,750
------------------------------------------------------------------------------
 12.75%, 10/15/09                                          400,000     114,000
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                320,000     335,898
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Yankee
 Notes, 13.00%, 05/15/09                                   400,000     362,000
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands), Sr.
 Yankee Notes, 13.25%, 05/15/08                            250,000     158,750
==============================================================================
                                                                     2,429,698
==============================================================================

TELEPHONE - 2.79%

AT&T Canada Inc. (Canada), Sr. Unsec. Yankee Notes,
 7.65%, 09/15/06                                           330,000     328,096
------------------------------------------------------------------------------
Intermedia Communications Inc. - Series B, Sr. Disc.
 Notes, 11.25%, 07/15/07(b)                                350,000     211,750
------------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%, 08/15/10            275,000     193,875
------------------------------------------------------------------------------
NTL Inc. - Series B, Sr. Notes, 11.50%, 02/01/06(b)        230,000     201,250
------------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd. Notes, 7.90%,
 08/15/10 (Acquired 08/24/00; Cost $451,449)(a)            450,000     465,993
------------------------------------------------------------------------------
Verizon Global Funding Corp. - Series REGS, Conv. Euro
 Bonds, 4.25%, 09/15/05                                    500,000     518,541
------------------------------------------------------------------------------
XO Communications, Inc., Sr. Unsec. Notes,
 10.75%, 11/15/08                                          500,000     415,000
==============================================================================
                                                                     2,334,505
==============================================================================

WASTE MANAGEMENT - 2.75%

Allied Waste North America Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 10.00%, 08/01/09                         345,000     326,025
------------------------------------------------------------------------------
Browning-Ferris Industries, Inc.,
 Unsec. Deb., 7.40%, 09/15/35                              300,000     217,500
------------------------------------------------------------------------------
 Deb., 9.25%, 05/01/21                                     350,000     313,250
------------------------------------------------------------------------------
Waste Management, Inc.,
 Putable Unsec. Notes, 7.10%, 08/01/26                   1,300,000   1,288,664
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 12/15/17                         175,000     156,482
==============================================================================
                                                                     2,301,921
==============================================================================
  Total U.S. Dollar Denominated Bonds & Notes
   (Cost $69,937,429)                                               66,104,248
==============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                          PRINCIPAL  MARKET
                                                          AMOUNT(f)   VALUE
NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 10.18%

CANADA - 6.08%

AT&T Canada Inc. (Telephone), Sr. Unsec. Unsub. Notes,
 7.15%, 09/23/04                                     CAD    700,000 $ 460,887
-----------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Telecommunications -
 Cellular/Wireless), Unsec. Deb.,
 6.55%, 06/02/08                                     CAD    750,000   491,232
-----------------------------------------------------------------------------
Canadian Pacific Ltd. (Manufacturing - Diversified),
 Unsec. Medium Term Notes, 5.85%, 03/30/09 (Acquired
 03/24/99; Cost $330,654)(a)                         CAD    500,000   311,213
-----------------------------------------------------------------------------
Clearnet Communications Inc. (Telecommunications -
 Cellular/Wireless)
 Sr. Unsec. Disc. Notes, 10.40%, 05/15/08(b)         CAD  1,600,000   879,941
-----------------------------------------------------------------------------
 Sr. Disc. Notes, 11.75%, 08/13/07(b)                CAD  1,500,000   887,441
-----------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
 Sr. Unsec. Unsub. Bonds, 6.50%, 12/21/04            NZD    270,000   117,675
-----------------------------------------------------------------------------
Microcell Telecommunications Inc. (Telecommunications -
  Cellular/Wireless) - Series B, Sr. Unsec. Disc. Notes,
 11.13%, 10/15/07(b)                                 CAD  1,000,000   471,635
-----------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt), Unsec.
 Unsub. Notes, 6.25%, 12/03/08                       NZD    700,000   299,931
-----------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting-Television, Radio
 & Cable), Sr. Sec. Second Priority Deb.,
 9.65%, 01/15/14                                     CAD    600,000   410,973
-----------------------------------------------------------------------------
TransCanada PipeLines Ltd. (Natural Gas) - Series Q,
 Deb., 10.63%, 10/20/09                              CAD    500,000   423,735
-----------------------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas) - Series V,
 Unsec. Deb., 6.45%, 12/18/06(c)                     CAD    500,000   338,077
=============================================================================
                                                                    5,092,740
=============================================================================

CAYMAN ISLANDS - 0.86%

Sutton Bridge Financing Ltd. (Electric Companies),
 Gtd. Notes, 8.63%, 06/30/22(c)                      GBP    450,000   721,742
=============================================================================

FRANCE - 0.47%

Vivendi Environnement (Services - Commercial &
 Consumer), Sr. Conv. Gtd. Bonds,
 1.50%, 01/01/05                                     EUR    150,000   392,543
=============================================================================

NETHERLANDS - 1.12%

Grapes Communications N.V. (Telecommunications -
  Cellular/Wireless), Sr. Notes, 13.50%, 05/15/10    EUR    600,000   270,446
-----------------------------------------------------------------------------
Tecnost International Finance N.V. (Telephone) -
 Series E, Gtd. Medium Term Euro Notes,
 6.13%, 07/30/09                                     EUR    270,000   242,136
-----------------------------------------------------------------------------
Tele1 Europe B.V. (Telecommunications - Long Distance),
 Sr. Euro Notes, 11.88%, 12/01/09                    EUR    500,000   423,671
=============================================================================
                                                                      936,253
=============================================================================

NEW ZEALAND - 0.51%

Inter-American Development Bank (Banks - Money Center),
 Unsec. Bonds, 5.75%, 04/15/04                       NZD  1,000,000   427,897
=============================================================================

NORWAY - 0.26%

Enitel ASA (Telecommunications - Long Distance),
 Sr. Unsec. Unsub. Euro Notes, 12.50%, 04/15/10      EUR    380,000   217,672
=============================================================================

                                                            PRINCIPAL  MARKET
                                                            AMOUNT(f)   VALUE
UNITED KINGDOM - 0.69%

British Sky Broadcasting Group PLC (Broadcasting -
  Television, Radio & Cable), Sr. Gtd. Unsec. Unsub.
 Bonds, 7.75%, 07/09/09                                GBP   270,000  $ 378,932
-------------------------------------------------------------------------------
Jazztel PLC (Telephone), Sr. Unsec. Notes,
 13.25%, 12/15/09                                      EUR   310,000    196,380
===============================================================================
                                                                        575,312
===============================================================================

UNITED STATES OF AMERICA - 0.19%

John Hancock Global Funding Ltd. (Insurance -
  Life/Health) - Series 99-H, Sr. Sec. Sub. Medium Term
 Notes, 6.75%, 02/15/06                                AUD   275,000    155,662
===============================================================================
Total Non-U.S. Dollar Denominated Bonds & Notes
 (Cost $9,788,770)                                                    8,519,821
===============================================================================
                                                             SHARES
STOCKS & OTHER EQUITY INTERESTS - 2.15%

BANKS (MAJOR REGIONAL) - 1.16%

Societe Generale - Class A (France)                            8,600    534,620
-------------------------------------------------------------------------------
Westpac Banking Corp., Ltd. (Australia)                       60,000    440,429
===============================================================================
                                                                        975,049
===============================================================================

BANKS (REGIONAL) - 0.76%

First Republic Capital Corp. - Series A - Pfd. (Acquired
 05/26/99; Cost $750,000)(a)                                     750    639,188
===============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.00%

Knology Inc. - Wts., expiring 10/22/07(c)(g)(h)                1,000      1,000
===============================================================================

COMMUNICATIONS EQUIPMENT - 0.00%

Loral Space & Communications Ltd.(h)                             351      1,119
===============================================================================

COMPUTERS (PERIPHERALS) - 0.04%

Equinix, Inc. - Wts., expiring 12/01/07(c)(g)(h)                 300     31,575
===============================================================================

ELECTRICAL EQUIPMENT - 0.00%

Electronic Retailing Systems International, Inc. - Wts.,
 expiring 02/01/04(g)(h)                                         590        590
===============================================================================

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc. - Wts., expiring 04/15/03(g)(h)          230          2
===============================================================================

RAILROADS - 0.00%

Railamerica Transportation Corp. -  Wts., expiring
 08/15/10(c)(g)(h)                                               200      2,050
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.11%

Grapes Communications N.V. (Netherlands) - Wts., expiring
 05/15/10(g)(h)                                                  600      2,958
-------------------------------------------------------------------------------
WebLink Wireless, Inc.(h)                                     25,125     86,367
===============================================================================
                                                                         89,325
===============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.08%

Enitel ASA (Norway) - Wts., expiring 04/03/05(g)(h)              380      2,676
-------------------------------------------------------------------------------
Tele1 Europe B.V. - ADR (Netherlands)(h)                       7,045     32,583
-------------------------------------------------------------------------------
Versatel Telecom International N.V. - ADR (Netherlands)(h)     3,223     27,798
===============================================================================
                                                                         63,057
===============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                     MARKET
                                                          SHARES      VALUE
TELEPHONE - 0.00%

NTELOS Inc. - Wts., expiring 08/15/10(c)(g)(h)                 275 $     2,063
==============================================================================
  Total Stocks & Other Equity Interests
   (Cost $2,152,089)                                                 1,805,018
==============================================================================
                                                         PRINCIPAL
                                                          AMOUNT
ASSET-BACKED SECURITIES - 1.94%

AIRLINES - 0.82%

Airplanes Pass Through Trust - Series D, Gtd. Sub. Euro
 Notes, 10.88%, 03/15/19                                 $ 296,310     219,164
------------------------------------------------------------------------------
United Air Lines, Inc. - Series 95A2, Pass Through
 Ctfs., 9.56%, 10/19/18                                    425,000     468,133
==============================================================================
                                                                       687,297
==============================================================================

FINANCIAL (DIVERSIFIED) - 1.12%

Beaver Valley II Funding Corp., Sec. Lease
 Obligations Deb., 9.00%, 06/01/17                         250,000     274,633
------------------------------------------------------------------------------
Citicorp Lease - Class A2, Series 1999-1, Pass Through
 Ctfs., 8.04%, 12/15/19 (Acquired 06/01/00-07/14/00;
 Cost $646,875)(a)                                         650,000     661,726
==============================================================================
                                                                       936,359
==============================================================================
  Total Asset-Backed Securities (Cost $1,681,301)                    1,623,656
==============================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 1.08%

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 0.03%

Medium Term Notes,
 8.50%, 03/01/10                                            21,028      21,699
==============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 1.05%

Pass Through Ctfs.,
 7.50%, 04/01/29 to 10/01/29                               867,667     881,390
==============================================================================
  Total U.S. Government Agency Securities
   (Cost $888,383)                                                     903,089
==============================================================================

U.S. TREASURY SECURITIES - 0.77%

U.S. TREASURY BONDS - 0.77%

 6.13%, 11/15/27 (Cost $617,531)                           600,000     645,948
==============================================================================
                                                          SHARES
MONEY MARKET FUNDS - 3.10%

STIC Liquid Assets Portfolio(i)                          1,296,929   1,296,929
------------------------------------------------------------------------------
STIC Prime Portfolio(i)                                  1,296,929   1,296,929
==============================================================================
  Total Money Market Funds (Cost $2,593,858)                         2,593,858
==============================================================================
TOTAL INVESTMENTS - 98.18%
 (Cost $87,659,361)                                                 82,195,638
==============================================================================
OTHER ASSETS LESS LIABILITIES - 1.82%                                1,526,449
==============================================================================
NET ASSETS - 100.00%                                               $83,722,087
==============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Jr.    - Junior
NZD    - New Zealand Dollar
Pfd.   - Preferred
PHONES - Participation Hybrid Option Note Exchangeable Securities
RAPS   - Redeemable and Putable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $6,087,775, which represented 7.27% of the Fund's net assets.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Acquired as part of a unit with or in exchange for other securities.
(h) Non-income producing security.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                       AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $87,659,361)  $82,195,638
------------------------------------------------------------
Foreign currencies, at value (cost $14,491)           14,632
------------------------------------------------------------
Receivables for:
 Investments sold                                    108,021
------------------------------------------------------------
 Fund shares sold                                     67,890
------------------------------------------------------------
 Dividends and interest                            1,717,330
------------------------------------------------------------
Investment for deferred compensation plan             36,997
------------------------------------------------------------
Other assets                                           2,242
============================================================
  Total assets                                    84,142,750
============================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                               20,801
------------------------------------------------------------
 Foreign currency contracts closed                     1,961
------------------------------------------------------------
 Foreign currency contracts outstanding              170,562
------------------------------------------------------------
 Deferred compensation plan                           36,997
------------------------------------------------------------
Accrued advisory fees                                 40,775
------------------------------------------------------------
Accrued administrative services fees                 114,974
------------------------------------------------------------
Accrued operating expenses                            34,593
============================================================
  Total liabilities                                  420,663
============================================================
Net assets applicable to shares outstanding      $83,722,087
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        8,826,663
============================================================
Net asset value                                  $      9.49
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                                         $ 7,648,652
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $2,817)                 194,513
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         119,104
=============================================================================
  Total investment income                                          7,962,269
=============================================================================

EXPENSES:

Advisory fees                                                        546,264
-----------------------------------------------------------------------------
Administrative services fees                                         165,818
-----------------------------------------------------------------------------
Custodian fees                                                        35,181
-----------------------------------------------------------------------------
Trustees' fees                                                         7,390
-----------------------------------------------------------------------------
Other                                                                 67,913
=============================================================================
  Total expenses                                                     822,566
=============================================================================
Less:Expenses paid indirectly                                         (1,000)
=============================================================================
  Net expenses                                                       821,566
=============================================================================
Net investment income                                              7,140,703
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                            (6,302,965)
-----------------------------------------------------------------------------
 Foreign currencies                                                  (59,437)
-----------------------------------------------------------------------------
 Foreign currency contracts                                          754,264
=============================================================================
                                                                  (5,608,138)
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                              (706,551)
-----------------------------------------------------------------------------
 Foreign currencies                                                    7,162
-----------------------------------------------------------------------------
 Foreign currency contracts                                         (218,391)
=============================================================================
                                                                    (917,780)
=============================================================================
Net gain (loss) from investment securities, foreign currencies
 and foreign currency contracts                                   (6,525,918)
=============================================================================
Net increase in net assets resulting from operations             $   614,785
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                       2000          1999
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $  7,140,703  $  6,675,286
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and foreign
  currency contracts                                 (5,608,138)   (4,741,644)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and foreign currency contracts            (917,780)   (3,460,128)
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                      614,785    (1,526,486)
==============================================================================
Distributions to shareholders from net investment
 income                                              (5,315,891)   (6,334,513)
------------------------------------------------------------------------------
Share transactions - net                            (11,085,385)   10,924,224
==============================================================================
  Net increase (decrease) in net assets             (15,786,491)    3,063,225
==============================================================================

NET ASSETS:

 Beginning of year                                   99,508,578    96,445,353
==============================================================================
 End of year                                       $ 83,722,087  $ 99,508,578
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $ 94,877,967  $105,971,017
------------------------------------------------------------------------------
 Undistributed net investment income                  5,514,469     5,259,129
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  foreign currency contracts                        (11,040,299)   (7,009,298)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities, foreign currencies and
  foreign currency contracts                         (5,630,050)   (4,712,270)
==============================================================================
                                                   $ 83,722,087  $ 99,508,578
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are

                       AIM V.I. DIVERSIFIED INCOME FUND
   not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $1,569,472, undistributed net realized gains increased by $1,577,137, and paid-in-capital decreased by $7,665 as a result of differences due to differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,988,395 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

 Outstanding foreign currency contracts at December 31, 2000 were as follows:

                         CONTRACT TO                  UNREALIZED
SETTLEMENT           --------------------             APPRECIATION
   DATE     CURRENCY  DELIVER   RECEIVE     VALUE    (DEPRECIATION)
----------  --------  -------  -------------------------------
03/09/01      AUD      250,000 $  136,262 $  139,152   $  (2,890)
01/10/01      CAD    1,300,000    866,840    866,846          (6)
02/06/01      CAD    3,900,000  2,552,356  2,601,982     (49,626)
01/26/01      EUR    1,000,000    840,150    940,368    (100,218)
01/24/01      GBP      130,000    188,539    194,495      (5,956)
03/30/01      NZD    1,800,000    784,260    796,126     (11,866)
-------------------------------------------------------------------
                               $5,368,407 $5,538,969   $(170,562)
===================================================================

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $165,818 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,409 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $1,000 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,000.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. DIVERSIFIED INCOME FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $65,147,566 and $73,856,510, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $   282,319
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (5,746,174)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(5,463,855)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $87,659,493.

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                     2000                      1999
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           -----------  ------------  ----------  ------------
Sold                         1,240,619  $ 12,355,336   2,074,968  $ 22,313,329
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                     564,919     5,315,891     626,559     6,334,513
-------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                      --            --   1,744,335    18,512,585
-------------------------------------------------------------------------------
Reacquired                  (2,871,198)  (28,756,612) (3,372,508)  (36,236,203)
===============================================================================
                            (1,065,660) $(11,085,385)  1,073,354  $ 10,924,224
_______________________________________________________________________________
===============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Strategic Income Fund ("Variable Strategic Income Fund") and GT Global Variable Global Government Income Fund ("Variable Global Government Income Fund") pursuant to a plan of reorganization approved by Variable Strategic Income Fund's shareholders and Variable Global Government Income Fund's shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 1,744,335 shares of the Fund for 1,088,436 shares of Variable Strategic Income Fund and 587,315 shares of Variable Global Government Income Fund outstanding as of the close of business on October 15, 1999. Variable Strategic Income Fund's net assets at that date were $12,226,436, including ($992,073) of unrealized depreciation, and Variable Global Government Income Fund's net assets at that date were $6,286,149, including ($488,448) of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $85,340,921.

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                         YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------
                                 2000(a)      1999      1998     1997     1996
                                 -------     -------   -------  -------  -------
Net asset value, beginning of
 period                          $ 10.06     $ 10.94   $ 11.29  $ 10.33  $ 10.00
---------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income              0.76        0.64      0.75     0.73     0.73
---------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized and
  unrealized)                      (0.69)      (0.85)    (0.35)    0.24     0.28
=================================================================================
  Total from investment
   operations                       0.07       (0.21)     0.40     0.97     1.01
=================================================================================
Less distributions:
 Dividends from net investment
  income                           (0.64)      (0.67)    (0.57)   (0.01)   (0.68)
---------------------------------------------------------------------------------
 Distributions from net
  realized gains                      --          --     (0.18)      --       --
=================================================================================
  Total distributions              (0.64)      (0.67)    (0.75)   (0.01)   (0.68)
=================================================================================
Net asset value, end of period   $  9.49     $ 10.06   $ 10.94  $ 11.29  $ 10.33
_________________________________________________________________________________
=================================================================================
Total return                        0.80%      (1.92)%    3.58%    9.39%   10.19%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                        $83,722     $99,509   $96,445  $89,319  $63,624
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average
 net assets                         0.90%(b)    0.83%     0.77%    0.80%    0.86%
_________________________________________________________________________________
=================================================================================
Ratio of net investment income
 to average net assets              7.84%(b)    7.20%     6.99%    6.90%    7.09%
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate               74%         83%       50%      52%      76%
_________________________________________________________________________________
=================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $91,043,914.

                       AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                         AIM V.I. GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                        MARKET
                                             SHARES      VALUE
DOMESTIC COMMON STOCKS - 68.68%

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.31%

General Motors Corp. - Class H(a)               6,000 $   138,000
-----------------------------------------------------------------
Univision Communications Inc. - Class A(a)     12,500     511,719
=================================================================
                                                          649,719
=================================================================

COMMUNICATIONS EQUIPMENT - 0.80%

Corning Inc.                                    2,400     126,750
-----------------------------------------------------------------
JDS Uniphase Corp.(a)                           1,600      66,700
-----------------------------------------------------------------
Redback Networks Inc.(a)                        4,900     200,900
=================================================================
                                                          394,350
=================================================================

COMPUTERS (HARDWARE) - 0.22%

Sycamore Networks, Inc.(a)                      2,900     108,025
=================================================================

COMPUTERS (NETWORKING) - 1.15%

Cisco Systems, Inc.(a)                          7,600     290,700
-----------------------------------------------------------------
Juniper Networks, Inc.(a)                       2,200     277,337
=================================================================
                                                          568,037
=================================================================

COMPUTERS (SOFTWARE & SERVICES) - 0.55%

Ariba, Inc.(a)                                  2,800     150,500
-----------------------------------------------------------------
Henry (Jack) & Associates, Inc.                 2,000     124,250
=================================================================
                                                          274,750
=================================================================

ELECTRIC COMPANIES - 30.76%

Allegheny Energy, Inc.                         31,500   1,517,906
-----------------------------------------------------------------
Constellation Energy Group                     30,000   1,351,875
-----------------------------------------------------------------
DTE Energy Co.                                 19,000     739,812
-----------------------------------------------------------------
Duke Energy Corp.                              15,700   1,338,425
-----------------------------------------------------------------
Edison International                           24,000     375,000
-----------------------------------------------------------------
Energy East Corp.                              52,700   1,037,531
-----------------------------------------------------------------
Exelon Corp.                                   20,000   1,404,200
-----------------------------------------------------------------
FPL Group, Inc.                                19,300   1,384,775
-----------------------------------------------------------------
Montana Power Co. (The)                        14,600     302,950
-----------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)                54,900     916,144
-----------------------------------------------------------------
NRG Energy, Inc.(a)                            31,500     876,094
-----------------------------------------------------------------
PG&E Corp.                                     19,000     380,000
-----------------------------------------------------------------
Pinnacle West Capital Corp.                    30,300   1,443,037
-----------------------------------------------------------------
Reliant Energy, Inc.                           18,200     788,287
-----------------------------------------------------------------
Southern Co. (The)                              6,700     222,775
-----------------------------------------------------------------
Southern Energy, Inc.(a)                       14,700     416,194
-----------------------------------------------------------------
Xcel Energy, Inc.                              25,500     741,094
=================================================================
                                                       15,236,099
=================================================================

                                                        MARKET
                                             SHARES      VALUE
ELECTRICAL EQUIPMENT - 0.61%

Active Power, Inc.(a)                           6,900 $   151,369
-----------------------------------------------------------------
Capstone Turbine Corp.(a)                       5,400     151,200
=================================================================
                                                          302,569
=================================================================

ELECTRONICS (SEMICONDUCTORS) - 1.01%

SDL, Inc.(a)                                    2,300     340,831
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                  2,900     160,406
=================================================================
                                                          501,237
=================================================================

ENGINEERING & CONSTRUCTION - 0.78%

Quanta Services, Inc.(a)                       12,000     386,250
=================================================================

NATURAL GAS - 12.66%

Dynegy Inc. - Class A                          30,100   1,687,481
-----------------------------------------------------------------
El Paso Energy Corp.                            8,000     573,000
-----------------------------------------------------------------
Enron Corp.                                    11,000     914,375
-----------------------------------------------------------------
KeySpan Corp.                                   5,000     211,875
-----------------------------------------------------------------
NiSource Inc.                                  48,000   1,476,000
-----------------------------------------------------------------
Williams Cos., Inc. (The)                      35,300   1,409,794
=================================================================
                                                        6,272,525
=================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.71%

Apache Corp.                                    5,000     350,312
=================================================================

POWER PRODUCERS (INDEPENDENT) - 1.41%

AES Corp. (The)(a)                             12,600     697,725
=================================================================

SERVICES (COMMERCIAL & CONSUMER) - 0.75%

Convergys Corp.(a)                              8,200     371,562
=================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.32%

Level 3 Communications, Inc.(a)                 5,000     164,063
-----------------------------------------------------------------
Openwave Systems Inc.(a)                        6,900     330,769
-----------------------------------------------------------------
Western Wireless Corp. - Class A(a)             4,100     160,669
=================================================================
                                                          655,501
=================================================================

TELEPHONE - 14.64%

BellSouth Corp.                                13,400     548,563
-----------------------------------------------------------------
Broadwing Inc.(a)                              39,924     910,766
-----------------------------------------------------------------
CenturyTel, Inc.                               16,500     589,875
-----------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                   42,600     601,725
-----------------------------------------------------------------
Qwest Communications International Inc.(a)     16,400     672,400
-----------------------------------------------------------------
SBC Communications Inc.                        39,497   1,885,982
-----------------------------------------------------------------
Time Warner Telecom Inc. - Class A(a)          10,200     647,063
-----------------------------------------------------------------
Verizon Communications Inc.                    27,886   1,397,786
=================================================================
                                                        7,254,160
=================================================================
  Total Domestic Common Stocks
   (Cost $25,126,004)                                  34,022,821
=================================================================

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                      MARKET
                                                           SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 14.74%

BERMUDA - 0.10%

Global Crossing Ltd.
 (Telecommunications - Long Distance)(a)                      3,385 $    48,448
===============================================================================

BRAZIL - 0.68%

Companhia Paranaense de Energia - Copel - ADR (Electric
 Companies)                                                  40,000     337,500
===============================================================================

CANADA - 1.30%

Nortel Networks Corp. (Communications Equipment)              5,700     182,756
-------------------------------------------------------------------------------
TELUS Corp. (Telephone)                                       4,955     137,244
-------------------------------------------------------------------------------
TELUS Corp. - Class A (Telephone)                             1,651      43,198
-------------------------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)                          11,400     278,588
===============================================================================
                                                                        641,786
===============================================================================

FINLAND - 0.90%

Nokia Oyj - ADR (Communications Equipment)                   10,200     443,700
===============================================================================

FRANCE - 1.45%

Suez Lyonnaise des Eaux S.A.
 (Manufacturing - Diversified)                                2,700     493,142
-------------------------------------------------------------------------------
TotalFinaElf S.A. (Oil - International Integrated)            1,500     223,118
===============================================================================
                                                                        716,260
===============================================================================

GERMANY - 0.65%

E.On A.G. (Manufacturing - Diversified)(a)                    5,320     323,724
===============================================================================

ITALY - 1.88%

ACEA S.p.A. (Water Utilities)                                40,000     473,281
-------------------------------------------------------------------------------
AEM S.p.A. (Electric Companies)                              68,100     200,161
-------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                            43,100     259,028
===============================================================================
                                                                        932,470
===============================================================================

JAPAN - 1.06%

Nippon Telegraph & Telephone Corp. (Telecommunications -
  Long Distance)                                                 12      86,374
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR
 (Telecommunications - Long Distance)                         3,100     110,631
-------------------------------------------------------------------------------
NTT DoCoMo, Inc.
 (Telecommunications - Cellular/Wireless)                        19     327,357
===============================================================================
                                                                        524,362
===============================================================================

SOUTH KOREA - 0.49%

Korea Telecom Corp. -  ADR (Telephone)                        7,812     242,172
===============================================================================

SPAIN - 2.05%

Endesa S.A. (Electric Companies)                             23,600     402,233
-------------------------------------------------------------------------------
Telefonica S.A. (Telephone)(a)                               37,264     615,873
===============================================================================
                                                                      1,018,106
===============================================================================

                                                                     MARKET
                                                          SHARES      VALUE
UNITED KINGDOM - 4.18%

Amdocs Ltd.
 (Telecommunications -  Cellular/Wireless)(a)                4,000 $   265,000
------------------------------------------------------------------------------
COLT Telecom Group PLC (Telephone)(a)                       13,000     279,920
------------------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                           56,874     330,820
------------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)                13,113     119,314
------------------------------------------------------------------------------
ScottishPower PLC (Electric Companies)                      72,350     572,299
------------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                      15,000     149,156
------------------------------------------------------------------------------
Vodafone Group PLC
 (Telecommunications -  Cellular/Wireless)                  96,996     356,069
==============================================================================
                                                                     2,072,578
==============================================================================
  Total Foreign Stocks & Other Equity Interests (Cost
   $7,129,213)                                                       7,301,106
==============================================================================

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 3.45%

ELECTRIC COMPANIES - 0.40%

SEI Trust I - Series A, $3.13 Conv. Pfd.                     3,200     198,400
==============================================================================

NATURAL GAS - 1.44%

El Paso Energy Cap Trust I - $2.38 Conv. Pfd.                8,000     712,000
==============================================================================

POWER PRODUCERS (INDEPENDENT) - 1.40%

Calpine Capital Trust III - $2.50 Conv. Pfd. (Acquired
 08/03/00; Cost $575,000)(b)                                11,500     694,313
==============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.21%

MediaOne Group, Inc. - $3.04 Conv. Pfd.                      3,000     106,875
==============================================================================
  Total Domestic Convertible Preferred Stocks
   (Cost $1,323,743)                                                 1,711,588
==============================================================================
                                                         PRINCIPAL
                                                          AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES - 4.09%

COMMUNICATIONS EQUIPMENT - 0.20%

Corning Inc., Sr. Conv. Unsec. Deb., 2.07%, 11/08/15(c)  $ 142,000     101,352
==============================================================================

COMPUTERS (HARDWARE) - 0.67%

Candescent Technologies Corp., Sr. Conv. Unsec.
 Gtd. Sub. Deb., 8.00%, 05/01/03 (Acquired 04/17/98-
 07/12/99; Cost $426,925)(b)(d)                            452,000     329,960
==============================================================================

ELECTRIC COMPANIES - 0.70%

Arizona Public Service Co., Deb., 8.00%, 12/30/15           75,000      76,791
------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 09/26/00; Cost $160,000)(b)                     270,000     270,802
==============================================================================
                                                                       347,593
==============================================================================

NATURAL GAS - 2.01%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18              100,000      94,418
------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12                400,000     435,528
------------------------------------------------------------------------------
Limestone Electron Trust, Sr. Notes, 8.63%, 03/15/03
 (Acquired 03/15/00; Cost $450,000)(b)                     450,000     463,410
==============================================================================
                                                                       993,356
==============================================================================

                         AIM V.I. GLOBAL UTILITIES FUND

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
POWER PRODUCERS (INDEPENDENT) - 0.21%

AES Corp. (The), Sr. Unsec. Sub. Notes, 10.25%,
 07/15/06                                               $ 100,000 $   103,750
==============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.30%

AT&T Corp., Sr. Unsec. Notes, 7.75%, 03/01/07             150,000     149,718
==============================================================================
  Total U.S. Dollar Denominated Bonds & Notes (Cost
   $2,112,553)                                                      2,025,729
==============================================================================
                                                        PRINCIPAL
                                                        AMOUNT(e)
NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 1.91%

CANADA - 0.68%

Clearnet Communications Inc. (Telecommunications -
 Cellular/Wireless), Sr. Unsec. Disc. Notes, 10.75%,
 02/15/09(f)                                        CAD   300,000     160,489
------------------------------------------------------------------------------
Teleglobe Canada Inc. (Telephone), Unsec. Deb., 8.35%,
 06/20/03                                           CAD   100,000      68,921
------------------------------------------------------------------------------
TransCanada PipeLines Ltd. (Natural Gas) - Series Q,
 Deb., 10.63%, 10/20/09                             CAD   125,000     105,934
==============================================================================
                                                                      335,344
==============================================================================

UNITED KINGDOM - 1.23%

National Grid Co. PLC (Electric Companies), Conv.
 Bonds,
 4.25%, 02/17/08 (Acquired 02/05/98;
 Cost $397,800)(b)                                  GBP   240,000     536,495
------------------------------------------------------------------------------
 Series RG, 4.25%, 02/17/08                         GBP    32,000      73,569
==============================================================================
                                                                      610,064
==============================================================================
  Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
   $774,039)                                                          945,408
==============================================================================
                                                         SHARES
MONEY MARKET FUNDS - 8.64%

STIC Liquid Assets Portfolio(g)                         2,139,922   2,139,922
------------------------------------------------------------------------------
STIC Prime Portfolio(g)                                 2,139,922   2,139,922
==============================================================================
  Total Money Market Funds (Cost $4,279,844)                        4,279,844
==============================================================================
TOTAL INVESTMENTS - 101.51%
 (Cost $40,745,396)                                                50,286,496
==============================================================================
LIABILITIES LESS OTHER ASSETS - (1.51%)                              (750,274)
==============================================================================
NET ASSETS - 100.00%                                              $49,536,222
______________________________________________________________________________
==============================================================================


Investment Abbreviations:
ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $2,294,980, which represented 4.63% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $40,745,396)  $50,286,496
------------------------------------------------------------
Foreign currencies, at value (cost $317,807)         348,795
------------------------------------------------------------
Receivables for:
 Investments sold                                    248,519
------------------------------------------------------------
 Fund shares sold                                    200,937
------------------------------------------------------------
 Dividends and interest                              140,152
------------------------------------------------------------
Investment for deferred compensation plan             32,424
============================================================
  Total assets                                    51,257,323
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,555,732
------------------------------------------------------------
 Fund shares reacquired                                1,328
------------------------------------------------------------
 Deferred compensation plan                           32,424
------------------------------------------------------------
Accrued advisory fees                                 25,867
------------------------------------------------------------
Accrued administrative services fees                  69,811
------------------------------------------------------------
Accrued operating expenses                            35,939
============================================================
  Total liabilities                                1,721,101
============================================================
Net assets applicable to shares outstanding      $49,536,222
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        2,341,389
============================================================
Net asset value                                  $     21.16
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $22,422)            $   607,173
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         266,926
-----------------------------------------------------------------------------
Interest                                                             227,725
=============================================================================
  Total investment income                                          1,101,824
=============================================================================

EXPENSES:

Advisory fees                                                        307,312
-----------------------------------------------------------------------------
Administrative services fees                                         111,856
-----------------------------------------------------------------------------
Custodian fees                                                        39,344
-----------------------------------------------------------------------------
Trustees' fees                                                         7,071
-----------------------------------------------------------------------------
Printing                                                              22,142
-----------------------------------------------------------------------------
Professional fees                                                     21,840
-----------------------------------------------------------------------------
Other                                                                  9,922
=============================================================================
  Total expenses                                                     519,487
=============================================================================
Less:Expenses paid indirectly                                           (201)
-----------------------------------------------------------------------------
  Net expenses                                                       519,286
=============================================================================
Net investment income                                                582,538
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                             3,407,527
-----------------------------------------------------------------------------
 Foreign currencies                                                  (26,867)
-----------------------------------------------------------------------------
 Option contracts written                                             22,074
=============================================================================
                                                                   3,402,734
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (5,729,841)
-----------------------------------------------------------------------------
 Foreign currencies                                                   34,247
=============================================================================
                                                                 (5,695,594)
=============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                             (2,292,860)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(1,710,322)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000         1999
                                                   -----------  -----------
OPERATIONS:

 Net investment income                             $   582,538  $   534,482
----------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts            3,402,734    1,996,896
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                                (5,695,594)   7,366,001
============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                  (1,710,322)   9,897,379
============================================================================
Distributions to shareholders from net investment
 income                                               (500,978)    (618,958)
----------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (1,969,536)          --
----------------------------------------------------------------------------
Share transactions - net                            13,944,792    2,360,217
============================================================================
  Net increase in net assets                         9,763,956   11,638,638
============================================================================

NET ASSETS:

 Beginning of year                                  39,772,266   28,133,628
============================================================================
 End of year                                       $49,536,222  $39,772,266
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $36,003,702  $22,058,910
----------------------------------------------------------------------------
 Undistributed net investment income                   496,709      478,129
----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and option
  contracts                                          3,463,156    1,966,978
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                             9,572,655   15,268,249
============================================================================
                                                   $49,536,222  $39,772,266
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high total return.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such

                        AIM V.I. GLOBAL UTILITIES FUND
   securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $62,980 and undistributed net realized gains increased by $62,980 as a result of book/tax differences due to foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $111,856 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,353 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $201 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $201.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                        AIM V.I. GLOBAL UTILITIES FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $33,018,234 and $21,613,130, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $11,542,429
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,002,882)
==========================================================================
Net unrealized appreciation of investment securities          $ 9,539,547
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $40,746,949.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   ----------------
Beginning of year      --    $     --
--------------------------------------
Written                98      24,205
--------------------------------------
Closed                (98)    (24,205)
======================================
End of year            --    $     --
______________________________________
======================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                   1999
                           ---------------------  ---------------------
                            SHARES     AMOUNT      SHARES     AMOUNT
                           --------  -----------  --------  -----------
Sold                        794,317  $18,939,179   482,016  $ 8,991,351
------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  115,824    2,470,514    28,722      618,958
------------------------------------------------------------------------
Reacquired                 (313,018)  (7,464,901) (386,649)  (7,250,092)
========================================================================
                            597,123  $13,944,792   124,089  $ 2,360,217
________________________________________________________________________
========================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                              ----------------------------------------------
                              2000(a)     1999(a)   1998     1997     1996
                              -------     -------  -------  -------  -------
Net asset value, beginning
 of period                    $ 22.80     $ 17.36  $ 15.26  $ 12.55  $ 11.64
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income           0.29        0.32     0.35     0.32     0.40
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)               (0.80)       5.49     2.15     2.40     0.99
================================================================================
  Total from investment
   operations                   (0.51)       5.81     2.50     2.72     1.39
================================================================================
Less distributions:
 Dividends from net
  investment income             (0.23)      (0.37)   (0.28)      --    (0.41)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains                (0.90)         --    (0.12)   (0.01)   (0.07)
================================================================================
  Total distributions           (1.13)      (0.37)   (0.40)   (0.01)   (0.48)
================================================================================
Net asset value, end of
 period                       $ 21.16     $ 22.80  $ 17.36  $ 15.26  $ 12.55
________________________________________________________________________________
================================================================================
Total return                    (2.28)%     33.56%   16.49%   21.63%   12.07%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)               $49,536     $39,772  $28,134  $22,079  $13,576
________________________________________________________________________________
================================================================================
Ratio of expenses to average
 net assets                      1.10%(b)    1.14%    1.11%    1.28%    1.40%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment
 income to average net
 assets                          1.23%(b)    1.72%    2.46%    2.81%    3.56%
________________________________________________________________________________
================================================================================
Portfolio turnover rate            50%         45%      32%      28%      47%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $47,278,796.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.

                        AIM V.I. GLOBAL UTILITIES FUND
                                      FS-74

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE


U.S. GOVERNMENT AGENCY SECURITIES - 63.31%

CONSUMER FINANCE - 0.34%

Asian Development Bank (Multi-National), Yankee Deb.,
 8.00%, 04/30/01                                         $  200,000 $   201,020
-------------------------------------------------------------------------------
Financial Assistance Corp., Bonds, 9.38%, 07/21/03           75,000      81,655
===============================================================================
Total Consumer Finance (Cost $281,040)                                  282,675
===============================================================================

FEDERAL HOME LOAN BANK - 9.75%

Debentures,
 7.25%, 05/13/05                                          2,900,000   3,064,256
-------------------------------------------------------------------------------
 8.00%, 05/24/05                                          1,860,000   1,905,496
-------------------------------------------------------------------------------
 8.10%, 05/24/05                                          2,720,000   2,790,230
-------------------------------------------------------------------------------
Medium term notes,
 8.17%, 12/16/04                                            400,000     434,084
===============================================================================
                                                                      8,194,066
===============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
 ("FHLMC") - 14.75%

Pass through certificates,
 6.00%, 11/01/08 to 09/01/13                                923,076     920,358
-------------------------------------------------------------------------------
 6.50%, 12/01/08 to 08/01/28                              3,646,930   3,624,198
-------------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                                821,219     831,780
-------------------------------------------------------------------------------
 10.50%, 08/01/19                                            82,377      89,455
-------------------------------------------------------------------------------
 8.50%, 09/01/20 to 12/01/26                              1,635,142   1,699,115
-------------------------------------------------------------------------------
 8.00%, 11/01/29 to 02/01/30                              5,100,992   5,226,884
===============================================================================
                                                                     12,391,790
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 27.31%

Debentures,
 7.55%, 04/22/02                                            400,000     409,144
-------------------------------------------------------------------------------
 7.13%, 02/15/05                                          2,700,000   2,836,161
-------------------------------------------------------------------------------
 7.25%, 01/15/10 TO 05/15/30                              2,400,000   2,679,262
-------------------------------------------------------------------------------
 6.63%, 11/15/10                                            800,000     839,176
-------------------------------------------------------------------------------
Medium term notes,
 6.69%, 08/07/01                                            500,000     502,110
-------------------------------------------------------------------------------
 7.38%, 03/28/05                                            300,000     317,367
-------------------------------------------------------------------------------
Pass through certificates,
 7.00%, 03/01/04 to 01/01/28(a)                          10,156,803  10,227,042
-------------------------------------------------------------------------------
 7.50%, 11/01/09 to 07/01/27                              1,414,903   1,444,539
-------------------------------------------------------------------------------
 6.50%, 10/01/10 to 09/01/27                              1,337,086   1,344,581
-------------------------------------------------------------------------------
 8.50%, 09/01/24 to 02/01/25                                819,872     851,126
-------------------------------------------------------------------------------
 8.00%, 02/01/30                                            914,560     936,564
-------------------------------------------------------------------------------
STRIPS,(b)
 7.37%, 10/09/19                                          1,800,000     551,862
===============================================================================
                                                                     22,938,934
===============================================================================

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -
  9.33%

Pass through certificates,
 9.50%, 08/15/03 to 09/15/16                         $   33,043 $    34,733
---------------------------------------------------------------------------
 7.50%, 03/15/08 to 08/15/28                          1,718,421   1,753,985
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                             71,746      74,889
---------------------------------------------------------------------------
 11.00%, 10/15/15                                        24,884      27,248
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            18,013      19,708
---------------------------------------------------------------------------
 10.00%, 06/15/19                                       491,513     525,147
---------------------------------------------------------------------------
 6.50%, 12/15/23                                        334,452     334,870
---------------------------------------------------------------------------
 8.00%, 07/15/24 to 07/15/26                          2,095,915   2,161,505
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          2,876,822   2,901,995
===============================================================================
                                                                  7,834,080
===============================================================================

PRIVATE EXPORT FUNDING COMPANY - 1.65%

Debentures,
 7.30%, 01/31/02                                        300,000     304,698
---------------------------------------------------------------------------
 7.65%, 05/15/06                                      1,000,000   1,085,450
===========================================================================
                                                                  1,390,148
===========================================================================

STUDENT LOAN MARKETING ASSOCIATION - 0.18%

Debentures,
 6.50%, 08/01/02                                        150,000     151,684
===========================================================================
Total U.S. Government Agency Securities
 (Cost $52,286,423)                                              53,183,377
===========================================================================

U.S. TREASURY SECURITIES - 24.43%

U.S. TREASURY NOTES - 16.12%

6.75%, 05/15/05(c)                                    3,000,000   3,195,750
---------------------------------------------------------------------------
7.88%, 11/15/07                                       1,150,000   1,199,691
---------------------------------------------------------------------------
6.50%, 02/15/10                                       5,000,000   5,472,850
---------------------------------------------------------------------------
5.75%, 08/15/10(c)                                    3,500,000   3,668,980
===========================================================================
                                                                 13,537,271
===========================================================================

U.S. TREASURY BONDS - 7.08%

9.25%, 02/15/16                                         550,000     759,632
---------------------------------------------------------------------------
7.63%, 02/15/25                                         550,000     696,360
---------------------------------------------------------------------------
6.88%, 08/15/25                                         500,000     584,665
---------------------------------------------------------------------------
6.25%, 05/15/30                                       3,500,000   3,907,960
===========================================================================
                                                                  5,948,617
===========================================================================

U.S. TREASURY STRIPS - 1.23%(B)

5.38%, 05/15/06                                         750,000     572,183
---------------------------------------------------------------------------
6.80%, 11/15/18                                       1,250,000     456,963
===========================================================================
                                                                  1,029,146
===========================================================================
Total U.S. Treasury Securities (Cost $19,874,861)                20,515,034
===========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                       MARKET
                                            SHARES      VALUE
MONEY MARKET FUNDS - 18.52%

STIT Government & Agency Portfolio
 (Cost $15,559,215)(d)                   15,559,215 $15,559,215
================================================================
TOTAL INVESTMENTS - 106.26%
 (Cost $87,720,499)                                  89,257,626
================================================================
LIABILITIES LESS OTHER ASSETS - (6.26%)              (5,255,552)
================================================================
NET ASSETS - 100.00%                                $84,002,074
================================================================

INVESTMENT ABBREVIATIONS:
Deb.   -Debenture
STRIPS -Separately Traded Registered Interest and Principal Security

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 12/31/00.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $87,720,499)  $89,257,626
------------------------------------------------------------
Receivables for:
 Investments sold                                  4,108,958
------------------------------------------------------------
 Fund shares sold                                  5,322,030
------------------------------------------------------------
 Dividends and interest                              816,701
------------------------------------------------------------
 Principal paydowns                                    2,305
------------------------------------------------------------
Investment for deferred compensation plan             36,389
------------------------------------------------------------
Other assets                                           2,676
============================================================
  Total assets                                    99,546,685
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             8,110,625
------------------------------------------------------------
 Fund shares reacquired                              306,012
------------------------------------------------------------
 Reverse repurchase agreements                     6,941,875
------------------------------------------------------------
 Interest expense                                      4,654
------------------------------------------------------------
 Deferred compensation plan                           36,389
------------------------------------------------------------
Accrued advisory fees                                 32,300
------------------------------------------------------------
Accrued administrative services fees                  92,837
------------------------------------------------------------
Accrued operating expenses                            19,919
============================================================
  Total liabilities                               15,544,611
============================================================
Net assets applicable to shares outstanding      $84,002,074
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        7,524,229
============================================================
Net asset value                                  $     11.16
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                                        $4,657,517
---------------------------------------------------------------------------
Dividends from affiliated money market funds                       363,161
===========================================================================
  Total investment income                                        5,020,678
===========================================================================

EXPENSES:

Advisory fees                                                      358,276
---------------------------------------------------------------------------
Administrative services fees                                       150,192
---------------------------------------------------------------------------
Custodian fees                                                      29,699
---------------------------------------------------------------------------
Trustees' fees                                                       6,747
---------------------------------------------------------------------------
Interest                                                            88,642
---------------------------------------------------------------------------
Other                                                               65,192
===========================================================================
  Total expenses                                                   698,748
===========================================================================
Less: Expenses paid indirectly                                        (122)
===========================================================================
  Net expenses                                                     698,626
===========================================================================
Net investment income                                            4,322,052
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES

Net realized gain (loss) from investment securities               (921,238)
---------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities   3,668,816
---------------------------------------------------------------------------
Net gain from investment securities                              2,747,578
===========================================================================
Net increase in net assets resulting from operations            $7,069,630
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:

 Net investment income                               $ 4,322,052  $ 3,628,296
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities    (921,238)  (1,304,878)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities              3,668,816   (3,043,863)
------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from operations                                     7,069,630     (720,445)
------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income                                               (3,633,258)  (2,511,433)
------------------------------------------------------------------------------
Share transactions - net                               9,804,480   15,808,419
------------------------------------------------------------------------------
  Net increase in net assets                          13,240,852   12,576,541
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    70,761,222   58,184,681
==============================================================================
 End of year                                         $84,002,074  $70,761,222
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $80,669,298  $70,864,760
------------------------------------------------------------------------------
 Undistributed net investment income                   4,287,354    3,602,402
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (2,491,705)  (1,574,251)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                1,537,127   (2,131,689)
==============================================================================
                                                     $84,002,074  $70,761,222
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. B.Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal

                      AIM V.I. GOVERNMENT SECURITIES FUND
   payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
    Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
    Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $3,842, undistributed net realized gains were increased by $3,784 and paid in capital was increased by $58 as a result of differing book/tax treatment of principal paydown gains/(losses). Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $2,472,134 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $150,192 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,383 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $122 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $122.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
 The maximum amount outstanding during the year ended December 31, 2000 was $6,941,875 while borrowings averaged $1,626,430 per day with a weighted average interest rate of 5.41%.
 The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $65,093,706 and $57,456,190, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,650,066
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (112,939)
=========================================================================
Net unrealized appreciation of investment securities          $1,537,127
_________________________________________________________________________
=========================================================================

Cost of investments for tax purposes is $87,720,499.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                      1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,420,711  $ 26,835,386   3,277,124  $ 36,037,021
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    327,911     3,633,258     235,153     2,511,433
------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                     --            --     465,003     5,110,012
------------------------------------------------------------------------------
Reacquired                 (1,884,206)  (20,664,164) (2,523,037)  (27,850,047)
==============================================================================
                              864,416  $  9,804,480   1,454,243  $ 15,808,419
______________________________________________________________________________
==============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable U.S. Government Income Fund (Variable U.S. Government Income Fund) pursuant to a plan of reorganization approved by Variable U.S. Government Income Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 465,003 shares of the Fund for 482,118 shares of Variable U.S. Government Income Fund outstanding as of the close of business on October, 15, 1999. Variable U.S. Government Income Fund's net assets at that date were $5,110,012, including ($270,877) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,275,738.

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                       YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                               2000(a)     1999(a)   1998(a)   1997     1996
                               -------     -------   -------  -------  -------
Net asset value, beginning of
 period                        $ 10.63     $ 11.18   $ 10.67  $  9.87  $ 10.17
-------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income            0.66        0.63      0.63     0.59     0.58
-------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)                 0.41       (0.78)     0.20     0.22    (0.35)
===============================================================================
  Total from investment
   operations                     1.07       (0.15)     0.83     0.81     0.23
===============================================================================
Less dividends from net
 investment income               (0.54)      (0.40)    (0.32)   (0.01)   (0.53)
===============================================================================
Net asset value, end of
 period                        $ 11.16     $ 10.63   $ 11.18  $ 10.67  $  9.87
_______________________________________________________________________________
===============================================================================
Total return                     10.12%      (1.32)%    7.73%    8.16%    2.29%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $84,002     $70,761   $58,185  $33,800  $24,527
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average
 net assets (including
 interest expense):               0.97%(b)    0.90%     0.76%    0.87%    0.91%
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average
 net assets (excluding
 interest expense):               0.85%(b)    0.80%     0.76%    0.87%    0.91%
_______________________________________________________________________________
===============================================================================
Ratio of net investment
 income to average net assets     6.03%(b)    5.75%     5.70%    5.85%    5.80%
_______________________________________________________________________________
===============================================================================
Ratio of interest expense to
 average net assets               0.12%(b)    0.10%       --       --       --
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate             87%         41%       78%      66%      32%
_______________________________________________________________________________
===============================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $71,655,187.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                              /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                              AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                 SHARES     MARKET VALUE

DOMESTIC COMMON STOCKS - 86.21%

BEVERAGES (NON-ALCOHOLIC) - 2.03%

PepsiCo, Inc.                                       360,000 $ 17,842,500
========================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.55%

AT&T Corp - Liberty Media Corp. - Class A(a)        359,000    4,868,937
========================================================================

COMMUNICATIONS EQUIPMENT - 4.54%

Comverse Technology, Inc.(a)                        199,600   21,681,550
------------------------------------------------------------------------
Corning Inc.                                        345,000   18,220,312
========================================================================
                                                              39,901,862
========================================================================

COMPUTERS (HARDWARE) - 1.42%

Palm, Inc.(a)                                       201,000    5,690,812
------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                           244,000    6,801,500
========================================================================
                                                              12,492,312
========================================================================

COMPUTERS (NETWORKING) - 5.84%

Cisco Systems, Inc.(a)                              602,100   23,030,325
------------------------------------------------------------------------
Emulex Corp.(a)                                      99,500    7,953,781
------------------------------------------------------------------------
Extreme Networks, Inc.(a)                           171,000    6,690,375
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                           108,200   13,639,962
========================================================================
                                                              51,314,443
========================================================================

COMPUTERS (PERIPHERALS) - 5.38%

Brocade Communications Systems, Inc.(a)             188,000   17,260,750
------------------------------------------------------------------------
EMC Corp.(a)                                        370,000   24,605,000
------------------------------------------------------------------------
QLogic Corp.(a)                                      70,100    5,397,700
========================================================================
                                                              47,263,450
========================================================================

COMPUTERS (SOFTWARE & SERVICES) - 10.53%

Adobe Systems Inc.                                   67,400    3,921,837
------------------------------------------------------------------------
Ariba, Inc.(a)                                       66,300    3,563,625
------------------------------------------------------------------------
BEA Systems, Inc.(a)                                160,000   10,770,000
------------------------------------------------------------------------
i2 Technologies, Inc.(a)                             87,000    4,730,625
------------------------------------------------------------------------
Intuit Inc.(a)                                       93,000    3,667,687
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                        132,000   11,913,000
------------------------------------------------------------------------
Oracle Corp.(a)                                     810,000   23,540,625
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 121,000    4,499,687
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                             133,000    8,994,125
------------------------------------------------------------------------
VERITAS Software Corp.(a)                           194,500   17,018,750
========================================================================
                                                              92,619,961
========================================================================

CONSUMER FINANCE - 2.10%

Capital One Financial Corp.                         160,000   10,530,000
------------------------------------------------------------------------
MBNA Corp.                                          214,500    7,923,094
========================================================================
                                                              18,453,094
========================================================================

                                              SHARES     MARKET VALUE

ELECTRICAL EQUIPMENT - 3.75%

General Electric Co.                             524,000 $ 25,119,250
---------------------------------------------------------------------
Sanmina Corp.(a)                                 103,000    7,892,375
=====================================================================
                                                           33,011,625
=====================================================================

ELECTRONICS (INSTRUMENTATION) - 1.51%

Agilent Technologies, Inc.(a)                    242,000   13,249,500
=====================================================================

ELECTRONICS (SEMICONDUCTORS) - 2.43%

Analog Devices, Inc.(a)                           83,700    4,284,394
---------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                  102,000    7,654,781
---------------------------------------------------------------------
Linear Technology Corp.                           90,800    4,199,500
---------------------------------------------------------------------
TranSwitch Corp.(a)                              133,200    5,211,450
=====================================================================
                                                           21,350,125
=====================================================================

FINANCIAL (DIVERSIFIED) - 8.45%

American Express Co.                             469,600   25,798,650
---------------------------------------------------------------------
Citigroup Inc.                                   593,800   30,320,913
---------------------------------------------------------------------
Fannie Mae                                       105,000    9,108,750
---------------------------------------------------------------------
Freddie Mac                                      131,600    9,063,950
=====================================================================
                                                           74,292,263
=====================================================================

HEALTH CARE (DIVERSIFIED) - 1.24%

IVAX Corp.(a)                                    284,600   10,900,180
=====================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.20%

Forest Laboratories, Inc.(a)                      54,900    7,294,838
---------------------------------------------------------------------
Genentech, Inc.(a)                               148,000   12,062,000
=====================================================================
                                                           19,356,838
=====================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 5.90%

Allergan, Inc.                                   107,500   10,407,344
---------------------------------------------------------------------
Merck & Co., Inc.                                230,000   21,533,750
---------------------------------------------------------------------
Pfizer Inc.                                      434,300   19,977,800
=====================================================================
                                                           51,918,894
=====================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.19%

HCA-Healthcare Co. (The)                         228,000   10,034,280
---------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        207,000    9,198,563
=====================================================================
                                                           19,232,843
=====================================================================

HEALTH CARE (MANAGED CARE) - 2.45%

CIGNA Corp.                                       75,000    9,922,500
---------------------------------------------------------------------
UnitedHealth Group Inc.                          190,000   11,661,250
=====================================================================
                                                           21,583,750
=====================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.97%

Applera Corp.-Applied Biosystems Group            91,000    8,559,688
=====================================================================

                              AIM V.I. GROWTH FUND

                                                                    MARKET
                                                      SHARES        VALUE


HEALTH CARE (SPECIALIZED SERVICES) - 1.47%

Alza Corp.(a)                                            266,500 $ 11,326,250
-----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                                 11,100    1,576,200
=============================================================================
                                                                   12,902,450
=============================================================================

INSURANCE (LIFE/HEALTH) - 0.55%

AFLAC, Inc.                                               67,000    4,836,563
=============================================================================

INVESTMENT BANKING/BROKERAGE - 2.33%

Merrill Lynch & Co., Inc.                                300,300   20,476,706
=============================================================================

LEISURE TIME (PRODUCTS) - 0.60%

Harley-Davidson, Inc.                                    131,800    5,239,050
=============================================================================

MANUFACTURING (DIVERSIFIED) - 1.28%

United Technologies Corp.                                143,000   11,243,375
=============================================================================

NATURAL GAS - 4.03%

Dynegy Inc. - Class A                                    324,000   18,164,250
-----------------------------------------------------------------------------
Enron Corp.                                              130,000   10,806,250
-----------------------------------------------------------------------------
Williams Cos., Inc. (The)                                161,100    6,433,931
=============================================================================
                                                                   35,404,431
=============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 1.12%

Baker Hughes Inc.                                        237,900    9,887,719
=============================================================================

POWER PRODUCERS (INDEPENDENT) - 4.20%

AES Corp. (The)(a)                                       322,000   17,830,750
-----------------------------------------------------------------------------
Calpine Corp.(a)                                         423,000   19,061,438
=============================================================================
                                                                   36,892,188
=============================================================================

RETAIL (DEPARTMENT STORES) - 0.86%

Kohl's Corp.(a)                                          124,000    7,564,000
=============================================================================

RETAIL (FOOD CHAINS) - 1.42%

Safeway Inc.(a)                                          200,000   12,500,000
=============================================================================

RETAIL (SPECIALTY) - 0.78%

Bed Bath & Beyond Inc.(a)                                306,900    6,866,888
=============================================================================

SERVICES (ADVERTISING/MARKETING) - 0.50%

TMP Worldwide, Inc.(a)                                    80,200    4,411,000
=============================================================================

SERVICES (DATA PROCESSING) - 1.53%

DST Systems, Inc.(a)                                      60,900    4,080,300
-----------------------------------------------------------------------------
First Data Corp.                                         177,500    9,352,031
=============================================================================
                                                                   13,432,331
=============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.06%

Openwave Systems Inc.(a)                                 205,000    9,827,188
-----------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                          141,000    8,248,500
=============================================================================
                                                                   18,075,688
=============================================================================
 Total Domestic Common Stocks
   (Cost $717,227,808)                                            757,944,654
=============================================================================

                                                                    MARKET
                                                      SHARES        VALUE


FOREIGN STOCKS & OTHER EQUITY INTERESTS - 9.61%

BERMUDA - 3.08%

Tyco International Ltd.
 (Manufacturing - Diversified)                           488,500 $ 27,111,750
=============================================================================

CANADA - 1.05%

Celestica Inc. (Electronics - Semiconductors)(a)         170,000    9,222,500
=============================================================================

FRANCE - 0.18%

Alcatel S.A. - ADR (Communications Equipment)             27,500    1,538,281
=============================================================================

HONG KONG - 1.18%

China Mobile Ltd.
 (Telecommunications - Cellular/Wireless)(a)           1,900,800   10,381,692
=============================================================================

ISRAEL - 2.81%

Check Point Software Technologies Ltd.
 (Computers - Software & Services)(a)                    138,500   18,498,406
------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd. - ADR (Health
 Care - Drugs - Generic & Other)                          84,700    6,204,275
=============================================================================
                                                                   24,702,681
=============================================================================

SINGAPORE - 0.50%

Flextronics International Ltd.
 (Manufacturing - Specialized)(a)                        155,000    4,417,500
=============================================================================

UNITED KINGDOM - 0.81%

Amdocs Ltd.
 (Telecommunications - Cellular/Wireless)(a)             107,000    7,088,750
=============================================================================
 Total Foreign Stocks & Other Equity Interests
  (Cost $78,539,380)                                               84,463,154
=============================================================================

MONEY MARKET FUNDS - 5.39%

STIC Liquid Assets Portfolio(b)                       23,720,685   23,720,685
-----------------------------------------------------------------------------
STIC Prime Portfolio(b)                               23,720,685   23,720,685
=============================================================================
 Total Money Market Funds (Cost $47,441,370)                       47,441,370
=============================================================================

TOTAL INVESTMENTS - 101.21%
 (Cost $843,208,558)                                              889,849,178
=============================================================================

LIABILITIES LESS OTHER ASSETS - (1.21%)                           (10,666,872)
=============================================================================

NET ASSETS - 100.00%                                             $879,182,306
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $843,208,558)  $889,849,178
--------------------------------------------------------------
Receivables for:
 Investments sold                                    9,880,915
--------------------------------------------------------------
 Fund shares sold                                      806,933
--------------------------------------------------------------
 Dividends                                             601,716
--------------------------------------------------------------
Investment for deferred compensation plan               41,272
--------------------------------------------------------------
Other assets                                            34,735
==============================================================
  Total assets                                     901,214,749
==============================================================

LIABILITIES:

Payables for:
 Investments purchased                              20,283,906
--------------------------------------------------------------
 Fund shares reacquired                                194,949
--------------------------------------------------------------
 Deferred compensation plan                             41,272
--------------------------------------------------------------
Accrued advisory fees                                  446,096
--------------------------------------------------------------
Accrued administrative services fees                 1,033,668
--------------------------------------------------------------
Accrued operating expenses                              32,552
==============================================================
  Total liabilities                                 22,032,443
==============================================================
Net assets applicable to shares outstanding       $879,182,306
______________________________________________________________
==============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                         35,429,528
==============================================================
Net asset value                                   $      24.81
______________________________________________________________
==============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $43,150)          $   1,924,976
----------------------------------------------------------------------------
Dividends from affiliated money market funds                       6,462,888
----------------------------------------------------------------------------
Interest                                                             129,890
============================================================================
  Total investment income                                          8,517,754
============================================================================

EXPENSES:

Advisory fees                                                      5,604,879
----------------------------------------------------------------------------
Administrative services fees                                       1,616,037
----------------------------------------------------------------------------
Custodian fees                                                       115,157
----------------------------------------------------------------------------
Trustees' fees                                                         8,818
----------------------------------------------------------------------------
Other                                                                207,315
============================================================================
  Total expenses                                                   7,552,206
============================================================================
Less: Expenses paid indirectly                                        (2,100)
============================================================================
  Net expenses                                                     7,550,106
============================================================================
Net investment income                                                967,648
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTION
 CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                           (21,063,863)
----------------------------------------------------------------------------
 Foreign currencies                                                  459,569
----------------------------------------------------------------------------
 Futures contracts                                                (1,817,097)
----------------------------------------------------------------------------
 Option contracts written                                             69,331
============================================================================
                                                                 (22,352,060)
============================================================================

Change in net unrealized appreciation (depreciation) of:
 Investment securities                                          (211,454,730)
----------------------------------------------------------------------------
 Foreign currencies                                                     (359)
----------------------------------------------------------------------------
 Futures contracts                                                  (714,213)
----------------------------------------------------------------------------
 Option contracts written                                          1,424,785
============================================================================
                                                                (210,744,517)
============================================================================
Net gain (loss) from investment securities, foreign
 currencies, futures contracts and option contracts             (233,096,577)
============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                    $(232,128,929)
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                       2000           1999
                                                   -------------  ------------
OPERATIONS:

 Net investment income                             $     967,648  $    184,029
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies, futures
  contracts and option contracts                     (22,352,060)   26,426,223
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, futures contracts and
  option contracts                                  (210,744,517)  137,276,135
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                  (232,128,929)  163,886,387
==============================================================================
Distributions to shareholders from net investment
 income                                                  (84,187)   (1,318,758)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                               (29,175,800)  (23,117,297)
------------------------------------------------------------------------------
Share transactions - net                             436,475,542   192,730,597
==============================================================================
  Net increase in net assets                         175,086,626   332,180,929
==============================================================================

NET ASSETS:

 Beginning of year                                   704,095,680   371,914,751
==============================================================================
 End of year                                       $ 879,182,306  $704,095,680
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $ 858,004,800  $421,529,258
------------------------------------------------------------------------------
 Undistributed net investment income                   1,384,355        44,231
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures
  contracts and option contracts                     (26,845,915)   25,138,608
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, futures
  contracts and option contracts                      46,639,066   257,383,583
==============================================================================
                                                   $ 879,182,306  $704,095,680
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                             AIM V.I. GROWTH FUND

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased and undistributed net realized gains decreased by $456,663 as a result of differing book/tax treatment of foreign currency transactions and distribution reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $4,002,102 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting

                             AIM V.I. GROWTH FUND
services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $1,616,037 of which AIM retained $112,857 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $5,817 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $2,100 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,100.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $1,766,272,668 and $1,307,567,358, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 90,454,128
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (66,657,321)
==========================================================================
Net unrealized appreciation of investment securities          $ 23,796,807
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $866,052,371.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                                        CALL OPTION CONTRACTS
                                                        ---------------------
                                                        NUMBER OF  PREMIUMS
                                                        CONTRACTS  RECEIVED
                                                        -------------------
Beginning of year                                         1,546   $ 1,540,128
------------------------------------------------------------------------------
Closed                                                   (1,546)   (1,540,128)
==============================================================================
End of year                                                  --   $        --
______________________________________________________________________________
==============================================================================

                             AIM V.I. GROWTH FUND

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                      1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       15,512,849  $504,462,673   8,907,542  $247,736,478
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  1,115,941    29,259,987     820,552    24,436,055
------------------------------------------------------------------------------
Reacquired                 (3,030,650)  (97,247,118) (2,893,968)  (79,441,936)
==============================================================================
                           13,598,140  $436,475,542   6,834,126  $192,730,597
______________________________________________________________________________
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------
                              2000       1999(a)     1998      1997      1996
                            --------     --------  --------  --------  --------
Net asset value, beginning
 of period                  $  32.25     $  24.80  $  19.83  $  16.25  $  14.44
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income          0.03         0.01      0.08      0.08      0.07
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)              (6.60)        8.63      6.57      4.27      2.52
================================================================================
  Total from investment
   operations                  (6.57)        8.64      6.65      4.35      2.59
================================================================================
Less distributions:
 Dividends from net
  investment income             0.00        (0.06)    (0.09)    (0.09)    (0.06)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains               (0.87)       (1.13)    (1.59)    (0.68)    (0.72)
================================================================================
  Total distributions          (0.87)       (1.19)    (1.68)    (0.77)    (0.78)
================================================================================
Net asset value, end of
 period                     $  24.81     $  32.25  $  24.80  $  19.83  $  16.25
________________________________________________________________________________
================================================================================
Total return                  (20.49)%      35.24%    34.12%    26.87%    18.09%
________________________________________________________________________________
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000s omitted)             $879,182     $704,096  $371,915  $258,852  $178,638
________________________________________________________________________________
================================================================================
Ratio of expenses to
 average net assets             0.83%(b)     0.73%     0.72%     0.73%     0.78%
________________________________________________________________________________
================================================================================
Ratio of net investment
 income to average net
 assets                         0.11%(b)     0.04%     0.41%     0.54%     0.79%
________________________________________________________________________________
================================================================================
Portfolio turnover rate          162%         101%      133%      132%      143%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $913,313,151.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth and Income Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                              /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                        AIM V.I. GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                                   MARKET
                                                     SHARES        VALUE
DOMESTIC COMMON STOCKS & OTHER EQUITY
 INTERESTS -  85.57%

BANKS (MONEY CENTER) - 5.19%

J.P. Morgan Chase & Co.                              2,869,200 $  130,369,275
=============================================================================

BIOTECHNOLOGY - 1.14%

Amgen Inc.(a)                                          450,000     28,771,875
=============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.90%

AT&T Corp. - Liberty Media Corp. - Class A(a)          900,000     12,206,250
-----------------------------------------------------------------------------
Comcast Corp. - Class A(a)                             250,000     10,437,500
=============================================================================
                                                                   22,643,750
=============================================================================

COMMUNICATIONS EQUIPMENT - 4.66%

Comverse Technology, Inc.(a)                           300,000     32,587,500
-----------------------------------------------------------------------------
Corning Inc.                                           900,000     47,531,250
-----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                                  584,700     24,374,681
-----------------------------------------------------------------------------
Redback Networks Inc.(a)                               310,000     12,710,000
=============================================================================
                                                                  117,203,431
=============================================================================

COMPUTERS (HARDWARE) - 1.29%

Compaq Computer Corp.                                  600,000      9,030,000
-----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                              836,000     23,303,500
=============================================================================
                                                                   32,333,500
=============================================================================

COMPUTERS (NETWORKING) - 4.61%

Cisco Systems, Inc.(a)                               2,125,000     81,281,250
-----------------------------------------------------------------------------
Juniper Networks, Inc.(a)                              275,000     34,667,187
=============================================================================
                                                                  115,948,437
=============================================================================

COMPUTERS (PERIPHERALS) - 1.59%

EMC Corp.(a)                                           600,000     39,900,000
=============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 5.65%

America Online, Inc.(a)                                325,000     11,310,000
-----------------------------------------------------------------------------
Ariba, Inc.(a)                                         250,000     13,437,500
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                     450,000     19,518,750
-----------------------------------------------------------------------------
Oracle Corp.(a)                                      1,850,000     53,765,625
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                              475,000     41,562,500
-----------------------------------------------------------------------------
Vitria Technology, Inc.(a)                             325,000      2,518,750
=============================================================================
                                                                  142,113,125
=============================================================================

ELECTRIC COMPANIES - 1.37%

Edison International                                   800,000     12,500,000
-----------------------------------------------------------------------------
PG&E Corp.                                           1,100,000     22,000,000
=============================================================================
                                                                   34,500,000
=============================================================================

ELECTRICAL EQUIPMENT - 4.39%

General Electric Co.                                 2,300,000    110,256,250
=============================================================================

                                                                     MARKET
                                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS) - 2.56%

Analog Devices, Inc.(a)                                  450,000 $   23,034,375
-------------------------------------------------------------------------------
Linear Technology Corp.                                  215,000      9,943,750
-------------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                      125,000      9,828,125
-------------------------------------------------------------------------------
SDL, Inc.(a)                                              50,000      7,409,375
-------------------------------------------------------------------------------
Texas Instruments Inc.                                   300,000     14,212,500
===============================================================================
                                                                     64,428,125
===============================================================================

ENTERTAINMENT - 2.08%

Time Warner Inc.                                       1,000,000     52,240,000
===============================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.49%

Applied Materials, Inc.(a)                               325,000     12,410,937
===============================================================================

FINANCIAL (DIVERSIFIED) - 6.46%

American Express Co.                                   1,375,000     75,539,062
-------------------------------------------------------------------------------
Citigroup Inc.                                         1,700,000     86,806,250
===============================================================================
                                                                    162,345,312
===============================================================================

FOODS - 0.27%

Quaker Oats Co. (The)                                     69,200      6,738,350
===============================================================================

HEALTH CARE (DIVERSIFIED) - 6.30%

American Home Products Corp.                             700,000     44,485,000
-------------------------------------------------------------------------------
Pfizer Inc.                                            2,475,000    113,850,000
===============================================================================
                                                                    158,335,000
===============================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.25%

Genentech, Inc.(a)                                       386,000     31,459,000
===============================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 3.93%

Allergan, Inc.                                           375,000     36,304,687
-------------------------------------------------------------------------------
Pharmacia Corp.                                          750,000     45,750,000
-------------------------------------------------------------------------------
Pharmacia Corp. - $2.60 Conv. Pfd. ACES                  325,000     16,839,063
===============================================================================
                                                                     98,893,750
===============================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.93%

Health Management Associates, Inc. - Class A(a)        1,123,400     23,310,550
===============================================================================

HEALTH CARE (MANAGED CARE) - 1.46%

UnitedHealth Group Inc.                                  600,000     36,825,000
===============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.28%

Applera Corp. - Applied Biosystems Group                 150,000     14,109,375
-------------------------------------------------------------------------------
Medtronic, Inc.                                          300,000     18,112,500
===============================================================================
                                                                     32,221,875
===============================================================================

INSURANCE (MULTI-LINE) - 3.63%

American International Group, Inc.                       925,000     91,170,313
===============================================================================

INSURANCE BROKERS - 1.16%

Marsh & McLennan Cos., Inc.                              250,000     29,250,000
===============================================================================

                        AIM V.I. GROWTH AND INCOME FUND

                                                             MARKET
                                               SHARES        VALUE
INVESTMENT BANKING/BROKERAGE - 7.29%

Goldman Sachs Group, Inc. (The)                  304,000 $   32,509,000
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        600,000     40,912,500
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.               1,225,000     97,081,250
-----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                     450,000     12,768,750
=======================================================================
                                                            183,271,500
=======================================================================

INVESTMENT MANAGEMENT - 0.71%

Stilwell Financial, Inc.                         450,000     17,746,875
=======================================================================

MANUFACTURING (DIVERSIFIED) - 0.56%

Honeywell International Inc.                     300,000     14,193,750
=======================================================================

NATURAL GAS - 1.92%

Dynegy Inc. - Class A                            600,000     33,637,500
-----------------------------------------------------------------------
Enron Corp.                                      175,000     14,546,875
=======================================================================
                                                             48,184,375
=======================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.85%

Exxon Mobil Corp.                                535,000     46,511,563
=======================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 3.12%

R&B Falcon Corp.(a)                              900,000     20,643,750
-----------------------------------------------------------------------
Schlumberger Ltd.                                550,000     43,965,625
-----------------------------------------------------------------------
Transocean Sedco Forex Inc.                      300,000     13,800,000
=======================================================================
                                                             78,409,375
=======================================================================

POWER PRODUCERS (INDEPENDENT) - 0.67%

Calpine Corp.(a)                                 375,000     16,898,438
=======================================================================

RETAIL (BUILDING SUPPLIES) - 0.54%

Home Depot, Inc. (The)                           300,000     13,706,250
=======================================================================

RETAIL (DEPARTMENT STORES) - 0.85%

Kohl's Corp.(a)                                  350,000     21,350,000
=======================================================================

RETAIL (DRUG STORES) - 0.75%

Walgreen Co.                                     450,000     18,815,625
=======================================================================

RETAIL (GENERAL MERCHANDISE) - 3.14%

Target Corp.                                   2,450,000     79,012,500
=======================================================================

RETAIL (SPECIALTY - APPAREL) - 0.53%

Gap, Inc. (The)                                  525,000     13,387,500
=======================================================================

SERVICES (DATA PROCESSING) - 0.48%

Ceridian Corp.(a)                                600,000     11,962,500
=======================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.57%

Openwave Systems Inc.(a)                         300,000     14,381,250
=======================================================================
Total Domestic Common Stocks & Other Equity
 Interests (Cost $1,792,137,733)                          2,151,499,356
=======================================================================

                                                                     MARKET
                                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 8.92%

BERMUDA - 5.19%

Tyco International Ltd. (Manufacturing -
  Diversified)                                         2,350,000 $  130,425,000
===============================================================================

CANADA - 3.45%

BioChem Pharma, Inc. (Biotechnology)(a)                  138,400      4,428,800
-------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)         925,000     50,181,250
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)       1,000,000     32,062,500
===============================================================================
                                                                     86,672,550
===============================================================================

UNITED KINGDOM - 0.28%

Shire Pharmaceuticals Group PLC - ADR
 (Health Care - Drugs - Generic & Other)(a)              155,700      7,171,931
===============================================================================
Total Foreign Stocks & Other Equity Interests (Cost
 $184,472,750)                                                      224,269,481
===============================================================================
                                                      PRINCIPAL
                                                       AMOUNT
CONVERTIBLE BONDS & NOTES - 1.88%

COMPUTERS (HARDWARE) - 0.50%

Candescent Technologies Corp., Sr. Conv. Unsec.
 Gtd. Sub. Deb., 8.00%, 05/01/03 (Acquired
 04/17/98-08/31/00; Cost $14,094,365)(b)(c)          $17,000,000     12,410,000
===============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 1.38%

VERITAS Software Corp., Conv. Unsec. Notes, 5.25%,
 11/01/04                                              3,750,000     34,701,563
===============================================================================
Total Convertible Bonds & Notes (Cost $19,369,184)                   47,111,563
===============================================================================

MONEY MARKET FUNDS - 2.92%

STIC Liquid Assets Portfolio(d)                       36,715,695     36,715,695
-------------------------------------------------------------------------------
STIC Prime Portfolio(d)                               36,715,695     36,715,695
===============================================================================
Total Money Market Funds (Cost $73,431,390)                          73,431,390
===============================================================================
TOTAL INVESTMENTS - 99.29%
 (COST $2,069,411,057)                                            2,496,311,790
===============================================================================
OTHER ASSETS LESS LIABILITIES - 0.71%                                17,950,231
===============================================================================
NET ASSETS - 100.00%                                             $2,514,262,021
===============================================================================

Investment Abbreviations:

ADR     -  American Depositary Receipt
ACES    -  Automatically Convertible Securities
Conv.   -  Convertible
Deb.    -  Debentures
Gtd.    -  Guaranteed
Pfd.    -  Preferred
Sr.     -  Senior
Sub.    -  Subordinated
Unsec.  -  Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.50% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $2,069,411,057)  $2,496,311,790
------------------------------------------------------------------
Receivables for:
 Investments sold                                       27,665,800
------------------------------------------------------------------
 Fund shares sold                                        1,908,080
------------------------------------------------------------------
 Dividends and interest                                  1,477,491
------------------------------------------------------------------
Investment for deferred compensation plan                   50,628
------------------------------------------------------------------
Other assets                                                86,386
==================================================================
  Total assets                                       2,527,500,175
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                   8,794,233
------------------------------------------------------------------
 Fund shares reacquired                                  1,481,147
------------------------------------------------------------------
 Deferred compensation plan                                 50,628
------------------------------------------------------------------
Accrued advisory fees                                    1,265,461
------------------------------------------------------------------
Accrued administrative services fees                     1,458,088
------------------------------------------------------------------
Accrued operating expenses                                 188,597
==================================================================
  Total liabilities                                     13,238,154
==================================================================
Net assets applicable to shares outstanding         $2,514,262,021
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                             95,998,107
==================================================================
Net asset value                                     $        26.19
__________________________________________________________________
==================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $77,123)           $  13,954,627
------------------------------------------------------------------------------
Dividends from affiliated money market funds                        5,448,306
------------------------------------------------------------------------------
Interest                                                            4,172,802
==============================================================================
  Total investment income                                          23,575,735
==============================================================================

EXPENSES:

Advisory fees                                                      16,262,897
------------------------------------------------------------------------------
Administrative services fees                                        5,367,488
------------------------------------------------------------------------------
Custodian fees                                                        229,114
------------------------------------------------------------------------------
Trustees' fees                                                         13,593
------------------------------------------------------------------------------
Other                                                                 730,434
==============================================================================
  Total expenses                                                   22,603,526
==============================================================================
Less: Expenses paid indirectly                                         (4,206)
==============================================================================
  Net expenses                                                     22,599,320
==============================================================================
Net investment income                                                 976,415
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS

Net realized gain (loss) from:
 Investment securities                                            (55,195,964)
------------------------------------------------------------------------------
 Foreign currencies                                                   (39,882)
------------------------------------------------------------------------------
 Option contracts written                                           1,435,100
==============================================================================
                                                                  (53,800,746)
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (374,579,685)
------------------------------------------------------------------------------
 Foreign currencies                                                    (2,787)
==============================================================================
                                                                 (374,582,472)
==============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                            (428,383,218)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(427,406,803)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                  2000            1999
                                             --------------  --------------
OPERATIONS:

 Net investment income                       $      976,415  $    3,782,645
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and option
  contracts                                     (53,800,746)     71,650,427
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies and option contracts      (374,582,472)    487,767,671
============================================================================
  Net increase (decrease) in net assets
   resulting from operations                   (427,406,803)    563,200,743
============================================================================
 Distributions to shareholders from net
  investment income                              (3,471,426)    (11,988,578)
----------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                (74,797,641)     (8,277,648)
----------------------------------------------------------------------------
 Share transactions - net                       576,673,911     638,270,694
============================================================================
  Net increase in net assets                     70,998,041   1,181,205,211
============================================================================

NET ASSETS:

 Beginning of year                            2,443,263,980   1,262,058,769
============================================================================
 End of year                                 $2,514,262,021  $2,443,263,980
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest               $2,148,697,394  $1,574,186,117
----------------------------------------------------------------------------
 Undistributed net investment income                860,530       3,411,046
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (62,189,938)     66,361,018
----------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                     426,894,035     799,305,799
============================================================================
                                             $2,514,262,021  $2,443,263,980
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth and Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is is growth of capital with a secondary objective of current income.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                        AIM V.I. GROWTH AND INCOME FUND
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $55,505, undistributed net realized gains increased by $47,431, and paid in capital increased by $8,074 as a result of differing book/tax treatment of foreign currency transactions, merger transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $10,413,052 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting

                        AIM V.I. GROWTH AND INCOME FUND
services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $5,367,488 of which AIM retained $169,439 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $8,815 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $4,206 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,206.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                                        CALL OPTION CONTRACTS
                                                        ---------------------
                                                        NUMBER OF  PREMIUMS
                                                        CONTRACTS  RECEIVED
                                                        -------------------
Beginning of year                                            --   $        --
------------------------------------------------------------------------------
Written                                                   9,250     4,730,666
------------------------------------------------------------------------------
Closed                                                   (3,869)   (1,980,916)
------------------------------------------------------------------------------
Exercised                                                (2,131)     (749,192)
------------------------------------------------------------------------------
Expired                                                  (3,250)   (2,000,558)
==============================================================================
End of year                                                  --   $        --
______________________________________________________________________________
==============================================================================

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $2,458,752,504 and $1,932,355,261, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities      $ 584,998,287
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (169,323,935)
==============================================================================
Net unrealized appreciation of investment securities            $ 415,674,352
______________________________________________________________________________
==============================================================================

Cost of investments for tax purposes is $2,080,637,438.

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                      1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       17,898,904  $561,469,804  27,157,175  $712,881,530
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  2,833,782    78,269,067     704,177    20,266,226
------------------------------------------------------------------------------
Issued in connection with
 acquisition*                 786,467    26,024,265          --            --
------------------------------------------------------------------------------
Reacquired                 (2,859,510)  (89,089,225) (3,653,912)  (94,877,062)
==============================================================================
                           18,659,643  $576,673,911  24,207,440  $638,270,694
______________________________________________________________________________
==============================================================================

* As of the close of business on September 15, 2000, the Fund acquired all the net assets of AIM V.I. Global Growth and Income Fund pursuant to a plan of reorganization approved by the Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 786,467 shares of the Fund for 2,294,201 shares of AIM V.I. Global Growth and Income Fund outstanding as of the close of business on September 15, 2000. AIM V.I. Global Growth and Income Fund's net assets at that date were $26,024,265 including $2,170,708 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,932,661,113.

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------
                                               2000(a)        1999(a)           1998(a)          1997          1996
                                             ----------      ----------        ----------      --------      --------
Net asset value, beginning of period         $    31.59      $    23.75        $    18.87      $  15.03      $  12.68
=====================================================================================================================
Income from investment  operations:
 Net investment income                             0.01            0.06              0.26          0.13          0.16
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                        (4.56)           8.05              4.95          3.74          2.36
=====================================================================================================================
  Total from investment operations                (4.55)           8.11              5.21          3.87          2.52
=====================================================================================================================
Less distributions:
 Dividends from net investment income             (0.04)          (0.16)            (0.09)        (0.01)        (0.14)
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains            (0.81)          (0.11)            (0.24)        (0.02)        (0.03)
=====================================================================================================================
  Total distributions                             (0.85)          (0.27)            (0.33)        (0.03)        (0.17)
=====================================================================================================================
Net asset value, end of period               $    26.19      $    31.59        $    23.75      $  18.87      $  15.03
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return                                     (14.56)%         34.25%            27.68%        25.72%        19.95%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $2,514,262      $2,443,264        $1,262,059      $639,113      $209,332
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets            0.84%(b)        0.77%             0.65%         0.69%         0.78%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of net investment income to average
 net assets                                        0.04%(b)        0.22%             1.34%         1.15%         2.05%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                              75%             93%              140%          135%          148%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $2,688,675,129

                        AIM V.I. GROWTH AND INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                               /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                            AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE


BONDS & NOTES - 86.03%

AEROSPACE/DEFENSE - 0.95%

Precision Partners, Inc., Sr. Unsec. Sub. Notes,
 12.00%, 03/15/09                                        $ 500,000 $   247,500
==============================================================================

AIR FREIGHT - 0.73%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05        185,000     191,475
==============================================================================

AIRLINES - 0.77%

Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Yankee Notes,
 11.88%, 05/15/09                                          200,000     200,500
==============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 8.88%

Adelphia Communications Corp., Sr. Unsec. Notes,
 10.88%, 10/01/10                                          165,000     158,400
------------------------------------------------------------------------------
Adelphia Communications Corp. - Series B, Sr. Unsec.
 Notes, 9.88%, 03/01/07                                    500,000     467,500
------------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
 Communications Holding Capital Corp., Sr. Unsec. Disc.
 Notes,
 9.92%, 04/01/11(a)                                        150,000      88,875
------------------------------------------------------------------------------
 10.25%, 01/15/10                                          400,000     393,000
------------------------------------------------------------------------------
Diamond Cable Communications PLC (United Kingdom),
 Sr. Disc. Notes, 13.25%, 09/30/04                         100,000      93,000
------------------------------------------------------------------------------
 Sr. Disc. Yankee Notes, 10.75%, 02/15/07(a)               255,000     172,125
------------------------------------------------------------------------------
EchoStar Broadband Corp., Sr. Unsec. Notes, 10.38%,
 10/01/07 (Acquired 11/27/00-11/30/00;
 Cost $89,825)(b)                                           95,000      94,050
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(a)                                       250,000     193,125
------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital Inc., Sr. Unsec.
 Notes, 10.50%, 11/01/10(c)                                150,000     155,250
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc. Notes, 11.88%,
 10/15/07(a)                                               250,000      50,625
------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Netherlands) -
  Series B,
 Sr. Unsec. Yankee Notes, 11.25%, 02/01/10                  65,000      42,575
------------------------------------------------------------------------------
 Sr. Unsec. Yankee Notes, 11.50%, 02/01/10                 150,000      98,250
------------------------------------------------------------------------------
 Sr. Unsec. Disc. Yankee Notes, 13.75%, 02/01/10(a)      1,000,000     315,000
==============================================================================
                                                                     2,321,775
==============================================================================

BUILDING MATERIALS - 1.33%

Blount Inc., Sr. Unsec. Gtd. Sub. Notes, 13.00%,
 08/01/09                                                  190,000     148,200
------------------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub. Notes,
 13.00%, 06/15/09                                          220,000     199,100
==============================================================================
                                                                       347,300
==============================================================================

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE

COMPUTERS (NETWORKING) - 2.18%

Convergent Communications - Series B, Sr. Unsec. Notes,
 13.00%, 04/01/08                                        $ 210,000 $    84,525
------------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  550,000     486,750
==============================================================================
                                                                       571,275
==============================================================================

COMPUTERS (PERIPHERALS) - 1.69%

Equinix, Inc., Sr. Unsec. Notes, 13.00%, 12/01/07          630,000     442,575
==============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 1.55%

Globix Corp., Sr. Unsec. Notes, 12.50%, 02/01/10           580,000     233,450
------------------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec. Disc. Yankee
 Notes, 13.25%, 02/01/10(a)                                500,000     172,500
==============================================================================
                                                                       405,950
==============================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.00%

Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                   300,000     262,500
==============================================================================

ENGINEERING & CONSTRUCTION - 0.71%

Washington Group International, Inc., Sr. Unsec. Gtd.
 Notes, 11.00%, 07/01/10(c)                                250,000     186,875
==============================================================================

ENTERTAINMENT - 0.55%

Callahan Nordrhein Westfalen (Germany), Sr. Unsec.
 Yankee Notes, 14.00%, 07/15/10 (Acquired 06/29/00-
 08/11/00; Cost $159,750)(b)                               160,000     144,800
==============================================================================


FINANCIAL (DIVERSIFIED) - 2.38%
Madison River Capital LLC/Madison River Finance Corp.,
 Sr. Unsec. Notes, 13.25%, 03/01/10                        300,000     196,500
------------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec. Gtd. Sub.
 Euro Notes, 13.00%, 05/01/09                              550,000     426,250
==============================================================================
                                                                       622,750
==============================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 4.89%

Hollywood Casino Corp., Sr. Sec. Gtd. Notes,
 11.25%, 05/01/07                                          200,000     206,500
------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub. Notes,
 8.75%, 04/15/09                                           225,000     200,250
------------------------------------------------------------------------------
MGM Grand, Inc., Sr. Unsec. Gtd. Sub. Notes,
 9.75%, 06/01/07                                           250,000     263,125
------------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec. Sub. Notes,
 8.88%, 09/15/08(c)                                        300,000     304,500
------------------------------------------------------------------------------
Resort at Summerlin LP - Series B, Sr. Sub. Notes,
 13.00%, 12/15/07(d)                                       608,000      63,840
------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          240,000     240,000
==============================================================================
                                                                     1,278,215
==============================================================================

                            AIM V.I. HIGH YIELD FUND

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.96%

Warner Chilcott, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.63%, 02/15/08(c)                                      $ 500,000 $   512,500
===============================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.81%

HCA-Healthcare Co. (The), Notes, 8.75%, 09/01/10            200,000     211,500
===============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.07%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub. Notes, 12.63%,
 06/15/09                                                   300,000     280,500
===============================================================================

HOMEBUILDING - 0.93%

K. Hovanian Enterprises Inc., Sr. Unsec. Gtd. Notes,
 10.50%, 10/01/07(c)                                        150,000     138,750
-------------------------------------------------------------------------------
Lennar Corp. - Series B, Sr. Unsec. Gtd. Notes,
 9.95%, 05/01/10                                            100,000     103,250
===============================================================================
                                                                        242,000
===============================================================================

HOUSEHOLD FURNISHING & APPLIANCES - 1.04%

Falcon Products, Inc. - Series B, Sr. Gtd. Sub. Notes,
 11.38%, 06/15/09                                           150,000     138,000
-------------------------------------------------------------------------------
Winsloew Furniture, Inc. - Series B, Sr. Unsec. Gtd.
 Sub. Notes, 12.75%, 08/15/07                               150,000     134,250
===============================================================================
                                                                        272,250
===============================================================================

LEISURE TIME (PRODUCTS) - 0.57%

Marvel Enterprises, Inc., Sr. Unsec. Gtd. Notes, 12.00%,
 06/15/09                                                   350,000     147,875
===============================================================================

MACHINERY (DIVERSIFIED) - 0.54%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds, 13.00%,
 05/01/09                                                   150,000     140,250
===============================================================================

MANUFACTURING (SPECIALIZED) - 3.65%

Brand Scaffold Services, Inc., Sr. Unsec. Notes, 10.25%,
 02/15/08                                                   135,000     122,850
-------------------------------------------------------------------------------
Flextronics International Ltd. (Singapore), Sr. Sub
 Yankee Notes, 9.88%, 07/01/10                              140,000     137,900
-------------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd. Sub. Notes,
 13.13%, 10/15/09                                           140,000     130,900
-------------------------------------------------------------------------------
MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                           275,000     269,500
-------------------------------------------------------------------------------
Omega Cabinets Ltd., Sr. Sub. Notes, 10.50%, 06/15/07       100,000      91,500
-------------------------------------------------------------------------------
Tekni-Plex, Inc. - Series B, Sr. Unsec. Gtd. Sub. Notes,
 12.75%, 06/15/10                                           250,000     201,250
===============================================================================
                                                                        953,900
===============================================================================

METALS MINING - 0.94%

Bulong Operations PTV Ltd. (Australia), Sr. Sec. Yankee
 Notes, 12.50%, 12/15/08(d)                                 700,000     246,750
-------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
OIL & GAS (DRILLING & EQUIPMENT) - 0.88%

Grant Prideco, Inc., Sr. Notes, 9.63%, 12/01/07
 (Acquired 11/29/00; Cost $69,565)(b)                     $  70,000 $    72,625
-------------------------------------------------------------------------------
R & B Falcon Corp. - Series B, Sr. Unsec. Notes, 6.95%,
 04/15/08                                                   170,000     157,250
===============================================================================
                                                                        229,875
===============================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 5.10%

Abraxas Petroleum Corp. - Series B, Sr. Sec. Gtd. Notes,
 12.88%, 03/15/03                                           250,000     256,250
-------------------------------------------------------------------------------
Canadian Forest Oil Ltd. (Canada), Sr. Unsec. Gtd.
 Yankee Sub. Notes, 8.75%, 09/15/07                         250,000     245,000
-------------------------------------------------------------------------------
Chesapeake Energy Corp. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 9.63%, 05/01/05                                     300,000     310,500
-------------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.25%, 05/01/07                                           250,000     261,875
-------------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec. Gtd. Notes,
 9.63%, 04/01/10                                            135,000     144,112
-------------------------------------------------------------------------------
Triton Energy Ltd. (Cayman Islands), Sr. Unsec. Yankee
 Notes, 8.88%, 10/01/07                                     115,000     116,725
===============================================================================
                                                                      1,334,462
===============================================================================

OIL & GAS (REFINING & MARKETING) - 1.27%

Frontier Oil Corp., Sr. Unsec. Sub. Notes,
 11.75%, 11/15/09                                           250,000     248,750
-------------------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                           110,000      83,050
===============================================================================
                                                                        331,800
===============================================================================

PHOTOGRAPHY/IMAGING - 0.47%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06          210,000     122,850
===============================================================================

POWER PRODUCERS (INDEPENDENT) - 1.95%

AES Corp. (The), Sr. Unsec. Notes,
 9.38%, 09/15/10                                            150,000     155,250
-------------------------------------------------------------------------------
 9.50%, 06/01/09                                            150,000     156,000
-------------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%, 08/15/10            200,000     197,946
===============================================================================
                                                                        509,196
===============================================================================

RAILROADS - 2.56%

Kansas City Southern Railway, Sr. Notes, 9.50%,
 10/01/08(c)                                                300,000     309,000
-------------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec. Gtd. Sub.
 Notes, 12.88%, 08/15/10                                    175,000     158,375
-------------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Yankee Gtd. Disc. Notes,
 11.75%, 06/15/09(a)                                        275,000     202,812
===============================================================================
                                                                        670,187
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.91%

Host Marriott LP, Sr. Notes, 9.25%, 10/01/07 (Acquired
 09/29/00; Cost $172,797)(b)                                175,000     174,563
-------------------------------------------------------------------------------
Pinnacle Holdings Inc., Sr. Unsec. Disc. Notes, 10.00%,
 03/15/08(a)                                                115,000      63,825
===============================================================================
                                                                        238,388
===============================================================================

                            AIM V.I. HIGH YIELD FUND

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

RETAIL (GENERAL MERCHANDISE) - 0.91%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub. Notes,
 10.25%, 10/15/07                                         $ 150,000 $   141,000
-------------------------------------------------------------------------------
Travelcenters of America Inc., Sr. Gtd. Sub. Notes,
 12.75%, 05/01/09 (Acquired 11/09/00; Cost
 $96,296)(b)(e)                                             100,000      97,500
===============================================================================
                                                                        238,500
===============================================================================

RETAIL (SPECIALTY) - 0.27%

CSK Auto Inc. - Series A, Sr. Gtd. Sub. Deb,
 11.00%, 11/01/06                                           140,000      69,300
===============================================================================

RETAIL (SPECIALTY - APPAREL) - 0.51%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                           150,000     133,500
===============================================================================

SERVICES (COMMERCIAL & CONSUMER) - 0.62%

Avis Group Holdings, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 05/01/09                                           150,000     162,375
===============================================================================

SERVICES (EMPLOYMENT) - 0.76%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           225,000     199,125
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 10.04%

AirGate PCS, Inc., Sr. Disc. Sub. Notes,
 13.50%, 10/01/09(a)(e)                                     250,000     145,000
-------------------------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr. Unsec. Gtd. Disc. Notes,
 12.88%, 02/15/10(a)                                        550,000     266,750
-------------------------------------------------------------------------------
Crown Castle International Corp.,
 Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)                200,000     161,000
-------------------------------------------------------------------------------
 Sr. Unsec. Notes, 10.75%, 08/01/11                         200,000     208,500
-------------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Disc. Notes,
 14.00%, 10/01/10(a)(c)(e)                                  500,000     207,500
-------------------------------------------------------------------------------
IPCS, Inc., Sr. Disc. Notes, 14.00%, 07/15/10(a)(c)(e)      100,000      40,500
-------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes, 13.50%,
 05/15/09                                                 1,000,000     295,000
-------------------------------------------------------------------------------
Nextel International, Inc., Sr. Notes,
 12.75%, 08/01/10(c)                                        250,000     206,250
-------------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
 Sr. Unsec. Disc. Notes, 11.25%, 11/15/09(a)                270,000     141,750
-------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 12.00%, 07/15/08(a)                400,000     242,000
-------------------------------------------------------------------------------
 Sr. Notes, 12.50%, 04/15/10(c)                             275,000     274,313
-------------------------------------------------------------------------------
Telecorp PCS, Inc., Sr. Unsec. Gtd. Sub. Notes, 10.63%,
 07/15/10                                                   300,000     306,000
-------------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd. Disc. Sub.
 Notes, 14.00%, 04/15/10(a)                                 300,000     132,000
===============================================================================
                                                                      2,626,563
===============================================================================

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 8.01%

360networks Inc. (Canada), Sr. Unsec. Sub. Yankee
 Notes, 12.00%, 08/01/09                                $ 500,000 $   382,500
-----------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                 650,000     230,750
-----------------------------------------------------------------------------
Primus Telecommunications Group, Inc., Sr. Unsec.
 Notes, 12.75%, 10/15/09                                1,000,000     285,000
-----------------------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes, 11.88%, 06/15/05             350,000      89,250
-----------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Yankee
 Notes, 13.00%, 05/15/09(e)                             1,000,000     905,000
-----------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands),
 Sr. Unsec. Yankee Notes, 13.25%, 05/15/08                200,000     127,000
-----------------------------------------------------------------------------
 Sr. Yankee Notes, 13.25%, 05/15/08                       100,000      63,500
-----------------------------------------------------------------------------
Viatel, Inc., Sr. Unsec. Notes, 11.50%, 03/15/09           34,000      10,710
=============================================================================
                                                                    2,093,710
=============================================================================

TELEPHONE - 10.64%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
 10.00%, 02/15/08(a)(d)                                   600,000      33,000
-----------------------------------------------------------------------------
Impsat Fiber Networks Inc., Sr. Unsec. Notes,
 13.75%, 02/15/05                                         275,000     180,125
-----------------------------------------------------------------------------
Intermedia Communications Inc. - Series B, Sr. Disc.
 Notes, 11.25%, 07/15/07(a)                               375,000     226,875
-----------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec. Yankee Notes,
 14.00%, 04/01/09                                         500,000     327,500
-----------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%, 08/15/10           300,000     211,500
-----------------------------------------------------------------------------
NTL Communications Corp. - Series B, Sr. Unsec. Notes,
 12.38%, 10/01/08(a)                                      750,000     423,750
-----------------------------------------------------------------------------
NTL Inc. - Series B, Sr. Notes, 11.50%, 02/01/06(a)       150,000     131,250
-----------------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec. Notes, 13.75%,
 05/15/10                                                 300,000     165,000
-----------------------------------------------------------------------------
PTC International Finance II S.A. (Luxembourg), Sr.
 Unsec. Gtd. Yankee Sub. Notes, 11.25%, 12/01/09          600,000     573,000
-----------------------------------------------------------------------------
XO Communications, Inc.,
 Sr. Unsec. Notes, 10.75%, 11/15/08                       500,000     415,000
-----------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 12.25%, 06/01/09(a)              190,000      95,950
=============================================================================
                                                                    2,782,950
=============================================================================

TRUCKERS - 0.76%

North American Van Lines Inc., Sr. Sub. Notes, 13.38%,
 12/01/09(c)                                              250,000     198,750
=============================================================================

WASTE MANAGEMENT - 1.25%

Allied Waste North America Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 10.00%, 08/01/09                        345,000     326,025
=============================================================================
Total Bonds & Notes (Cost $29,124,091)                             22,498,571
=============================================================================

                            AIM V.I. HIGH YIELD FUND

                                                                      MARKET
                                                           SHARES      VALUE
STOCKS & OTHER EQUITY INTERESTS - 0.81%

COMPUTERS (SOFTWARE & SERVICES) - 0.01%

FirstWorld Communications Inc. - Class B(f)                   2,765 $     1,815
===============================================================================

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc.(f)                                       60           1
===============================================================================

SERVICES (COMPUTER SYSTEMS) - 0.00%

Convergent Communications, Inc.(f)                            1,350         802
===============================================================================

SHIPPING - 0.00%

Millenium Seacarriers(f)                                        100         125
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.47%

AirGate PCS, Inc.(f)                                            365      12,957
-------------------------------------------------------------------------------
Crown Castle International Corp.(f)                              70       1,894
-------------------------------------------------------------------------------
Crown Castle International Corp. - $3.13 Conv. Pfd.           2,000      89,468
-------------------------------------------------------------------------------
World Access, Inc. - Series D, Conv. Pfd.
 (Acquired 03/03/00; Cost $97,271)(b)(f)                        100      18,025
===============================================================================
                                                                        122,344
===============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.33%

Tele1 Europe B.V. - ADR (Netherlands)(f)                     11,448      52,947
-------------------------------------------------------------------------------
Versatel Telecom International N.V. - ADR
 (Netherlands)(f)                                             3,868      33,361
===============================================================================
                                                                         86,308
===============================================================================
Total Stocks & Other Equity Interests (Cost $484,489)                   211,395
===============================================================================

WARRANTS - 0.94%

BUILDING MATERIALS - 0.02%

Dayton Superior - Wts, expiring 06/15/09(c)(g)                  220       4,510
===============================================================================

COMPUTERS (PERIPHERALS) - 0.25%

Equinix, Inc. - Wts., expiring 12/01/07(c)(g)                   630      66,307
===============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 0.08%

GT Group Telecom Inc. (Canada) - Wts., expiring
 02/01/10(c)(g)                                                 500      22,000
===============================================================================

FINANCIAL (DIVERSIFIED) - 0.13%

ONO Finance PLC (United Kingdom) - Wts., expiring
 05/31/09(g)                                                    550      33,000
===============================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%

Resort At Summerlin LP - Wts., expiring 12/15/07(g)             467           5
===============================================================================

HOUSEHOLD FURNISHING & APPLIANCES - 0.01%

Winsloew Furniture, Inc. - Wts., expiring 08/15/07(c)(g)        150       1,519
===============================================================================

RAILROADS - 0.01%

Railamerica Transportation Corp. - Wts., expiring
 08/15/10(b)(g)                                                 175       1,794
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.02%

Ubiquitel Operating Co. - Wts., expiring 04/15/10(b)(g)         300       6,075
-------------------------------------------------------------------------------

                                                                MARKET
                                                     SHARES      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 0.00%

Long Distance International, Inc. - Wts., expiring
 04/13/08(g)                                              140 $         1
=========================================================================

TELEPHONE - 0.42%

Jazztel PLC (United Kingdom) - Wts., expiring
 04/01/09(c)(g)(h)                                      2,250      92,469
-------------------------------------------------------------------------
NTELOS Inc. - Wts., expiring 08/15/10(c)(g)               300       2,250
-------------------------------------------------------------------------
PF.Net Communications, Inc. - Wts., expiring
 05/15/10(c)(g)                                           300      15,000
=========================================================================
                                                                  109,719
=========================================================================
Total Warrants (Cost $52,406)                                     244,930
=========================================================================

MONEY MARKET FUNDS - 9.48%

STIC Liquid Assets Portfolio(i)                     1,239,441   1,239,441
-------------------------------------------------------------------------
STIC Prime Portfolio(i)                             1,239,441   1,239,441
=========================================================================
Total Money Market Funds (Cost $2,478,882)                      2,478,882
=========================================================================
TOTAL INVESTMENTS - 97.26%
 (Cost $32,139,868)                                            25,433,778
=========================================================================
OTHER ASSETS LESS LIABILITIES - 2.74%                             717,449
=========================================================================
NET ASSETS - 100.00%                                          $26,151,227
=========================================================================

Investment Abbreviations:
ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Wts.   - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $609,432, which represented 2.33% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(f) Non-income producing security.
(g) Acquired as part of a unit with or in exchange for other securities.
(h) Security fair valued in accordance with the procedures established by the Board of Trustees.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                           AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $32,139,868)  $25,433,778
------------------------------------------------------------
Receivables for:
 Fund shares sold                                     79,064
------------------------------------------------------------
 Dividends and interest                              699,566
------------------------------------------------------------
Investment for deferred compensation plan             14,810
------------------------------------------------------------
Other assets                                             490
============================================================
  Total assets                                    26,227,708
============================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                                1,375
------------------------------------------------------------
 Deferred compensation plan                           14,810
------------------------------------------------------------
Accrued advisory fees                                 13,086
------------------------------------------------------------
Accrued administrative services fees                  34,240
------------------------------------------------------------
Accrued operating expenses                            12,970
------------------------------------------------------------
  Total liabilities                                   76,481
============================================================
Net assets applicable to shares outstanding      $26,151,227
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        4,117,454
============================================================
Net asset value                                  $      6.35
____________________________________________________________
============================================================



STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends                                                        $     1,563
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         127,227
-----------------------------------------------------------------------------
Interest                                                           3,339,231
=============================================================================
  Total investment income                                          3,468,021
=============================================================================

EXPENSES:

Advisory fees                                                        172,669
-----------------------------------------------------------------------------
Administrative services fees                                          93,298
-----------------------------------------------------------------------------
Custodian fees                                                        17,773
-----------------------------------------------------------------------------
Trustees' fees                                                         5,995
-----------------------------------------------------------------------------
Professional fees                                                     23,563
-----------------------------------------------------------------------------
Other                                                                 15,062
=============================================================================
  Total expenses                                                     328,360
=============================================================================
Less: Fees waived                                                    (16,986)
-----------------------------------------------------------------------------
 Expenses paid indirectly                                             (3,521)
=============================================================================
 Net expenses                                                        307,853
=============================================================================
Net investment income                                              3,160,168
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities               (2,368,962)
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
 investment securities                                            (6,676,412)
-----------------------------------------------------------------------------
Net gain (loss) from investment securities                        (9,045,374)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(5,885,206)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:

 Net investment income                               $ 3,160,168  $ 1,834,622
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities  (2,368,962)    (517,194)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities             (6,676,412)     296,072
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                    (5,885,206)   1,613,500
==============================================================================
Distributions to shareholders from net investment
 income                                               (3,302,036)  (1,900,359)
------------------------------------------------------------------------------
Share transactions - net                              10,070,283   17,588,744
==============================================================================
  Net increase in net assets                             883,041   17,301,885
==============================================================================

NET ASSETS:

 Beginning of year                                    25,268,186    7,966,301
==============================================================================
 End of year                                         $26,151,227  $25,268,186
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $36,258,159  $26,250,824
------------------------------------------------------------------------------
 Undistributed net investment income                    (141,556)     (62,636)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (3,259,286)    (890,324)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                               (6,706,090)     (29,678)
==============================================================================
                                                     $26,151,227  $25,268,186
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are

                           AIM V.I. HIGH YIELD FUND
    valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $62,948 and paid-in capital decreased by $62,948 as a result of excess distributions for federal income tax purposes. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $2,803,331 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Bond Premiums - It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. During the year ended December 31, 2000, AIM waived fees of $16,986.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $93,298 of which AIM retained $50,137 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,331 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $3,521 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,521.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $26,222,632 and $17,914,450, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $   584,693
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (7,290,783)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(6,706,090)
__________________________________________________________________________
==========================================================================

Investments have the same cost for tax and financial statement purposes.

                           AIM V.I. HIGH YIELD FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                    1999
                           ----------------------  ----------------------
                            SHARES      AMOUNT      SHARES      AMOUNT
                           ---------  -----------  ---------  -----------
Sold                       1,470,878  $12,585,955  2,064,369  $19,155,692
--------------------------------------------------------------------------
Issued as reinvestment of
 dividends                   521,649    3,302,036    211,621    1,900,359
--------------------------------------------------------------------------
Reacquired                  (675,118)  (5,817,708)  (377,620)  (3,467,307)
==========================================================================
                           1,317,409  $10,070,283  1,898,370  $17,588,744
__________________________________________________________________________
==========================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                  MAY 1, 1998
                                                YEAR ENDED      (DATE OPERATIONS
                                               DECEMBER 31,      COMMENCED) TO
                                           -------------------    DECEMBER 31,
                                            2000       1999(a)        1998
                                           -------     -------  ----------------
Net asset value, beginning of period       $  9.02     $  8.84       $10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.91        1.03         0.39
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                   (2.64)      (0.10)       (1.15)
================================================================================
  Total from investment operations           (1.73)       0.93        (0.76)
================================================================================
Less distributions from net investment
 income                                      (0.94)      (0.75)       (0.40)
================================================================================
Net asset value, end of period             $  6.35     $  9.02       $ 8.84
________________________________________________________________________________
================================================================================
Total return(b)                             (19.14)%     10.52%       (7.61)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $26,151     $25,268       $7,966
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
 With fee waivers                             1.13%(c)    1.14%        1.13%(d)
--------------------------------------------------------------------------------
 Without fee waivers                          1.19%(c)    1.42%        2.50%(d)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average
 net assets                                  11.44%(c)   11.07%        9.75%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                         72%        127%          39%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $27,626,986.
(d) Annualized.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Equity Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                               /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                       AIM V.I. INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                                      MARKET
                                                          SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 91.34%

AUSTRALIA - 0.99%

AMP Ltd. (Insurance - Life/Health)                         162,800 $  1,831,492
-------------------------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)                      73,300    1,712,779
-------------------------------------------------------------------------------
Cable & Wireless Optus Ltd. (Telephone)(a)                 381,000      788,526
===============================================================================
                                                                      4,332,797
===============================================================================

BRAZIL - 1.60%

Brasil Telecom Participacoes S.A. - ADR (Telephone)         13,970      824,230
-------------------------------------------------------------------------------
Companhia de Bebidas das Americas - ADR (Beverages -
  Alcoholic)                                               108,400    2,791,300
-------------------------------------------------------------------------------
Companhia Paulista de Forca e Luz (Electric Companies)           2           42
-------------------------------------------------------------------------------
Embratel Participacoes S.A. - ADR (Telephone)               60,600      950,662
-------------------------------------------------------------------------------
Paulista de Forca e Luz (Electric Companies)                     1           49
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras-Pfd. (Oil &
 Gas - Exploration & Production)                           103,239    2,423,729
-------------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes S.A. - ADR
 (Telecommunication - Cellular/Wireless)                         1           10
===============================================================================
                                                                      6,990,022
===============================================================================

CANADA - 8.60%

360networks Inc. (Telecommunications - Long
 Distance)(a)                                              196,200    2,501,550
-------------------------------------------------------------------------------
Biovail Corp. (Health Care - Drugs - Generic
 & Other)(a)                                                82,100    3,188,764
-------------------------------------------------------------------------------
Bombardier Inc. - Class B (Aerospace/Defense)              497,700    7,680,658
-------------------------------------------------------------------------------
C-MAC Industries, Inc. (Electronics - Component
 Distributors)(a)                                          113,600    5,073,795
-------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)           123,900    6,690,154
-------------------------------------------------------------------------------
Cognos, Inc. (Computers - Software & Services)(a)           63,300    1,190,831
-------------------------------------------------------------------------------
Loblaw Co. Ltd. (Retail - Specialty)                        68,800    2,316,112
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)           143,168    4,590,324
-------------------------------------------------------------------------------
Rogers Communications, Inc. - Class B
 (Telecommunications - Cellular/Wireless)                  117,700    1,985,074
-------------------------------------------------------------------------------
Shaw Communications Inc. - Class B
 (Broadcasting - Television, Radio & Cable)                102,700    2,396,174
===============================================================================
                                                                     37,613,436
===============================================================================

DENMARK - 2.62%

Novo Nordisk A.S. - Class B (Health Care -
 Drugs - Generic & Other)                                   32,675    5,862,481
-------------------------------------------------------------------------------
Vestas Wind Systems A.S.
 (Manufacturing - Specialized)                             103,100    5,581,849
===============================================================================
                                                                     11,444,330
===============================================================================

                                                                    MARKET
                                                        SHARES      VALUE
FINLAND - 2.04%

Nokia Oyj (Communications Equipment)                     200,200 $  8,929,896
=============================================================================

FRANCE - 19.84%

Alcatel S.A. (Communications Equipment)                  113,600    6,453,903
-----------------------------------------------------------------------------
Altran Technologies S.A. (Services - Commercial
 & Consumer)                                              36,113    8,172,771
-----------------------------------------------------------------------------
Assurances Generales de France
 (Insurance - Multi-Line)                                 88,300    6,135,941
-----------------------------------------------------------------------------
Aventis S.A. (Chemicals - Diversified)                   110,200    9,675,689
-----------------------------------------------------------------------------
BNP Paribas (Banks - Major Regional)                      81,300    7,138,236
-----------------------------------------------------------------------------
Havas Advertising S.A. (Services -
 Advertising/Marketing)                                  234,500    3,391,191
-----------------------------------------------------------------------------
M6 Metropole Television (Broadcasting - Television,
 Radio & Cable)                                           22,100      829,083
-----------------------------------------------------------------------------
Pinault - Printemps - Redoute S.A. (Retail - General
 Merchandise)                                             28,600    6,147,528
-----------------------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)                         19,500    4,436,870
-----------------------------------------------------------------------------
Publicis Groupe (Services -
 Advertising/Marketing)                                  146,700    4,957,933
-----------------------------------------------------------------------------
Renault S.A. (Automobiles)                                46,300    2,413,030
-----------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health Care - Drugs -
 Generic & Other)                                         74,600    4,973,772
-----------------------------------------------------------------------------
Schneider Electric S.A. (Housewares)                      31,000    2,261,890
-----------------------------------------------------------------------------
Societe Generale - Class A (Banks -
 Major Regional)                                         104,900    6,521,120
-----------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
 Television, Radio & Cable)                               79,750    4,306,131
-----------------------------------------------------------------------------
TotalFinaElf S.A. (Oil - International Integrated)        60,225    8,958,199
=============================================================================
                                                                   86,773,287
=============================================================================

GERMANY - 4.65%

ADVA A.G. Optical Networking (Communications
 Equipment)(a)                                            13,400      773,871
-----------------------------------------------------------------------------
Altana A.G. (Health Care - Drugs - Generic & Other)       54,300    8,571,489
-----------------------------------------------------------------------------
MLP A.G. - Pfd. (Services - Commercial & Consumer)        39,100    4,277,514
-----------------------------------------------------------------------------
Porsche A.G. - Pfd. (Automobiles)                          2,065    6,728,810
=============================================================================
                                                                   20,351,684
=============================================================================

HONG KONG - 3.45%

China Mobile Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                 1,171,000    6,395,708
-----------------------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks - Regional)              512,000    2,921,138
-----------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail - Food Chains)            461,900    5,759,167
=============================================================================
                                                                   15,076,013
=============================================================================

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                         SHARES      VALUE
INDIA - 0.31%

Infosys Technologies Ltd. (Computers - Software &
 Services)(b)                                              11,200 $  1,368,941
==============================================================================

IRELAND - 0.99%

Bank of Ireland (Banks - Major Regional)                  432,000    4,332,551
==============================================================================

ISRAEL - 0.57%

Teva Pharmaceutical Industries Ltd. - ADR (Health
 Care - Drugs - Generic & Other)                           34,100    2,497,825
==============================================================================

ITALY - 3.02%

Bulgari S.p.A. (Consumer - Jewelry, Novelties
 & Gifts)                                                 195,000    2,398,803
------------------------------------------------------------------------------
Gruppo Editoriale L'Espresso (Publishing)                  24,200      209,525
------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A (Insurance
 Brokers)                                                 679,000   10,590,784
==============================================================================
                                                                    13,199,112
==============================================================================

JAPAN - 11.22%

Advantest Corp. (Electronics - Instrumentation)            22,500    2,105,562
------------------------------------------------------------------------------
Crayfish Co. Ltd. - ADR (Computers - Software
 & Services)(a)                                             9,800       85,750
------------------------------------------------------------------------------
Hirose Electric Co. Ltd. (Electronics - Component
 Distributors)                                             18,800    1,808,641
------------------------------------------------------------------------------
Hoya Corp. (Manufacturing - Specialized)                   36,000    2,644,744
------------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)                                               27,000    3,388,578
------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronics -
 Component Distributors)                                   18,000    2,109,498
------------------------------------------------------------------------------
NEC Corp. (Computers - Hardware)                          187,000    3,418,139
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
 (Telecommunications - Long Distance)                         340    2,447,263
------------------------------------------------------------------------------
NTT Data Corp. (Computers - Software & Services)              268    1,781,354
------------------------------------------------------------------------------
NTT DoCoMo, Inc. (Telecommunications -
 Cellular/Wireless)                                           120    2,067,518
------------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment & Supplies)             156,000    2,878,783
------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component Distributors)        8,200    1,556,236
------------------------------------------------------------------------------
Sanix Inc. (Services - Commercial & Consumer)              30,450    1,179,758
------------------------------------------------------------------------------
Sanyo Electric Co., Ltd. (Electronics - Component
 Distributors)                                            912,000    7,577,401
------------------------------------------------------------------------------
Sharp Corp. (Electrical Equipment)                        124,000    1,494,420
------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                          45,200    3,122,967
------------------------------------------------------------------------------
Takeda Chemical Industries Ltd. (Health Care -
 Drugs - Generic & Other)                                  85,000    5,025,363
------------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics - Semiconductors)         36,000    1,977,261
------------------------------------------------------------------------------
Trend Micro Inc. (Computers - Software & Services)(a)      33,400    2,415,760
==============================================================================
                                                                    49,084,996
==============================================================================

                                                                  MARKET
                                                      SHARES      VALUE
MEXICO - 2.90%

Coca-Cola Femsa S.A. - ADR (Beverages -
 Non-Alcoholic)                                        105,200 $  2,353,850
---------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V. - ADR
 (Beverages - Alcoholic)                                51,109    1,526,881
---------------------------------------------------------------------------
Grupo Modelo S.A. de C.V. - Series C (Beverages -
 Alcoholic)                                            564,000    1,496,021
---------------------------------------------------------------------------
Grupo Televisa S.A. - GDR (Entertainment)(a)            71,360    3,206,740
---------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V. - Class A
 (Paper & Forest Products)                             226,000      625,329
---------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V. - Class L - ADR
 (Telephone)                                            35,036    1,580,999
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V. - Series C
 (Retail -  General Merchandise)(a)                  1,014,000    1,866,937
===========================================================================
                                                                 12,656,757
===========================================================================

NETHERLANDS - 3.55%

Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                 86,299    3,162,145
---------------------------------------------------------------------------
Koninklijke Numico N.V. (Foods)                        122,500    6,165,802
---------------------------------------------------------------------------
VNU N.V. (Publishing)                                  126,400    6,213,731
===========================================================================
                                                                 15,541,678
===========================================================================

NORWAY - 0.58%

Tomra Systems A.S.A. (Manufacturing - Specialized)     131,700    2,551,256
===========================================================================

SINGAPORE - 1.12%

Datacraft Asia Ltd. (Communications Equipment)         253,360    1,195,859
---------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks - Money Center)         181,979    2,059,347
---------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering & Construction)         479,000      934,769
---------------------------------------------------------------------------
Singapore Press Holdings Ltd. (Publishing -
 Newspapers)                                            47,562      702,995
---------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks - Major Regional)           1            8
===========================================================================
                                                                  4,892,978
===========================================================================

SOUTH KOREA - 0.84%

Korea Telecom Corp. - ADR (Telephone)                   57,330    1,777,230
---------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel)       46,515      723,890
---------------------------------------------------------------------------
Samsung Electronics N.V. (Electronics - Component
 Distributors)                                           9,500    1,186,561
===========================================================================
                                                                  3,687,681
===========================================================================

SPAIN - 1.00%

Telefonica S.A. (Telephone)(a)                         263,043    4,347,385
===========================================================================

SWEDEN - 0.29%

Assa Abloy A.B. - Class B (Metal Fabricators)           65,000    1,271,604
===========================================================================

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                         SHARES      VALUE
SWITZERLAND - 5.91%

Compagnie Financiere Richemont A.G. - Units
 (Tobacco)(c)                                               2,595 $  6,941,885
------------------------------------------------------------------------------
Julius Baer Holding A.G. - Class B (Banks - Major
 Regional)                                                    465    2,545,233
------------------------------------------------------------------------------
Kudelski S.A. (Electronics - Component
 Distributors)(a)                                             700      777,538
------------------------------------------------------------------------------
Nestle S.A. (Foods)                                         2,300    5,365,011
------------------------------------------------------------------------------
Serono S.A. - Class B (Health Care - Drugs - Generic
 & Other)                                                   6,180    5,949,275
------------------------------------------------------------------------------
Swatch Group A.G. (The) - Class B (Consumer -
  Jewelry, Novelties & Gifts)                               3,400    4,248,689
==============================================================================
                                                                    25,827,631
==============================================================================

TAIWAN - 0.55%

Far Eastern Textile Ltd. - GDR (Textiles - Apparel)        29,483      206,381
------------------------------------------------------------------------------
Far Eastern Textile Ltd. - GDR (Textiles - Apparel)
 (Acquired 11/12/99-11/15/99; Cost $230,565)(d)            17,709      123,963
------------------------------------------------------------------------------
GT Taiwan Fund (Investment Management)(a)(b)(e)            15,291       62,082
------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd. -
 ADR (Electronics - Semiconductors)(a)                    115,760    1,996,860
==============================================================================
                                                                     2,389,286
==============================================================================

THAILAND - 0.00%

Siam Commercial Bank Public Co. Ltd. (Banks -
 Major Regional)(a)                                        32,800       14,737
==============================================================================

UNITED KINGDOM - 14.70%

ARM Holdings PLC (Electronics -
 Semiconductors)(a)                                       632,900    4,788,659
------------------------------------------------------------------------------
BP Amoco PLC (Oil - International Integrated)             734,400    5,930,001
------------------------------------------------------------------------------
Capita Group PLC (Services - Commercial & Consumer)       630,000    4,710,195
------------------------------------------------------------------------------
CMG PLC (Computers - Software & Services)                 123,900    1,727,772
------------------------------------------------------------------------------
Logica PLC (Computers - Software & Services)               90,100    2,357,714
------------------------------------------------------------------------------
Marconi PLC (Communications Equipment)                    553,240    5,947,998
------------------------------------------------------------------------------
Matalan PLC (Retail - Discounters)                        213,100    2,230,539
------------------------------------------------------------------------------
Next PLC (Retail - General Merchandise)                   202,600    2,438,730
------------------------------------------------------------------------------
Pace Micro Technology PLC (Communications Equipment)      209,000    1,421,956
------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (The) (Banks - Major
 Regional)                                                331,700    7,846,578
------------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Oil -
 International Integrated)                                723,100    5,936,070
------------------------------------------------------------------------------
Spirent PLC (Communications Equipment)                    822,600    7,503,206
------------------------------------------------------------------------------
Vodafone AirTouch PLC - ADR (Telecommunications -
  Cellular/Wireless)                                        1,750       62,672
------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications -
 Cellular/Wireless)                                     1,763,155    6,472,474
------------------------------------------------------------------------------
WPP Group PLC (Services - Advertising/Marketing)          376,400    4,907,886
==============================================================================
                                                                    64,282,450
==============================================================================
  Total Foreign Stocks & Other Equity Interests
   (Cost $344,680,848)                                             399,458,333
==============================================================================

                                                       MARKET
                                           SHARES      VALUE
MONEY MARKET FUNDS - 12.91%

STIC Liquid Assets Portfolio(f)          28,230,486 $ 28,230,486
-----------------------------------------------------------------
STIC Prime Portfolio(f)                  28,230,486   28,230,486
=================================================================
  Total Money Market Funds
   (Cost $56,460,972)                                 56,460,972
=================================================================
TOTAL INVESTMENTS - 104.25%
 (Cost $401,141,820)                                 455,919,305
=================================================================
LIABILITIES LESS OTHER ASSETS - (4.25%)              (18,583,053)
=================================================================
NET ASSETS - 100.00%                                $437,336,252
_________________________________________________________________
=================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.03% of the Fund's net assets.
(e) The security is managed by an affiliate of the advisor. The security is in the process of being liquidated to its shareholders at a price of $16.25 a share.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $401,141,820)  $455,919,305
--------------------------------------------------------------
Foreign currencies, at value (cost $432,453)           438,272
--------------------------------------------------------------
Receivables for:
 Fund shares sold                                      257,289
--------------------------------------------------------------
 Dividends                                             901,120
--------------------------------------------------------------
Investment for deferred compensation plan               39,427
--------------------------------------------------------------
Other assets                                            14,954
==============================================================
  Total assets                                     457,570,367
==============================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                             19,365,496
--------------------------------------------------------------
 Deferred compensation plan                             39,427
--------------------------------------------------------------
Accrued advisory fees                                  260,486
--------------------------------------------------------------
Accrued administrative services fees                   504,693
--------------------------------------------------------------
Accrued operating expenses                              64,013
==============================================================
  Total liabilities                                 20,234,115
==============================================================
Net assets applicable to shares outstanding       $437,336,252
==============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                        21,737,067
==============================================================
 Net asset value                                  $      20.12
______________________________________________________________
==============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $372,881)          $   6,159,963
------------------------------------------------------------------------------
Dividends from affiliated money market funds                        2,396,887
------------------------------------------------------------------------------
Interest                                                               44,828
==============================================================================
  Total investment income                                           8,601,678
==============================================================================

EXPENSES:

Advisory fees                                                       3,372,955
------------------------------------------------------------------------------
Administrative services fees                                          795,897
------------------------------------------------------------------------------
Custodian fees                                                        384,900
------------------------------------------------------------------------------
Trustees' fees                                                          7,107
------------------------------------------------------------------------------
Other                                                                 171,830
==============================================================================
  Total expenses                                                    4,732,689
==============================================================================
Less: Expenses paid indirectly                                           (739)
==============================================================================
  Net expenses                                                      4,731,950
==============================================================================
Net investment income                                               3,869,728
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                             (3,124,437)
------------------------------------------------------------------------------
 Foreign currencies                                                (2,461,382)
==============================================================================
                                                                  (5,585,819)
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (132,113,764)
------------------------------------------------------------------------------
 Foreign currencies                                                    76,329
==============================================================================
                                                                (132,037,435)
==============================================================================
Net gain (loss) from investment securities and foreign
 currencies                                                      (137,623,254)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(133,753,526)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                       2000          1999
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $  3,869,728  $  1,052,906
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities and foreign currencies                  (5,585,819)   28,410,687
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                               (132,037,435)  127,549,239
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                 (133,753,526)  157,012,832
==============================================================================
Distributions to shareholders from net investment
 income                                              (1,118,337)   (2,918,487)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (28,627,379)  (12,247,382)
------------------------------------------------------------------------------
Share transactions - net                            146,775,943    71,898,276
==============================================================================
  Net increase (decrease) in net assets             (16,723,299)  213,745,239
==============================================================================

NET ASSETS:

 Beginning of year                                  454,059,551   240,314,312
==============================================================================
 End of year                                       $437,336,252  $454,059,551
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $393,269,659  $256,736,054
------------------------------------------------------------------------------
 Undistributed net investment income (loss)           1,149,800       (84,098)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and foreign currencies      (11,846,727)   10,606,640
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                             54,763,520   186,800,955
==============================================================================
                                                   $437,336,252  $454,059,551
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. International Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to provide long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                      AIM V.I. INTERNATIONAL EQUITY FUND
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $1,517,493, undistributed net realized gains increased by $11,759,831 and paid in capital decreased by $10,242,338 as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, capital losses and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $6,458,675 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $795,897 of which AIM retained $92,799 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $5,098 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $739 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $739.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $474,319,512 and $368,029,679, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 77,678,229
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (26,041,366)
===========================================================================
Net unrealized appreciation of investment securities          $ 51,636,863
___________________________________________________________________________
===========================================================================

Cost of investments for tax purposes is $404,282,442.

                      AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                        1999
                        --------------------------  -------------------------
                          SHARES        AMOUNT        SHARES       AMOUNT
                        -----------  -------------  ----------  -------------
Sold                     31,116,291  $ 774,633,497   6,613,497  $ 145,638,150
------------------------------------------------------------------------------
Issued as reinvestment
 of dividends             1,451,718     29,745,716     582,183     15,165,869
------------------------------------------------------------------------------
Issued in connection
 with acquisitions*              --             --   2,243,929     49,699,501
------------------------------------------------------------------------------
Reacquired              (26,334,375)  (657,603,270) (6,185,749)  (138,605,244)
==============================================================================
                          6,233,634  $ 146,775,943   3,253,860  $  71,898,276
______________________________________________________________________________
==============================================================================

* As of the close of business on October 22, 1999, the Fund acquired all the net assets of the following funds: GT Global Variable International Fund, GT Global Variable Europe Fund, GT Global Variable Natural Resources Fund, GT Global Variable Infrastructure Fund, GT Global Variable New Pacific Fund, GT Global Variable Latin America Fund and GT Global Variable Emerging Markets Fund, collectively (the "Variable Funds"), pursuant to a plan of reorganization approved by the Variable Funds shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 2,243,929 shares of the Fund for the respective shares of each of the Variable Funds outstanding as of the close of business October 22, 1999 (see following table) and by combining the net assets of the Fund as of that date with those of the respective Variable Funds outlined in the following table:

                                                 NET ASSETS      APPRECIATION/
                                    SHARES       IMMEDIATELY     (DEPRECIATION)
         VARIABLE FUNDS:           EXCHANGED BEFORE ACQUISITIONS    INCLUDED
---------------------------------  ----------------------------------------
GT Global Variable International
 Fund                                398,165    $ 4,159,686       $   591,925
-------------------------------------------------------------------------------
GT Global Variable Europe Fund     2,101,240     16,722,795         1,876,631
-------------------------------------------------------------------------------
GT Global Variable Natural
 Resources Fund                      426,574      5,000,655           167,642
-------------------------------------------------------------------------------
GT Global Variable Infrastructure
 Fund                                253,110      3,837,109           609,331
-------------------------------------------------------------------------------
GT Global Variable New Pacific
 Fund                                857,885      7,747,489         1,306,187
-------------------------------------------------------------------------------
GT Global Variable Latin America
 Fund                                731,544      7,915,791        (1,572,891)
===============================================================================
GT Global Variable Emerging
 Markets Fund                        544,479      4,315,976           117,775
_______________________________________________________________________________
===============================================================================

The net assets of the Fund immediately before the acquisitions were $285,111,544.

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------
                              2000       1999(a)     1998      1997      1996
                            --------     --------  --------  --------  --------
Net asset value, beginning
 of period                  $  29.29     $  19.62  $  17.13  $  16.36  $  13.66
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income          0.18         0.08      0.15      0.10      0.07
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)              (7.88)       10.59      2.50      1.03      2.67
================================================================================
  Total from investment
   operations                  (7.70)       10.67      2.65      1.13      2.74
================================================================================
Less distributions:
 Dividends from net
  investment income            (0.06)       (0.19)    (0.16)    (0.08)    (0.04)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains               (1.41)       (0.81)       --     (0.28)       --
================================================================================
  Total distributions          (1.47)       (1.00)    (0.16)    (0.36)    (0.04)
================================================================================
Net asset value, end of
 period                     $  20.12     $  29.29  $  19.62  $  17.13  $  16.36
________________________________________________________________________________
================================================================================
Total return                  (26.40)%      55.04%    15.49%     6.94%    20.05%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)             $437,336     $454,060  $240,314  $211,023  $165,738
________________________________________________________________________________
================================================================================
Ratio of expenses to
 average net assets             1.02%(b)     0.97%     0.91%     0.93%     0.96%
________________________________________________________________________________
================================================================================
Ratio of net investment
 income to average net
 assets                         0.83%(b)     0.38%     0.80%     0.68%     0.78%
________________________________________________________________________________
================================================================================
Portfolio turnover rate           88%          97%       76%       57%       59%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $463,993,620.

                      AIM V.I. INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                              /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                           AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                             PAR
                                                            (000)     VALUE
COMMERCIAL PAPER--56.45%(a)

ASSET-BACKED SECURITIES - COMMERCIAL LOANS/LEASES - 4.05%

Fleet Funding Corp.
 6.60%, 01/11/01                                           $ 3,000 $ 2,994,500
==============================================================================

ASSET-BACKED SECURITIES - FULLY BACKED - 16.81%

Aquinas Funding LLC
 6.62%, 01/26/01                                             3,500   3,483,910
------------------------------------------------------------------------------
Blue Ridge Asset Funding Corp.
 6.65%, 01/16/01                                             2,500   2,493,073
------------------------------------------------------------------------------
Forrestal Funding Master Trust
 6.51%, 03/16/01                                             3,000   2,959,855
------------------------------------------------------------------------------
Three Rivers Funding Corp.
 6.54%, 02/05/01                                             3,500   3,477,746
==============================================================================
                                                                    12,414,584
==============================================================================

ASSET-BACKED SECURITIES - MULTI PURPOSE - 15.41%

Edison Asset Securitization, LLC
 6.50%, 02/28/01                                             3,000   2,968,583
------------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 6.32%, 03/29/01                                             3,500   3,446,544
------------------------------------------------------------------------------
Monte Rosa Capital Corp.
 6.55%, 02/01/01                                             3,000   2,983,079
------------------------------------------------------------------------------
Preferred Receivables Funding Corp.
 6.52%, 02/23/01                                             2,000   1,980,802
==============================================================================
                                                                    11,379,008
==============================================================================

ASSET-BACKED SECURITIES - TRADE RECEIVABLES - 2.70%

Asset Securitization Cooperative Corp.
 6.62%, 01/10/01                                             2,000   1,996,690
==============================================================================

BANKS (MAJOR REGIONAL) - 4.06%

Corporate Asset Funding Co.
 6.60%, 01/04/01                                             3,000   2,998,350
==============================================================================


                                                              PAR
                                                             (000)    VALUE
FINANCIAL (DIVERSIFIED) - 9.38%

Deutsche Bank Financial Inc.
 6.54%, 01/11/01                                            $ 3,000 $2,994,550
------------------------------------------------------------------------------
General Electric Capital Corp.
 6.42%, 03/14/01                                              2,000  1,974,320
------------------------------------------------------------------------------
UBS Finance Delaware Inc.
 6.20%, 05/08/01                                              2,000  1,956,256
==============================================================================
                                                                     6,925,126
==============================================================================

INVESTMENTS (BANKING/BROKERAGE) - 4.04%

Salomon Smith Barney Holdings, Inc.
 6.47%, 02/05/01                                              3,000  2,981,129
==============================================================================
  Total Commercial Paper (Cost $41,689,387)                         41,689,387
==============================================================================

SHORT-TERM OBLIGATIONS - 1.35%

FINANCIAL (DIVERSIFIED) - 1.35%

General Motors Acceptance Corp., Floating Rate
 Notes, Daily VRD Series,(b)(c)
 6.85%, 04/30/01                                              1,000  1,000,327
==============================================================================
  Total Short-Term Obligations (Cost $1,000,327)                     1,000,327
==============================================================================

MASTER NOTE AGREEMENTS - 9.34%(d)

Merrill Lynch Mortgage Capital, Inc.
 6.94%, 08/20/01(e)                                           3,500  3,500,000
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 6.85%, 03/01/01(f)                                           3,400  3,400,000
==============================================================================
  Total Master Note Agreements (Cost $6,900,000)                     6,900,000
==============================================================================
  Total Investments (excluding repurchase agreements) (Cost
   $49,589,714)                                                     49,589,714
==============================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

REPURCHASE AGREEMENTS - 31.79%(g)

Bear Stearns & Co., Inc.
 6.25%(h)                                         3,000   3,000,000
----------------------------------------------------------------------
Dean Witter Reynolds, Inc.
 6.45%, 01/02/01(i)                               2,483   2,482,839
----------------------------------------------------------------------
Paribas Corporation
 6.45%, 01/02/01(j)                              18,000  18,000,000
======================================================================
  Total Repurchase Agreements (Cost $23,482,839)         23,482,839
======================================================================
TOTAL INVESTMENTS - 98.93% (COST $73,072,553)            73,072,553(k)
======================================================================
OTHER ASSETS LESS LIABILITIES - 1.07%                       791,158
======================================================================
NET ASSETS - 100.00%                                    $73,863,711
======================================================================

Investment Abbreviations:

VRD - Variable Rate Demand

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The coupon rate shown on floating rate notes represents the rate at period end.
(c) Demand security; payable upon demand by the fund with usually no more than seven calender days notice. Interest rates are redetermined daily. Rates shown are rates in effect on 12/31/00.
(d) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/00.
(f) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/00.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $354,433,000 U.S. Government obligations, 0% to 8.60% due 01/02/01 to 06/11/18 with an aggregate market value at 12/31/00 of $358,448,039.
(i) Joint repurchase agreement entered into 12/29/00 with a maturing value of $1,000,716,667. Collateralized by $1,052,992,000 U.S. Government and Treasury obligations, 0% to 8.19% due 01/04/01 to 05/15/30 with an aggregate market value at 12/31/00 of $1,020,000,476.
(j) Joint repurchase agreement entered into 12/29/00 with a maturing value of $150,107,500. Collateralized by $194,775,383 U.S. Government and Treasury obligations, 0% to 11.75% due 01/02/01 to 07/15/43 with an aggregate market value at 12/31/00 of $153,000,330.
(k) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, excluding repurchase agreements, at value (amortized
 cost)                                                             $49,589,714
------------------------------------------------------------------------------
Repurchase agreements                                               23,482,839
------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                      965,881
------------------------------------------------------------------------------
 Interest                                                               64,245
------------------------------------------------------------------------------
Investment for deferred compensation plan                               37,057
------------------------------------------------------------------------------
Other assets                                                             1,396
==============================================================================
  Total assets                                                      74,141,132
==============================================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                                                 89,776
------------------------------------------------------------------------------
 Deferred compensation plan                                             37,057
------------------------------------------------------------------------------
Accrued advisory fees                                                   23,991
------------------------------------------------------------------------------
Accrued administrative services fees                                   101,869
------------------------------------------------------------------------------
Accrued operating expenses                                              24,728
==============================================================================
  Total liabilities                                                    277,421
==============================================================================
Net assets applicable to shares outstanding                        $73,863,711
______________________________________________________________________________
==============================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                                         73,863,654
==============================================================================
Net asset value                                                    $      1.00
______________________________________________________________________________
==============================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                          $4,825,158
------------------------------------------------------------

EXPENSES:

Advisory fees                                        303,297
------------------------------------------------------------
Administrative services fees                         137,982
------------------------------------------------------------
Custodian fees                                        24,141
------------------------------------------------------------
Trustees' fees                                         5,140
------------------------------------------------------------
Other                                                 66,682
============================================================
  Total expenses                                     537,242
============================================================
Net investment income                              4,287,916
============================================================
Increase in net assets resulting from operations  $4,287,916
____________________________________________________________
============================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                       2000         1999
                                                   ------------  -----------
OPERATIONS:

 Net investment income                             $  4,287,916  $ 3,640,927
=============================================================================
Distributions to shareholders from net investment
 income                                              (4,287,916)  (3,640,927)
-----------------------------------------------------------------------------
Share transactions - net                            (21,288,458)  31,061,846
=============================================================================
  Net increase (decrease) in net assets             (21,288,458)  31,061,846
=============================================================================

NET ASSETS:

 Beginning of year                                   95,152,169   64,090,323
=============================================================================
 End of year                                       $ 73,863,711  $95,152,169
_____________________________________________________________________________
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $ 73,863,654  $95,152,112
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities                                                 57           57
=============================================================================
                                                   $ 73,863,711  $95,152,169
_____________________________________________________________________________
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.
C. Distributions - It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $200 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $137,982 of which AIM retained $50,000 for accounting services provided.

                          AIM V.I. MONEY MARKET FUND

 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,391 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                         1999
                        ---------------------------  ---------------------------
                           SHARES        AMOUNT         SHARES        AMOUNT
                        ------------  -------------  ------------  -------------
Sold                      97,361,086  $  97,361,086   113,630,564  $ 113,630,564
---------------------------------------------------------------------------------
Issued as reinvestment
 of dividends              4,287,916      4,287,916     3,640,927      3,640,927
---------------------------------------------------------------------------------
Issued in connection
 with acquisitions*               --             --    29,800,869     29,800,869
---------------------------------------------------------------------------------
Reacquired              (122,937,460)  (122,937,460) (116,010,514)  (116,010,514)
=================================================================================
                        (21,288,458)  $ (21,288,458)   31,061,846  $  31,061,846
_________________________________________________________________________________
=================================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Money Market Fund ("Variable Money Market Fund") pursuant to a plan of reorganization approved by Variable Money Market Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 29,800,869 shares of the Fund for 29,800,869 shares of Variable Money Market Fund outstanding as of the close of business on October 15, 1999. Variable Money Market Fund net assets at that date of $29,800,869 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $80,730,864.

NOTE 6 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                        YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                 2000        1999     1998     1997     1996
                                -------     -------  -------  -------  -------
Net asset value, beginning of
 period                         $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
===============================================================================
Income from investment
 operations:
 Net investment income             0.06        0.05     0.05     0.05     0.05
===============================================================================
Less distributions from net
 investment income                (0.06)      (0.05)   (0.05)   (0.05)   (0.05)
===============================================================================
Net asset value, end of period  $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
_______________________________________________________________________________
===============================================================================
Total return                       5.83%       4.66%    5.06%    5.14%    4.97%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                 $73,864     $95,152  $64,090  $58,635  $63,529
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average
 net assets                        0.71%(a)    0.60%    0.58%    0.59%    0.55%
_______________________________________________________________________________
===============================================================================
Ratio of net investment income
 to average net assets             5.66%(a)    4.59%    4.94%    5.01%    4.84%
_______________________________________________________________________________
===============================================================================

(a) Ratios are based on average daily net assets of $75,824,258.

                          AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Telecommunications and Technology Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Telecommunications and Technology Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                 AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                      MARKET
                                           SHARES      VALUE
DOMESTIC COMMON STOCKS - 85.30%

BIOTECHNOLOGY - 8.75%

Amgen Inc.(a)                                10,500 $   671,344
---------------------------------------------------------------
Applera Corp. - Celera Genomics Group(a)      3,000     107,812
---------------------------------------------------------------
Celgene Corp.(a)                              4,000     130,000
---------------------------------------------------------------
Cephalon, Inc.(a)                            12,200     772,412
---------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                 3,300      43,725
---------------------------------------------------------------
Genzyme Corp.(a)                              3,300     296,794
---------------------------------------------------------------
Human Genome Sciences, Inc.(a)                8,200     568,362
---------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                 8,600   1,630,237
---------------------------------------------------------------
Incyte Genomics, Inc.(a)                     34,200     850,725
---------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)          16,000     990,000
===============================================================
                                                      6,061,411
===============================================================

COMMUNICATIONS EQUIPMENT - 10.26%

CIENA Corp.(a)                                9,000     732,375
---------------------------------------------------------------
Comverse Technology, Inc.(a)                  4,200     456,225
---------------------------------------------------------------
Corning Inc.                                 57,000   3,010,312
---------------------------------------------------------------
Finisar Corp.(a)                             45,000   1,305,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                        38,600   1,609,138
===============================================================
                                                      7,113,050
===============================================================

COMPUTERS (HARDWARE) - 2.76%

Handspring, Inc.(a)                          15,600     607,425
---------------------------------------------------------------
Palm, Inc.(a)                                46,100   1,305,206
===============================================================
                                                      1,912,631
===============================================================

COMPUTERS (NETWORKING) - 14.43%

Cisco Systems, Inc.(a)                       65,900   2,520,675
---------------------------------------------------------------
Emulex Corp.(a)                              43,200   3,453,300
---------------------------------------------------------------
Juniper Networks, Inc.(a)                    26,100   3,290,231
---------------------------------------------------------------
VeriSign, Inc.(a)                             9,900     734,456
===============================================================
                                                      9,998,662
===============================================================

COMPUTERS (PERIPHERALS) - 13.54%

Brocade Communications Systems, Inc.(a)      50,800   4,664,075
---------------------------------------------------------------
EMC Corp.(a)                                 40,000   2,660,000
---------------------------------------------------------------
Network Appliance, Inc.(a)                   32,100   2,061,923
===============================================================
                                                      9,385,998
===============================================================

COMPUTERS (SOFTWARE & SERVICES) - 14.78%

Ariba, Inc.(a)                                9,900     532,125
---------------------------------------------------------------
BEA Systems, Inc.(a)                         52,600   3,540,638
---------------------------------------------------------------
i2 Technologies, Inc.(a)                      8,400     456,750
---------------------------------------------------------------
Oracle Corp.(a)                              32,000     930,000
---------------------------------------------------------------
Siebel Systems, Inc.(a)                      33,000   2,231,625
---------------------------------------------------------------
VERITAS Software Corp.(a)                    23,200   2,030,000
---------------------------------------------------------------
WatchGuard Technologies, Inc.(a)             16,500     521,813
===============================================================
                                                     10,242,951
===============================================================

                                                                      MARKET
                                                           SHARES      VALUE
ELECTRONICS (INSTRUMENTATION) - 1.60%

Alpha Industries, Inc.(a)                                    14,700 $   543,900
-------------------------------------------------------------------------------
Waters Corp.(a)                                               6,800     567,800
===============================================================================
                                                                      1,111,700
===============================================================================

ELECTRONICS (SEMICONDUCTORS) - 13.29%

Applied Micro Circuits Corp.(a)                              65,900   4,945,589
-------------------------------------------------------------------------------
SDL, Inc.(a)                                                 17,000   2,519,188
-------------------------------------------------------------------------------
TranSwitch Corp.(a)                                           5,500     215,188
-------------------------------------------------------------------------------
Triquint Semiconductor, Inc.(a)                              35,000   1,529,063
===============================================================================
                                                                      9,209,028
===============================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.21%

Genentech, Inc.(a)                                            7,000     570,500
-------------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                                     11,600     962,075
===============================================================================
                                                                      1,532,575
===============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.26%

Applera Corp.-Applied Biosystems Group                        9,300     874,781
===============================================================================

SERVICES (DATA PROCESSING) - 0.46%

Paychex, Inc.                                                 6,600     320,925
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.96%

Openwave Systems Inc.(a)                                     16,500     790,969
-------------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                               9,700     567,450
===============================================================================
                                                                      1,358,419
===============================================================================
  Total Domestic Common Stocks
   (Cost $59,894,856)                                                59,122,131
===============================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 9.50%

CANADA - 0.56%

Nortel Networks Corp. (Communications Equipment)             12,033     387,036
===============================================================================

FINLAND - 1.00%

Nokia Oyj - ADR (Communications Equipment)                   16,000     696,000
===============================================================================

HONG KONG - 1.37%

China Mobile Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                      174,000     950,344
===============================================================================

ISRAEL - 1.73%

Check Point Software Technologies Ltd. (Computers -
 Software & Services)(a)                                      9,000   1,202,062
===============================================================================

JAPAN - 3.15%

Nippon Telegraph & Telephone Corp. (Telecommunications -
  Long Distance)                                                 97     698,190
-------------------------------------------------------------------------------
NTT DoCoMo, Inc. (Telecommunications -
  Cellular/Wireless)                                             70   1,206,052
-------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                             4,000     276,369
===============================================================================
                                                                      2,180,611
===============================================================================

SPAIN - 0.77%

Telefonica S.A. (Telephone)(a)                               32,251     533,021
===============================================================================

                 AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND

                                                                  MARKET
                                                       SHARES      VALUE
UNITED KINGDOM - 0.92%

Vodafone Group PLC (Telecommunications -
 Cellular/Wireless)                                     173,764 $   637,881
===========================================================================
  Total Foreign Stocks & Other Equity Interests (Cost
   $5,294,388)                                                    6,586,955
===========================================================================

MONEY MARKET FUNDS - 4.67%

STIC Liquid Assets Portfolio(b)                       1,617,737   1,617,737
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                               1,617,737   1,617,737
===========================================================================
  Total Money Market Funds (Cost $3,235,474)                      3,235,474
===========================================================================
TOTAL INVESTMENTS - 99.47%
 (COST $68,424,718)                                              68,944,560
===========================================================================
OTHER ASSETS LESS LIABILITIES - 0.53%                               365,509
===========================================================================
NET ASSETS - 100.00%                                            $69,310,069
===========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                 AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $68,424,718)  $68,944,560
------------------------------------------------------------
Foreign currencies, at value (cost $1,849)             1,803
------------------------------------------------------------
Receivables for:
 Investments sold                                    696,839
------------------------------------------------------------
 Fund shares sold                                     98,612
------------------------------------------------------------
 Dividends                                            32,682
------------------------------------------------------------
Investment for deferred compensation plan              7,095
------------------------------------------------------------
Other assets                                           2,567
============================================================
  Total assets                                    69,784,158
============================================================

LIABILITIES:

Payables for:
 Investments purchased                               296,346
------------------------------------------------------------
 Fund shares reacquired                               43,459
------------------------------------------------------------
 Deferred compensation plan                            7,095
------------------------------------------------------------
Accrued advisory fees                                 59,579
------------------------------------------------------------
Accrued administrative services fees                  39,516
------------------------------------------------------------
Accrued operating expenses                            28,094
============================================================
  Total liabilities                                  474,089
============================================================
Net assets applicable to shares outstanding      $69,310,069
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:
 Outstanding                                       3,739,712
============================================================
Net asset value                                  $     18.53
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,804)             $  1,850,218
------------------------------------------------------------------------------
Dividends from affiliated money market funds                          249,899
------------------------------------------------------------------------------
Interest                                                                1,555
==============================================================================
  Total investment income                                           2,101,672
==============================================================================

EXPENSES:

Advisory fees                                                       1,024,453
------------------------------------------------------------------------------
Administrative services fees                                          194,159
------------------------------------------------------------------------------
Custodian fees                                                         51,399
------------------------------------------------------------------------------
Trustees' fees                                                          5,546
------------------------------------------------------------------------------
Other                                                                  67,964
==============================================================================
  Total expenses                                                    1,343,521
==============================================================================
Less: Expenses paid indirectly                                           (672)
==============================================================================
  Net expenses                                                      1,342,849
==============================================================================
Net investment income                                                 758,823
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                             11,310,520
------------------------------------------------------------------------------
 Foreign currencies                                                    (6,257)
==============================================================================
                                                                   11,304,263
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (52,361,813)
------------------------------------------------------------------------------
 Foreign currencies                                                      (734)
==============================================================================
                                                                  (52,362,547)
==============================================================================
Net gain (loss) from investment securities and foreign
 currencies                                                       (41,058,284)
==============================================================================
Net increase (decrease) in net assets resulting from operations  $(40,299,461)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000          1999
                                                  ------------  ------------
OPERATIONS:

 Net investment income (loss)                     $    758,823  $   (468,914)
-----------------------------------------------------------------------------
 Net realized gain from investment securities and
  foreign currencies                                11,304,263    21,064,128
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                               (52,362,547)   36,865,952
=============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                 (40,299,461)   57,461,166
=============================================================================
Distributions to shareholders from net realized
 gains                                             (11,671,573)  (15,618,065)
-----------------------------------------------------------------------------
Share transactions - net                            12,853,339    (2,874,672)
=============================================================================
  Net increase (decrease) in net assets            (39,117,695)   38,968,429
=============================================================================

NET ASSETS:

 Beginning of year                                 108,427,764    69,459,335
=============================================================================
 End of year                                      $ 69,310,069  $108,427,764
_____________________________________________________________________________
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                    $ 56,936,139  $ 44,082,800
-----------------------------------------------------------------------------
 Undistributed net investment income                   751,243            --
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                 11,103,561    11,463,291
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                               519,126    52,881,673
=============================================================================
                                                  $ 69,310,069  $108,427,764
_____________________________________________________________________________
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Telecommunications and Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $7,580 and undistributed net realized gains increased by $7,580 as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $194,159 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,423 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $672 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $672.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $132,034,144 and $126,632,957, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,735,021
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,761,465)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $   (26,444)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $68,971,004.

                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                       1999
                           ------------------------  -------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  -------------
Sold                        1,092,078  $ 34,096,743   6,650,710  $ 148,837,352
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    433,888    11,671,573     763,720     15,618,065
-------------------------------------------------------------------------------
Reacquired                 (1,076,274)  (32,914,977) (7,487,234)  (167,330,089)
===============================================================================
                              449,692  $ 12,853,339     (72,804) $  (2,874,672)
_______________________________________________________________________________
===============================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                    YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                             2000         1999      1998      1997      1996
                            -------     --------   -------   -------   -------
Net asset value, beginning
 of period                  $ 32.96     $  20.66   $ 18.40   $ 18.14   $ 16.87
================================================================================
Income from investment
 operations:
 Net investment income
  (loss)                       0.20        (0.14)    (0.01)    (0.02)    (0.05)
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)            (11.05)       18.46      3.99      2.59      3.31
================================================================================
  Total from investment
   operations                (10.85)       18.32      3.98      2.57      3.26
================================================================================
Less distributions:
 Dividends from net
  investment income              --           --        --        --     (0.02)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains              (3.58)       (6.02)    (1.72)    (2.31)    (1.97)
================================================================================
  Total distributions         (3.58)       (6.02)    (1.72)    (2.31)    (1.99)
================================================================================
Net asset value, end of
 period                     $ 18.53     $  32.96   $ 20.66   $ 18.40   $ 18.14
________________________________________________________________________________
================================================================================
Total return                 (36.29)%     106.52%    22.11%    14.56%    19.34%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)             $69,310     $108,428   $69,459   $68,186   $63,258
________________________________________________________________________________
================================================================================
Ratio of expenses to
 average net assets
 With fee waivers              1.31%(a)     1.27%     1.17%     1.11%     1.12%
================================================================================
 Without fee waivers           1.31%(a)     1.27%     1.18%     1.16%     1.17%
________________________________________________________________________________
================================================================================
Ratio of net investment
 income (loss) to average
 net assets                    0.74%(a)    (0.62)%   (0.04)%   (0.10)%   (0.26)%
________________________________________________________________________________
================================================================================
Ratio of interest expense
 to average net assets           --         0.01%     0.01%       --        --
________________________________________________________________________________
================================================================================
Portfolio turnover rate         131%         124%       73%       91%       77%
________________________________________________________________________________
================================================================================

(a) Ratios are based on average daily net assets of 102,445,227.

                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                              AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         MARKET
                                           SHARES        VALUE
DOMESTIC COMMON STOCKS - 79.98%

BANKS (MAJOR REGIONAL) - 0.55%

Bank of New York Co., Inc. (The)             275,000 $   15,176,562
===================================================================

BANKS (MONEY CENTER) - 1.87%

J.P. Morgan Chase & Co.                    1,127,000     51,208,062
===================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 10.55%

Comcast Corp. - Class A(a)(b)              4,150,000    173,262,500
-------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)      2,500,000    116,406,250
===================================================================
                                                        289,668,750
===================================================================

COMPUTERS (HARDWARE) - 2.64%

Apple Computer, Inc.(a)                    1,900,000     28,262,500
-------------------------------------------------------------------
Compaq Computer Corp.                      2,125,000     31,981,250
-------------------------------------------------------------------
Sun Microsystems, Inc.(a)                    440,000     12,265,000
===================================================================
                                                         72,508,750
===================================================================

COMPUTERS (NETWORKING) - 1.84%

Cisco Systems, Inc.(a)                     1,321,600     50,551,200
===================================================================

COMPUTERS (PERIPHERALS) - 1.00%

EMC Corp.(a)                                 414,700     27,577,550
===================================================================

COMPUTERS (SOFTWARE & SERVICES) - 2.37%

America Online, Inc.(a)                      490,000     17,052,000
-------------------------------------------------------------------
At Home Corp. - Series A(a)                  480,400      2,657,212
-------------------------------------------------------------------
Microsoft Corp.(a)                           235,000     10,193,125
-------------------------------------------------------------------
Oracle Corp.(a)                            1,212,600     35,241,187
===================================================================
                                                         65,143,524
===================================================================

ELECTRICAL EQUIPMENT - 0.20%

Solectron Corp.(a)                           165,000      5,593,500
===================================================================

ELECTRONICS (SEMICONDUCTORS) - 2.16%

Analog Devices, Inc.(a)                    1,157,400     59,244,412
===================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.88%

Applied Materials, Inc.(a)                   220,000      8,401,250
-------------------------------------------------------------------
Teradyne, Inc.(a)                            420,000     15,645,000
===================================================================
                                                         24,046,250
===================================================================

FINANCIAL (DIVERSIFIED) - 5.89%

American Express Co.                       1,071,500     58,865,531
-------------------------------------------------------------------
Citigroup Inc.                             1,547,100     78,998,794
-------------------------------------------------------------------
Freddie Mac                                  300,000     20,662,500
-------------------------------------------------------------------
J.P. Morgan & Co., Inc.                       20,000      3,310,000
===================================================================
                                                        161,836,825
===================================================================

HEALTH CARE (DIVERSIFIED) - 2.25%

Johnson & Johnson                            587,000     61,671,688
===================================================================

                                                                    MARKET
                                                       SHARES       VALUE
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 4.68%

Pfizer Inc.                                            2,248,300 $103,421,800
-----------------------------------------------------------------------------
Schering-Plough Corp.                                    440,900   25,021,075
=============================================================================
                                                                  128,442,875
=============================================================================

HEALTH CARE (MANAGED CARE) - 1.23%

UnitedHealth Group Inc.                                  550,000   33,756,250
=============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.28%

Baxter International, Inc.                               165,000   14,571,563
-----------------------------------------------------------------------------
Guidant Corp.(a)                                         383,900   20,706,606
=============================================================================
                                                                   35,278,169
=============================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.28%

Kimberly-Clark Corp.                                     496,100   35,069,309
=============================================================================

INSURANCE (MULTI-LINE) - 4.69%

American International Group, Inc.                     1,116,400  110,035,175
-----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)            267,400   18,885,125
=============================================================================
                                                                  128,920,300
=============================================================================

INVESTMENT BANKING/BROKERAGE - 4.69%

Merrill Lynch & Co., Inc.                                320,000   21,820,000
-----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                       1,348,700  106,884,475
=============================================================================
                                                                  128,704,475
=============================================================================

MANUFACTURING (DIVERSIFIED) - 2.47%

Honeywell International Inc.                           1,433,400   67,817,738
=============================================================================

NATURAL GAS -.52%

Williams Cos., Inc. (The)                              1,047,200   41,822,550
=============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 2.17%

R&B Falcon Corp.(a)                                      418,300    9,594,756
-----------------------------------------------------------------------------
Schlumberger Ltd.                                        399,600   31,943,025
-----------------------------------------------------------------------------
Transocean Sedco Forex Inc.                              394,000   18,124,000
=============================================================================
                                                                   59,661,781
=============================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.76%

Chevron Corp.                                            175,000   14,776,563
-----------------------------------------------------------------------------
Exxon Mobil Corp.                                        385,800   33,540,488
=============================================================================
                                                                   48,317,051
=============================================================================

RETAIL (COMPUTERS & ELECTRONICS) - 0.90%

Best Buy Co., Inc.(a)                                    832,100   24,598,956
=============================================================================

RETAIL (DRUG STORES) - 2.70%

Walgreen Co.                                           1,774,500   74,196,281
=============================================================================

RETAIL (FOOD CHAINS) - 3.27%

Kroger Co. (The)(a)                                      924,400   25,016,575
-----------------------------------------------------------------------------
Safeway Inc.(a)                                        1,036,900   64,806,250
=============================================================================
                                                                   89,822,825
=============================================================================

                              AIM V.I. VALUE FUND

                                                                     MARKET
                                                       SHARES        VALUE
RETAIL (GENERAL MERCHANDISE) - 4.00%

Costco Wholesale Corp.(a)                                760,000 $   30,352,500
-------------------------------------------------------------------------------
Target Corp.                                           2,465,000     79,496,250
===============================================================================
                                                                    109,848,750
===============================================================================

RETAIL (SPECIALTY-APPAREL) - 0.49%

Gap, Inc. (The)                                          525,000     13,387,500
===============================================================================

SERVICES (ADVERTISING/MARKETING) - 3.10%

Omnicom Group Inc.                                     1,026,200     85,046,325
===============================================================================

SERVICES (DATA PROCESSING) - 4.71%

Automatic Data Processing, Inc.                          518,200     32,808,538
-------------------------------------------------------------------------------
First Data Corp.                                       1,832,900     96,570,919
===============================================================================
                                                                    129,379,457
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.84%

Nextel Communications, Inc. - Class A(a)               3,155,600     78,101,100
===============================================================================
  Total Domestic Common Stocks
   (Cost $2,053,737,076)                                          2,196,398,765
===============================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 10.17%

BERMUDA - 4.80%

Tyco International Ltd. (Manufacturing -
  Diversified)                                         2,376,000    131,868,000
===============================================================================

CANADA - 2.28%

Celestica Inc. (Electronics - Semiconductors)(a)         837,800     45,450,650
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)         537,300     17,227,181
===============================================================================
                                                                     62,677,831
===============================================================================

FINLAND - 1.11%

Nokia Oyj - ADR (Communications Equipment)               700,000     30,450,000
===============================================================================

FRANCE - 0.45%

Alcatel S.A. - ADR (Communications Equipment)            220,400     12,328,625
===============================================================================

UNITED KINGDOM - 1.53%

Amdocs Ltd. (Telecommunications -
  Cellular/Wireless)(a)                                   13,400        887,750
-------------------------------------------------------------------------------
BP Amoco PLC - ADR (Oil - International Integrated)      857,400     41,048,025
===============================================================================
                                                                     41,935,775
===============================================================================
Total Foreign Stocks & Other Equity Interests (Cost
 $221,824,343)                                                      279,260,231
===============================================================================

                                                PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
U.S. TREASURY BILLS - 0.23%

5.77%, 03/22/01 (Cost $6,422,267)(d)(e)        $ 6,500,000 $    6,423,294
==========================================================================
                                                 SHARES
MONEY MARKET FUNDS - 11.07%

STIC Liquid Assets Portfolio(f)                152,009,934    152,009,934
--------------------------------------------------------------------------
STIC Prime Portfolio(f)                        152,009,934    152,009,934
==========================================================================
  Total Money Market Funds (Cost $304,019,868)                304,019,868
==========================================================================
TOTAL INVESTMENTS - 101.45%
 (Cost $2,586,003,554)                                      2,786,102,158
==========================================================================
LIABILITIES LESS OTHER ASSETS - (1.45%)                       (39,941,577)
==========================================================================
NET ASSETS - 100.00%                                       $2,746,160,581
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 12/31/00 was $173,262,500, which represented 6.31% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 8.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $2,586,003,554)  $2,786,102,158
------------------------------------------------------------------
Receivables for:
 Investments sold                                        1,959,206
------------------------------------------------------------------
 Fund shares sold                                        1,178,637
------------------------------------------------------------------
 Dividends                                               2,458,443
------------------------------------------------------------------
Investment for deferred compensation plan                   52,121
------------------------------------------------------------------
Other assets                                                68,343
==================================================================
  Total assets                                       2,791,818,908
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                  32,933,914
------------------------------------------------------------------
 Fund shares reacquired                                  1,516,824
------------------------------------------------------------------
 Foreign currency contracts closed                         125,701
------------------------------------------------------------------
 Foreign currency contracts outstanding                  3,275,712
------------------------------------------------------------------
 Options written (premiums received $7,644,639)          2,689,981
------------------------------------------------------------------
 Deferred compensation plan                                 52,121
------------------------------------------------------------------
 Variation margin                                        1,147,614
------------------------------------------------------------------
Accrued advisory fees                                    1,340,633
------------------------------------------------------------------
Accrued administrative services fees                     2,459,958
------------------------------------------------------------------
Accrued operating expenses                                 115,869
==================================================================
  Total liabilities                                     45,658,327
==================================================================
Net assets applicable to shares outstanding         $2,746,160,581
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                            100,588,942
==================================================================
Net asset value                                     $        27.30
__________________________________________________________________
==================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $135,244)          $  10,060,477
------------------------------------------------------------------------------
Dividends from affiliated money market funds                       16,146,563
------------------------------------------------------------------------------
Interest                                                               33,510
==============================================================================
  Total investment income                                          26,240,550
==============================================================================

EXPENSES:

Advisory fees                                                      16,526,917
------------------------------------------------------------------------------
Administrative services fees                                        5,547,173
------------------------------------------------------------------------------
Custodian fees                                                        225,179
------------------------------------------------------------------------------
Transfer agent fees                                                    38,953
------------------------------------------------------------------------------
Trustees' fees                                                         10,556
------------------------------------------------------------------------------
Other                                                                 571,809
==============================================================================
  Total expenses                                                   22,920,587
==============================================================================
Less: Expenses paid indirectly                                         (5,712)
==============================================================================
  Net expenses                                                     22,914,875
==============================================================================
Net investment income                                               3,325,675
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS,
 FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                              9,012,704
------------------------------------------------------------------------------
 Foreign currency contracts                                        24,909,086
------------------------------------------------------------------------------
 Futures contracts                                                   (830,433)
==============================================================================
                                                                   33,091,357
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (486,185,487)
------------------------------------------------------------------------------
 Foreign currencies                                                       (87)
------------------------------------------------------------------------------
 Foreign currency contracts                                        (8,954,850)
------------------------------------------------------------------------------
 Futures contracts                                                 (1,168,028)
------------------------------------------------------------------------------
 Option contracts written                                           4,954,658
==============================================================================
                                                                 (491,353,794)
==============================================================================
Net gain (loss) from investment securities, foreign
 currencies, foreign currency contracts, futures contracts and
 option contracts                                                (458,262,437)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(454,936,762)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                    2000            1999
                                               --------------  --------------
OPERATIONS:

 Net investment income                         $    3,325,675  $    3,440,737
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                        33,091,357     111,811,218
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                      (491,353,794)    360,547,238
==============================================================================
  Net increase (decrease) in net assets
   resulting from operations                     (454,936,762)    475,799,193
==============================================================================
Distributions to shareholders from net
 investment income                                 (3,445,134)     (6,235,364)
------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains                                  (120,019,734)    (32,606,763)
------------------------------------------------------------------------------
Share transactions - net                          941,195,640     725,025,960
==============================================================================
  Net increase in net assets                      362,794,010   1,161,983,026
==============================================================================

NET ASSETS:

 Beginning of year                              2,383,366,571   1,221,383,545
==============================================================================
 End of year                                   $2,746,160,581  $2,383,366,571
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                 $2,521,723,981  $1,579,989,967
------------------------------------------------------------------------------
 Undistributed net investment income                3,258,277       3,383,602
------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts, futures
  contracts and option contracts                   20,569,224     108,030,109
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts, futures contracts and
  option contracts                                200,609,099     691,962,893
==============================================================================
                                               $2,746,160,581  $2,383,366,571
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of

                              AIM V.I. VALUE FUND
   determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $5,866, undistributed net realized gains decreased by $532,508, and paid-in capital increased by $538,374 as a result of book/tax differences and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

  Outstanding foreign currency contracts at December 31, 2000 were as follows:

                         CONTRACT TO                 UNREALIZED
SETTLEMENT  --------------------------------------  APPRECIATION
   DATE        CURRENCY      RECEIVE      VALUE    (DEPRECIATION)
----------  -----------------------------------------------
02/28/01    CAD 70,800,000 $46,165,349 $47,252,818  $(1,087,469)
02/28/01    EUR 21,450,000  18,305,266  20,195,840   (1,890,574)
03/02/01    EUR  9,600,000   8,741,720   9,039,389     (297,669)
                ------------------------------  -----------
                           $73,212,335 $76,488,047  $(3,275,712)
                           =========== ===========  ===========

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

                              AIM V.I. VALUE FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $5,547,173 of which AIM retained $167,010 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $8,877 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $5,712 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $5,712.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $2,364,882,407 and $1,537,133,471, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 396,337,293
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (220,261,782)
============================================================================
Net unrealized appreciation of investment securities          $ 176,075,511
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $2,610,026,647.

NOTE 7 - FUTURES CONTRACTS
On December 31, 2000, $4,935,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                        UNREALIZED
              NO. OF                                  MARKET           APPRECIATION
CONTRACT     CONTRACTS       MONTH/COMMITMENT          VALUE          (DEPRECIATION)
--------     ---------       ----------------       -----------       --------------
S&P 500         255            Mar. 01/Buy          $85,106,250        $(1,168,028)
====================================================================================

NOTE 8 - CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                       CALL OPTION
                        CONTRACTS
                   --------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   ------------------
Beginning of year       --   $       --
----------------------------------------
Written             10,659    8,360,035
----------------------------------------
Exercised           (1,100)    (530,479)
----------------------------------------
Expired               (900)    (184,917)
========================================
End of year          8,659   $7,644,639
________________________________________
========================================

                              AIM V.I. VALUE FUND

Open call option contracts written as of December 31, 2000 were as follows:

                                                          DECEMBER 31,
                     CONTRACT STRIKE NUMBER OF  PREMIUMS      2000      UNREALIZED
ISSUE                 MONTH   PRICE  CONTRACTS  RECEIVED  MARKET VALUE APPRECIATION
-----                ----------------------------------------------------
Guidant Corp.          Jan.   $50.00   2,600   $2,756,401  $1,283,750   $1,472,651
-----------------------------------------------------------------------------------
Guidant Corp.          Jan.    65.00   1,239    1,230,645      23,231    1,207,414
-----------------------------------------------------------------------------------
Merrill Lynch & Co.    Jan.    70.00   3,120    2,600,636     809,250    1,791,386
-----------------------------------------------------------------------------------
Nokia Corp. ADR        Jan.    42.50   1,700    1,056,957     573,750      483,207
===================================================================================
                                       8,659   $7,644,639  $2,689,981   $4,954,658
___________________________________________________________________________________
===================================================================================

NOTE 9 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                       1999
                        --------------------------  ------------------------
                          SHARES        AMOUNT        SHARES       AMOUNT
                        ----------  --------------  ----------  ------------
Sold                    34,419,619  $1,119,217,487  30,095,501  $884,324,432
-----------------------------------------------------------------------------
Issued as reinvestment
 of dividends            4,458,825     123,464,868   1,227,239    38,842,126
-----------------------------------------------------------------------------
Reacquired              (9,435,305)   (301,486,715) (6,712,560) (198,140,598)
=============================================================================
                        29,443,139  $  941,195,640  24,610,180  $725,025,960
_____________________________________________________________________________
=============================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------
                          2000(a)        1999(a)       1998       1997      1996
                         ----------     ----------  ----------  --------  --------
Net asset value,
 beginning of period     $    33.50     $    26.25  $    20.83  $  17.48  $  16.11
-----------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income         0.04           0.06        0.09      0.08      0.30
-----------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (4.94)          7.76        6.59      4.05      2.09
===================================================================================
  Total from investment
   operations                 (4.90)          7.82        6.68      4.13      2.39
===================================================================================
Less distributions:
 Dividends from net
  investment income           (0.04)         (0.09)      (0.13)    (0.19)    (0.10)
-----------------------------------------------------------------------------------
 Distributions from net
  realized gains              (1.26)         (0.48)      (1.13)    (0.59)    (0.92)
===================================================================================
  Total distributions         (1.30)         (0.57)      (1.26)    (0.78)    (1.02)
===================================================================================
Net asset value, end of
 period                  $    27.30     $    33.50  $    26.25  $  20.83  $  17.48
___________________________________________________________________________________
===================================================================================
Total return                 (14.68)%        29.90%      32.41%    23.69%    15.02%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $2,746,161     $2,383,367  $1,221,384  $690,841  $369,735
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
 average net assets            0.84%(b)       0.76%       0.66%     0.70%     0.73%
___________________________________________________________________________________
===================================================================================
Ratio of net investment
 income to average net
 assets                        0.12%(b)       0.20%       0.68%     1.05%     2.00%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate          62%            62%        100%      127%      129%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $2,733,652,844.

                              AIM V.I. VALUE FUND
                                      FS-135